UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Allegion Public Limited Company
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NOTICE OF 2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS
The Annual General Meeting of Shareholders of Allegion plc (the “Company”) will be held at the following location to consider and vote upon the following proposals:

When		June 8, 2016, at 5:00 p.m., local time

Location		Mandarin Oriental, Neuturmstrasse l, Munich, Germany

Items of Business	1.	By separate resolutions, to re-elect as directors for a period of one year expiring at the end of the Annual General Meeting of Shareholders of the Company in 2017, the following six individuals:
		(a)	Michael J. Chesser	(d)	David D. Petratis
		(b)	Carla Cico	(e)	Dean I. Schaffer
		(c)	Kirk S. Hachigian	(f)	Martin E. Welch III
	2.	To give advisory approval of the compensation of the Company’s named executive officers.
	3.	To approve the appointment of PricewaterhouseCoopers as independent auditors of the Company and authorize the Audit and Finance Committee of the Board of Directors to set the auditors’ remuneration.
	4.	To approve certain administrative amendments to the Company’s (A) Memorandum of Association and (B) Articles of Association.
5.
To approve amendments to the Company’s Articles of Association to (A) provide for a plurality voting standard in the event of a contested election and (B) grant the Board of Directors sole authority to determine its size.

	6.	To conduct such other business properly brought before the meeting.

Record Date		Only shareholders of record as of the close of business on April 11, 2016, are entitled to receive notice of and to vote at the Annual General Meeting.
Shareholders in Ireland may participate in the Annual General Meeting at the Company’s headquarters located at Block D, Iveagh Court, Harcourt Road, Dublin 2, Ireland. See “Information Concerning Voting and Solicitation” of the proxy statement for further information on participating in the Annual General Meeting in Ireland.
Whether or not you plan to attend the meeting, please provide your proxy by either using the Internet or telephone as explained in the accompanying proxy statement or filling in, signing, dating, and promptly mailing a proxy card. Your proxy must be received by 8:00 a.m. Eastern Time on June 6, 2016.

By Order of the Board of Directors,
S. WADE SHEEK
Secretary
IF YOU ARE A SHAREHOLDER WHO IS ENTITLED TO ATTEND AND VOTE, THEN YOU ARE ENTITLED USING THE FORM PROVIDED (OR THE FORM IN SECTION 184 OF THE COMPANIES ACT OF 2014) TO APPOINT A PROXY OR PROXIES TO ATTEND THE ANNUAL GENERAL MEETING AND VOTE ON YOUR BEHALF. A PROXY IS NOT REQUIRED TO BE A SHAREHOLDER IN THE COMPANY. IF YOU WISH TO APPOINT AS PROXY ANY PERSON OTHER THAN THE INDIVIDUALS SPECIFIED ON THE PROXY CARD, PLEASE CONTACT THE COMPANY SECRETARY AT OUR REGISTERED OFFICE.
Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on June 8, 2016: The Annual Report, the Form 10-K, Proxy Statement and the Irish Statutory Accounts are available at www.proxyvote.com.

Registered Office Address: Block D Iveagh Court Harcourt Road Dublin 2, Ireland Ireland No. 527370	U.S. Mailing Address: c/o Schlage Lock Company LLC 11819 N. Pennsylvania Street Carmel, Indiana 46032

SUMMARY INFORMATION
This summary highlights information contained elsewhere in this Proxy Statement. For more complete information about these topics, please review Allegion plc’s Annual Report on Form 10-K and the entire Proxy Statement.

ANNUAL GENERAL MEETING OF SHAREHOLDERS

When	June 8, 2016 at 5:00 p.m., local time

Location	Mandarin Oriental
Neuturmstrasse l
Munich, Germany

Record Date	April 11, 2016

Voting	Shareholders as of the record date are entitled to vote. Each ordinary share is entitled to one vote for each director nominee and each of the other proposals.

Attendance	All shareholders of record on the record date may attend the meeting.

MEETING AGENDA AND VOTING RECOMMENDATIONS
The following items will be submitted for shareholder approval at the Annual General Meeting.

Agenda Item	Vote Required	Board Recommendation	Page
Election of six directors named in the proxy statement.	Majority of votes cast	For	1
Advisory approval of the compensation of the Company’s named executive officers.	Majority of votes cast	For	4
Approval of appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors and authorize the Audit and Finance Committee to set auditors’ remuneration.	Majority of votes cast	For	5
Approval of certain administrative amendments to the Company’s:
(A) Memorandum of Association; and	75% of votes cast	For	7
(B) Articles of Association.	75% of votes cast	For	8
Approval of amendments to the Company’s Articles of Association to:
(A) provide for a plurality voting standard in the event of a contested election; and	75% of votes cast	For	9
(B) grant the Board of Directors sole authority to determine its size.	75% of votes cast	For	10

CORPORATE GOVERNANCE HIGHLIGHTS
We are committed to good corporate governance practices that promote the long-term interests of shareholders, strengthen Board and management accountability and help build public trust. The following is a summary of our corporate governance practices. Additional information is found under the Corporate Governance section of this Proxy Statement.

Things We Do		Things We Don’t Do
✓	Substantial majority of independent directors (5 of 6)	✗	No pledging of Company stock
✓	Annual election of directors	✗	No hedging of Company stock
✓	Majority vote for directors	✗	No tax gross-ups in change-in-control agreements
✓	Independent Lead Director	✗	No excessive perquisites
✓	Term limit for non-employee directors	✗	No option repricing without shareholder approval
✓	Annual Board and committee self-assessments	✗	No dividend equivalents on unearned awards
✓	Executive sessions of non-management directors
✓	Executive and director stock ownership guidelines
✓	Board oversight of risk management
✓	Succession planning at all levels, including for Board and CEO

i

EXECUTIVE COMPENSATION
Our executive compensation program is designed to create a pay-for-performance culture by aligning the compensation program to the achievement of our strategic objectives and with shareholder interests. Our strategic objectives are: (i) expand in core markets; (ii) opportunistic acquisitions; (iii) enterprise excellence; (iv) innovation in existing and new product categories; and (v) growth in emerging markets.
The primary objectives of our executive compensation program are to:

•	Create and reinforce our pay-for-performance culture;

•	Align the interests of management with our shareholders;

•	Attract, retain and motivate executive talent by providing competitive levels of salary and targeted total pay;

•	Provide incentive compensation that promotes desired behavior without encouraging unnecessary and excessive risk; and

•	Integrate with our performance management process of goal setting and formal evaluation.
Pay-for-Performance
We achieved the following strong financial performance related to our executive compensation program:

•	Annual adjusted revenue (“Revenue”) of $2.048 billion, down 3.4% compared to prior year;

•	Adjusted Earnings Before Interest Tax Depreciation and Amortization (“EBITDA”) of $433.5 million, a decrease of 0.8% from 2014 adjusted EBITDA;

•	Available Cash Flow (“ACF”) of $282.8 million, an increase of 19.1% versus the prior year;

•	Adjusted earnings per share (“EPS”) of $2.95, an increase of 18.5% over 2014 adjusted EPS;

•	Total shareholder return (“TSR”) of 54.4% for the 2014 - 2015 performance period, which falls into the 94th percentile of the S&P Capital Goods Index; and

•	TSR of 12.8% for the 2015 performance period, which falls into the 92nd percentile of the S&P Capital Goods Index.
Based on the achievement of this performance, we achieved 124% financial performance under the Annual Incentive Plan and achieved a 200% payout of the performance share units.

ELECTION OF DIRECTORS
Set forth below is summary information about each director nominee the Board is recommending for election:

Nominee	Age	Director Since	Principal Occupation	Independent	Committee Memberships
Michael J. Chesser	67	2013	Former Chairman and Chief Executive Officer of Great Plains Energy Incorporated	✓	• Audit and Finance • Compensation (Chair) • Corporate Governance and Nominating
Carla Cico	55	2013	Former Chief Executive Officer of Rivoli S.p.A.	✓	• Audit and Finance • Compensation • Corporate Governance and Nominating
Kirk S. Hachigian (Lead Director)	56	2013	Executive Chairman of JELD-WEN, Inc.	✓	• Audit and Finance • Compensation • Corporate Governance and Nominating (Chair)
David D. Petratis	58	2013	Chairman, President and Chief Executive Officer of Allegion plc
Dean I. Schaffer	64	2014	Former Partner of Ernst & Young LLP	✓	• Audit and Finance • Compensation • Corporate Governance and Nominating
Martin E. Welch III	67	2013	Former Executive Vice President and Chief Financial Officer of Visteon Corporation	✓	• Audit and Finance (Chair) • Compensation • Corporate Governance and Nominating

ii

ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
We are asking for your advisory approval of the compensation of our named executive officers. While our Board of Directors intends to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature. Before considering this proposal, please read our Compensation Discussion and Analysis, which explains our executive compensation program and the Compensation Committee’s compensation decisions.

APPOINTMENT OF INDEPENDENT AUDITORS
We are asking you to approve the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent auditors for 2016 and to authorize the Audit and Finance Committee to set PwC’s remuneration.

ADMINISTRATIVE AMENDMENTS TO THE COMPANY’S (A) MEMORANDUM OF ASSOCIATION AND (B) ARTICLES OF ASSOCIATION
We are asking you to approve certain administrative amendments to the Company’s (A) Memorandum of Association; and (B) Articles of Association. We must make these amendments to account for the adoption of the Companies Act 2014.

ADMENDMENTS TO THE COMPANYS ARTICLES OF ASSOCIATION TO (A) PROVIDE FOR A PLURALITY VOTING STANDARD AND (B) GRANT THE BOARD SOLE AUTHORITY TO DETERMINE ITS SIZE
We are asking you to approve the amendments to the Company’s Articles of Association to (A) provide for a plurality voting standard in the event of a contested election; and (B) grant the Board sole authority to determine its size.

2017 ANNUAL GENERAL MEETING

Deadline for shareholder proposals for inclusion in the proxy statement:	December 23, 2016
Deadline for business proposals and nominations for director:	March 10, 2017

iii

PROXY STATEMENT

This Proxy Statement and the enclosed proxy card, or the Notice of Internet Availability of Proxy Materials , are first being mailed to shareholders of record on April 11, 2016 (the “Record Date”) on or about April 22, 2016.
PROPOSALS REQUIRING YOUR VOTE
Item 1. Election of Directors
We use a majority of votes cast standard for the election of directors. A majority of the votes cast means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee. Each director of the Company is being nominated for election for a one-year term beginning at the 2016 Annual General Meeting of Shareholders to be held on June 8, 2016 (the “Annual General Meeting”) and expiring at the end of the 2017 Annual General Meeting of Shareholders.
Under our articles of association, if a director is not re-elected in a director election, the director shall retire at the close or adjournment of the Annual General Meeting.
The Board of Directors recommends a vote FOR the following directors:

Michael J. Chesser
Age	67

Director Since	2013

Experience	Former Chairman and Chief Executive Officer of Great Plains Energy Incorporated (an electric utilities holding company) from 2003 to 2013

Current Directorships	None

Former Directorships	Polypore International Inc. Great Plains Energy Inc.
Director Qualifications
Mr. Chesser’s successful career in the energy sector offers us insight into the latest developments in industrial processes, innovation and process improvement. His expertise will provide guidance into new technologies for our operations, help progress our productivity initiatives and offer instructive process methodologies to accelerate our innovation efforts. Mr. Chesser is a recognized authority on energy technologies which brings unique perspectives both within our own operations and on behalf of our customers and communities. His extensive experience with compensation and talent development are of particular benefit to us. Finally, his leadership for a North American company will provide practical insight to help drive our growth plans for that geography.

Carla Cico
Age	55

Director Since	2013

Experience	Former Chief Executive Officer of Rivoli S.p.A. (prefabricated infrastructure company) from 2009 to 2011
Current Directorships	Alcatel-Lucent

Former Directorships	None

Director Qualifications
Ms. Cico’s experience leading a prefabricated infrastructure company offers a deep understanding of the building and construction industries. She brings a unique perspective to the Board with her direct knowledge of application expertise, regulatory requirements, complex configurations and working with architects, contractors and engineers to adhere to specific safety requirements, all of which influence the successful execution of our strategic plan. Ms. Cico was cited as one of the most powerful women in international business in Forbes (1994) and Fortune (1995). She offers extraordinary insight into regional and global economic, social and political issues.

Kirk S. Hachigian
Age	56

Director Since	2013

Lead Director Since	2013

Experience
Executive Chairman of JELD-WEN, Inc. (global manufacturer of doors and windows) since 2014 and President and Chief Executive Officer from 2014 to November 2015
Former Chairman, President and Chief Executive Officer of Cooper Industries plc (global manufacturer of electrical components for the industrial, utility and construction markets) from 2006 to 2012

Current Directorships	NextEra Energy Paccar Inc.

Former Directorships	Cooper Industries plc
Director Qualifications
Mr. Hachigian’s experiences as chairman and chief executive officer of JELD-WEN, Inc., a $3.5 billion global manufacturer, and Cooper Industries plc, a $6 billion global manufacturer, bring substantial expertise to all of our operational and financial matters, including global manufacturing, engineering, marketing, labor relations, channel management and investor relations. His prior work will benefit our Board of Directors and management team as we pursue future business opportunities globally. He has a successful track record of creating value for shareholders, completing the $13 billion merger of Cooper Industries with Eaton Corporation in 2012. In addition, his leadership of an organization incorporated in Ireland provides valuable oversight experience to our Irish financial reporting and accounting requirements. His executive leadership positions directly correspond to key elements of our growth and operational strategies.

David D. Petratis
Age	58

Director Since	2013

Experience
Chairman, President and Chief Executive Officer of Allegion plc since 2013
Former Chairman, President and Chief Executive Officer of Quanex Building Products Corporation (a manufacturer of engineered material and components for the building products markets) from 2008 to 2013

Current Directorships	None

Former Directorships	Gardner Denver, Inc. Quanex Building Products Corporation
Director Qualifications
Mr. Petratis’s successful leadership of global manufacturing companies brings significant experience and expertise to the Company’s management and governance. In particular, Mr. Petratis has an extensive background in the building products industry, as well as strong experience with operations and lean manufacturing, distribution and channel marketing and management, the merger and acquisition process, and strategy development.

Dean I. Schaffer
Age	64

Director Since	2014

Experience	Former Partner of Ernst & Young LLP (an international public accounting firm) from 1975 to 2014

Current Directorships	None

Former Directorships	None

Director Qualifications
Mr. Schaffer’s experience as a partner of an international accounting firm brings significant expertise to the Board of Directors in the areas of taxation, governance, strategy and acquisitions. During his career, Mr. Schaffer served on Ernst & Young’s Americas Executive Board, as the co-lead of the Americas Office of the Chairman Global Accounts Network and senior partner in the New York office and worked with many of the firm’s largest clients. Mr. Schaffer’s expertise will benefit the Board of Directors as it oversees our financial reporting and our governance and as it develops our tax and growth strategies.

Martin E. Welch III
Age	67

Director Since	2013

Experience
Former Executive Vice President and Chief Financial Officer of Visteon Corporation (a global automotive parts supplier) from 2011 to 2012
Former Executive Vice President and Chief Financial Officer of United Rentals, Inc. (an equipment rental company) from 2005 to 2009

Current Directorships	Global Brass and Copper Holdings, Inc.

Former Directorships	None

Director Qualifications
Mr. Welch’s experience as a chief financial officer brings substantial financial expertise to our Board. His senior leadership experience with global manufacturing companies will benefit our Board as it develops our growth strategy and will help drive our operational improvement. In addition, Mr. Welch’s experience as a business adviser to a private equity firm will benefit the Company’s long-term strategic planning.

Item 2. Advisory Approval of the Compensation of Our Named Executive Officers
We are presenting the following proposal, commonly known as a “Say-on-Pay” proposal, which gives you as a shareholder the opportunity to endorse or not endorse our compensation program for named executive officers (“NEOs”) by voting for or against the following resolution:
“RESOLVED, that the shareholders approve the compensation of the Company’s NEOs, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosure contained in the Company’s proxy statement.”
While our Board of Directors intends to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.
The primary objectives of our executive compensation program are to:

•	Create and reinforce our pay-for-performance culture;

•	Align the interests of management with our shareholders;

•	Attract, retain and motivate executive talent by providing competitive levels of salary and targeted total pay;

•	Provide incentive compensation that promotes desired behavior without encouraging unnecessary and excessive risk; and

•	Integrate with our performance management process of goal setting and formal evaluation.
By following these objectives, we believe that our compensation program for NEOs is strongly aligned with the long-term interests of our shareholders.
The Board of Directors recommends that you vote FOR advisory approval of the compensation of our NEOs as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosure contained in this proxy statement.

Item 3. Approval of Appointment of Independent Auditors
At the Annual General Meeting, shareholders will be asked to approve the appointment of PricewaterhouseCoopers (“PwC”) as our independent auditors for the fiscal year ending December 31, 2016, and to authorize the Audit and Finance Committee of our Board of Directors to set the independent auditors’ remuneration. PwC acted as our independent auditor since 2013 and has familiarity with our affairs. Based on such familiarity and its ability, we believe PwC is best qualified to perform this important function.
Representatives of PwC will be present at the Annual General Meeting and will be available to respond to appropriate questions. They will have an opportunity to make a statement if they so desire.
The Board of Directors recommends a vote FOR the proposal to approve the appointment of PwC as independent auditors of the Company and to authorize the Audit and Finance Committee of the Board of Directors to set the auditors’ remuneration.
Audit and Finance Committee Report
While management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls, the Audit and Finance Committee reviews the Company’s audited financial statements and financial reporting process on behalf of the Board of Directors. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and to issue a report thereon. The Audit and Finance Committee monitors those processes. In this context, the Audit and Finance Committee has met and held discussions with management and the independent auditors regarding the fair and complete presentation of the Company’s results. The Audit and Finance Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management has represented to the Audit and Finance Committee that the Company’s consolidated financial statements were prepared in accordance with United States generally accepted accounting principles, and the Audit and Finance Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit and Finance Committee also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, as amended (Communication with Audit Committees), as adopted by the PCAOB.
In addition, the Audit and Finance Committee has received and reviewed the written disclosures and the PCAOB-required letter from PwC regarding PwC’s communications with the Audit and Finance Committee concerning independence and discussed with PwC its independence. The Audit and Finance Committee also considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence. The Audit and Finance Committee has concluded that the independent auditors are independent from the Company and its management.
The Audit and Finance Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit and Finance Committee meets separately with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.
In reliance on the reviews and discussions referred to above, the Audit and Finance Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (“2015 Form 10-K”), for filing with the Securities and Exchange Commission (the “SEC”). The Audit and Finance Committee has selected PwC, subject to shareholder approval, as the Company’s independent auditors for the fiscal year ending December 31, 2016.
AUDIT AND FINANCE COMMITTEE
Martin E. Welch III (Chair)
Michael J. Chesser
Carla Cico
Kirk S. Hachigian
Dean I. Schaffer

Fees of the Independent Auditors
The following table shows the fees we paid or accrued for audit and other services provided by PwC for the fiscal years ended December 31, 2015 and 2014:

	2015	2014
Audit Fees (a)	$3,015,000	$2,890,000
Audit-Related Fees (b)	178,200	80,000
Tax Fees (c)	936,000	1,941,564
All Other Fees (d)	—	55,000
Total	$4,129,200	$4,966,564
_______________

(a)	Audit Fees for the fiscal year ended December 31, 2014 and 2015 were for professional services rendered for the audits of our annual consolidated financial statements, including statutory audits.

(b)
Audit-Related Fees consist of assurance services that are related to performing the audit and review of our financial statements. Audit-Related Fees include employee benefit plan audits, consultations on the application of accounting standards, comfort letter related to the 2015 bond offering, and verification reports and other services.

(c)	In 2014, $108,184 of the Tax Fees related to tax compliance and $1,833,380 related to consulting services. In 2015, the amount related to consulting services.

(d)	All Other Fees relate to an audit of our United Kingdom pension plan and known verification reports and other services.

The Audit and Finance Committee has adopted policies and procedures which require that the Audit and Finance Committee pre-approve all non-audit services that may be provided to the Company by its independent auditors. The policy: (i) provides for pre-approval of an annual budget for each type of service; (ii) requires Audit and Finance Committee approval of specific projects over $50,000, even if included in the approved budget; and (iii) requires Audit and Finance Committee approval if the forecast of expenditures exceeds the approved budget on any type of service. The Audit and Finance Committee pre-approved all of the services described above. The Audit and Finance Committee has determined that the provision of all such non-audit services is compatible with maintaining the independence of PwC.

Item 4. Approval of Certain Administrative Amendments
to the Company’s (A) Memorandum of Association and (B) Articles of Association

Background
On June 1, 2015, the Companies Act 2014 took effect in Ireland. The Companies Act 2014 consolidates and modernizes company law in Ireland. Although the changes to Irish company law will not impact our day-to-day operations, we must make some administrative updates to our Memorandum of Association and Articles of Association to ensure that they are not impacted or affected by the introduction of this new law. None of the proposed updates to our Memorandum of Association or our Articles of Association will materially change the rights of our shareholders.
Item 4A sets out certain proposed amendments to our Memorandum of Association, and Item 4B sets out certain proposed amendments to our Articles of Association. Under Irish law, any amendment to a public company’s Memorandum of Association must be voted on separately from any amendment to a public company’s Articles of Association. For that reason, we are asking shareholders to separately vote on Items 4A and 4B; however, given the inextricable link between Items 4A and 4B, each proposal is subject to the other being approved by shareholders, and as a result, both proposals will fail if either proposal does not pass.

Item 4A:	Proposed Administrative Amendments to the Company’s Memorandum of Association
We must make certain administrative changes to our Memorandum of Association to account for the adoption of the Companies Act 2014. None of the proposed amendments to our Memorandum of Association, which are being proposed in order to update the statutory references to be consistent with the Companies Act 2014, will materially change the rights of our shareholders. The proposed amendments to our Memorandum of Association are each specifically described in the text of the resolution below. This description is qualified in its entirety by reference to the complete text of the proposed amendments, which is attached to this Proxy Statement as Annex I. We urge you to read Annex I in its entirety before casting your vote.
As required under Irish law, Item 4A is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast. In addition, Item 4A is subject to Item 4B being adopted. Therefore, unless shareholders approve Item 4B, Item 4A will fail.

The Text of the Resolution in Respect of Item 4A is as Follows:
As a special resolution that, subject to and conditional upon Item 4B being passed, the following amendments, as shown in Annex I, be made to the Memorandum of Association:
“that the existing clause 2 of the Memorandum of Association be amended to include reference to the Company being a public limited company for the purposes of Part 17 of the Companies Act 2014 and that the existing clause 3(14) of the Memorandum of Association be amended to update the statutory reference to the Companies Act 2014.”

The Board of Directors recommends a vote FOR the proposal to approve the amendments to the Company’s Memorandum of Association in the manner described above.

Item 4B:	Proposed Administrative Amendments to the Company’s Articles of Association
We must make certain administrative changes to our Articles of Association to account for the adoption of the Companies Act 2014. None of the proposed amendments to our Articles of Association, which are being proposed in order to update the statutory references to be consistent with the Companies Act 2014, will materially change the rights of our shareholders. The table set forth below summarizes the proposed amendments to our Articles of Association. This summary table is qualified in its entirety by reference to the complete text of the proposed amendments, which is attached to this Proxy Statement as Annex II. We urge you to read Annex II in its entirety before casting your vote.

Amendment	Reason for Amendment
All references to the old Irish company law statutes, which were repealed when the Companies Act 2014 became effective on June 1, 2015, are replaced by references to the Companies Act 2014 (the “Act”)	To ensure that our Articles of Association are consistent with the statutory references in the Act
New Article 1
The Act adopts a new approach in regard to the articles of association of all companies. Instead of making provisions for a model set of articles of association, as was done with Table A in the Companies Act 1963 (“Table A”), the Act now contains specific sections which apply to all companies unless the articles of association specifically exclude them. As these provisions deal with matters which are already specified in our articles of association, it is necessary to include a new provision (Article 1) in order to disapply these optional sections of the Act. As Table A is no longer relevant, it is no longer necessary to provide for its disapplication. Sections 83 and 84 are being retained as they contain the powers necessary for a company to implement capital reductions and capital variations under the Act.

Amended Article 104
Article 104 has been amended in order to address the new requirements regarding the maintenance of accounting records. The directors may use the power provided for in the Act to send shareholders summary financial information in lieu of the full statutory financial statements of the company. However, where the directors elect to do so, any shareholder may request a full copy of the financial statements of the company to be sent to him or her. Article 104 (d) also makes specific reference to the financial statements being made available on the company’s website, as is the current practice.

As required under Irish law, Item 4B is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast. In addition, Item 4B is subject to Item 4A being adopted. Therefore, unless shareholders approve Item 4A, Item 4B will fail.

The Text of the Resolution in Respect of Item 4B is as Follows:
As a special resolution that, subject to and conditional upon Item 4A being passed, the Articles of Association be and are hereby amended in the manner provided in Annex II of this Proxy Statement.
The Board of Directors recommends a vote FOR the proposal to approve the amendments to the Company’s Articles of Association in the manner described above.

Item 5. Approval of Amendments to the Company’s Articles of Association to (A) Provide for a Plurality Voting Standard in the Event of a Contested Election; and (B) Grant the Board Sole Authority to Determine its Size

Background
Item 5A sets out proposed amendments to our Articles of Association to provide for a plurality voting standard in the context of a contested election. Item 5B sets out proposed amendments to our Articles of Association to grant the Board the sole authority to set its size.
Under Irish law, unless the Board is granted sole authority to set its size, the plurality voting standard would not achieve its desired results. For example, unless the Board is granted sole authority to set its size, nominees (including the Company’s nominees) who receive a simple majority of votes cast may also be elected to the Board, even if those nominees receive fewer votes than the nominees that otherwise fill the available seats. In contrast, in the United States, under a plurality voting standard, only those directors who receive the most votes for the available seats are elected. Given the link between Items 5A and 5B, each proposal is subject to the other being approved by shareholders, and as a result, both proposals will fail if either proposal does not pass.
The description of the following proposed amendments is only a summary and is qualified in its entirety by reference to the complete text of the proposed amendments. The proposed amendments regarding plurality voting are included in Annex III to this Proxy Statement and the proposed amendments regarding the grant to the Board the sole authority to set its size are included in Annex IV to this Proxy Statement. We urge you to read Annexes III and IV in their entirety before casting your vote.

Item 5A:	Approval of Amendments to the Company’s Articles of Association to Provide for a Plurality Voting Standard in the Event of a Contested Election
We currently have a majority voting standard for both uncontested and contested director elections. In the context of contested director elections, however, many believe that a plurality voting standard is more appropriate for a number of reasons, including to avoid the risk of a failed election (i.e., where one or more directors fails to receive a majority vote). Under a plurality voting standard, the nominees receiving the highest number of votes would be elected as directors, regardless of whether the nominees receive a majority of the votes cast in the election. In the United States, proxy advisory firms generally support this view as well and best practice calls for a majority voting standard in uncontested director elections, and a plurality voting standard in contested elections.
In recent years, as best practices in corporate governance have evolved, there has been a shift in the United States from the historically dominant plurality voting standard in all director elections to a majority voting standard in uncontested elections and a plurality standard in contested elections. As evidence of this shift, a survey of the 100 largest U.S. public companies reveals that the overwhelming majority have adopted a majority voting standard for uncontested elections while retaining a plurality voting standard for contested elections.
In light of the Board’s continual review of governance standards, the Board recommends that shareholders approve an amendment to our Articles of Association to provide for a plurality voting standard solely in the case of a contested election. If adopted, this amendment would provide that, where the number of director nominees exceeds the number of directors to be elected, only those directors receiving the most votes for the available seats would be elected. The Board believes it is in the best interests of our shareholders to adopt the plurality voting standard in the case of contested elections, while maintaining a majority voting standard in the case of uncontested elections. Accordingly, Item 5A seeks shareholder approval to amend our Articles of Association to provide for plurality voting in a contested election.
As required under Irish law, Item 5A is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast. In addition, Item 5A is subject to Item 5B being adopted. Therefore, unless shareholders approve Item 5B, Item 5A will fail.

The Text of the Resolution in Respect of Item 5A is as Follows:
As a special resolution that, subject to and conditional upon Item 5B being passed, the Articles of Association be and are hereby amended in the manner provided in Annex III of this Proxy Statement.
The Board of Directors recommends a vote FOR the proposal to approve the amendment of the Company’s Articles of Association to provide for plurality voting in the event of a contested election.

Item 5B:	Approval of Amendments to the Company’s Articles of Association to Grant the Board Sole Authority to Determine its Size
Our Board is also proposing to amend our Articles of Association to provide that the size of the Board be set solely by resolution of the Board. This amendment is necessary in order for the plurality voting mechanism described above to function effectively under Irish law. As discussed above, unless the Board is granted sole authority to set its size, nominees (including the Company’s nominees) who receive a simple majority of votes cast may also be elected to the Board, even if those nominees receive fewer votes than the nominees that otherwise fill the available seats.
As with plurality voting in contested elections, granting the Board sole authority to set its size is a common governance practice in the United States. A survey of the 100 largest U.S. public companies reveals that the overwhelming majority have granted their board sole authority to set the size of the board. Accordingly, Item 5B seeks shareholder approval to amend our Articles of Association to grant the Board sole authority to set its size within the parameters established in our Articles of Association.
As required under Irish law, Item 5B is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast. In addition, Item 5B is subject to Item 5A being adopted. Therefore, unless shareholders approve Item 5A, Item 5B will fail.

The Text of the Resolution in Respect of Item 5B is as Follows:
As a special resolution that, subject to and conditional upon Item 5A being passed, the Articles of Association be and are hereby amended in the manner provided in Annex IV of this Proxy Statement.

The Board of Directors recommends a vote FOR the proposal to approve the amendment of the Company’s Articles of Association to grant the Board sole authority to determine its size.

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE GUIDELINES
Our Corporate Governance Guidelines, together with the charters of the various Board committees, provide a framework for the corporate governance of the Company. The following is a summary of our Corporate Governance Guidelines. A copy of our Corporate Governance Guidelines, as well as the charters of each of our Board committees, are available on our website at www.allegion.com under the heading “About Allegion – Corporate Governance.”
Role of the Board of Directors
Our business is managed under the direction of the Board of Directors. The role of the Board of Directors is to oversee our management and governance and monitor senior management’s performance.
Board Responsibilities
The Board of Directors’ core responsibilities include, among other things:

•	selecting, monitoring, evaluating and compensating senior management;

•	assuring that management succession planning is ongoing;

•	overseeing the implementation of management’s strategic plans and capital allocation strategy;

•	reviewing our financial controls and reporting systems;

•	overseeing our management of enterprise risk;

•	reviewing our ethical standards and compliance procedures; and

•	evaluating the performance of the Board of Directors, Board committees and individual directors.
Board Leadership Structure
The positions of Chairman of the Board and Chief Executive Officer (“CEO”) of the Company are held by the same person. It is the Board of Directors’ view that our corporate governance principles, the quality, stature and substantive business knowledge of the members of the Board, as well as the Board’s culture of open communication with the CEO and senior management are conducive to Board effectiveness with a combined Chairman and CEO position. The Board reserves the right to separate the roles of Chairman and CEO in the event that there are changes in circumstances or performance.
In addition, the Board of Directors has a strong, independent Lead Director and it believes this role adequately addresses the need for independent leadership and an organizational structure for the independent directors. The Chairman and CEO is responsible for working with the Lead Director so that together they achieve the Board governance objectives outlined by the Board.
Mr. Hachigian has been the Lead Director since December 2013. The Board of Directors appoints a Lead Director for a three-year minimum term from among the Board’s independent directors. The Lead Director coordinates the activities of all of the Board’s independent directors. The Lead Director is the principal confidant to the CEO and ensures that the Board of Directors has an open, trustful relationship with the Company’s senior management team. In addition to the duties of all directors, as set forth in the Company’s Governance Guidelines, the specific responsibilities of the Lead Director are as follows:

•	Chair the meetings of the independent directors when the Chairman is not present;

•	Ensure the full participation and engagement of all Board members in deliberations;

•	Lead the Board of Directors in all deliberations involving the CEO’s employment, including hiring, contract negotiations, performance evaluations and dismissal;

•	Counsel the Chairman on issues of interest/concern to directors and encourage all directors to engage the Chairman with their interests and concerns;

•
Work with the Chairman to develop an appropriate schedule of Board meetings and approve such schedule, to ensure that the directors have sufficient time for discussion of all agenda items, while not interfering with the flow of Company operations;

•	Work with the Chairman to develop the Board and Committee agendas and approve the final agendas;

•
Keep abreast of key Company activities and advise the Chairman as to the quality, quantity and timeliness of the flow of information from Company management that is necessary for the directors to effectively and responsibly perform their duties; although Company management is responsible for the preparation of materials for the Board of Directors, the Lead Director will approve information provided to the Board and may specifically request the inclusion of certain material;

•	Engage consultants who report directly to the Board of Directors and assist in recommending consultants that work directly for Board Committees;

•
Work in conjunction with the Corporate Governance and Nominating Committee in compliance with Governance Committee processes to interview all Board candidates and make recommendations to the Board of Directors;

•
Assist the Board of Directors and Company officers in assuring compliance with and implementation of the Company’s Corporate Governance Guidelines; work in conjunction with the Corporate Governance Committee to recommend revisions to the Corporate Governance Guidelines;

•	Call, coordinate and develop the agenda for and chair executive sessions of the Board’s independent directors; act as principal liaison between the independent directors and the CEO;

•	Work in conjunction with the Corporate Governance and Nominating Committee to identify for appointment the members of the various Board Committees, as well as selection of the Committee chairs;

•	Be available for consultation and direct communication with major shareholders in coordination with the CEO;

•	Make a commitment to serve in the role of Lead Director for a minimum of three years; and

•	Help set the tone for the highest standards of ethics and integrity.
Board Risk Oversight
The Board of Directors has oversight responsibility of the processes established to report and monitor systems for material risks applicable to us. The Board of Directors focuses on our general risk management strategy and the most significant risks we face and ensures that appropriate risk mitigation strategies are implemented by management. The full Board is responsible for considering strategic risks and succession planning and receives reports from each committee as to risk oversight within their areas of responsibility. The Board of Directors has delegated to its various committees the oversight of risk management practices for categories of risk relevant to their functions as follows:

•
The Audit and Finance Committee oversees risks associated with our systems of disclosure controls and internal controls over financial reporting, our compliance with legal and regulatory requirements and risks associated with foreign exchange, insurance, credit and debt. The Audit and Finance Committee also oversees risks related to information technology, data privacy and cyber security.

•	The Compensation Committee considers risks related to the attraction and retention of talent and risks related to the design of compensation programs and arrangements.

•	The Corporate Governance and Nominating Committee oversees risks associated with our governance policies and practices as well as sustainability.
We have appointed the Chief Financial Officer (“CFO”) as our Chief Risk Officer and, in that role, the Chief Risk Officer periodically reports on risk management policies and practices to the relevant Board Committee or to the full Board so that any decisions can be made as to any required changes in our risk management and mitigation strategies or in the Board’s oversight of these.
Finally, as part of its oversight of our executive compensation program, the Compensation Committee considers the impact of the executive compensation program and the incentives created by the compensation awards on our risk profile. In addition, we review all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to the Company. In 2015, the Compensation Committee concluded that our compensation policies and procedures are not reasonably likely to have a material adverse effect on the Company.
Director Compensation and Stock Ownership
It is the policy of the Board of Directors that directors’ fees, initial restricted stock unit (“RSU”) awards and annual RSU awards be the sole compensation received from us by any non-employee director. The director stock ownership policy in effect from January 1, 2015 to June 30, 2015 required non-employee directors to own ordinary shares equal to their annual cash retainer. Effective as of July 1, 2015, the director stock ownership policy was amended to require non-employee directors to own ordinary shares equal to three times their annual cash retainer. Non-employee directors must hold any shares acquired until the stock ownership requirement is met and must thereafter maintain the ownership requirement until retirement.

Board Size and Composition
The Board of Directors consists of a substantial majority of independent, non-employee directors. In addition, our Corporate Governance Guidelines require that all members of the committees of the Board must be independent directors. The Board of Directors has the following three standing committees: Audit and Finance Committee, Compensation Committee and Corporate Governance and Nominating Committee. The Board of Directors has determined that each member of each of these committees is “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards and our Guidelines for Determining Independence of Directors. In 2015, each non-employee director served on each Board committee, other than Mr. Schaffer who did not serve on the Compensation Committee. Effective January 1, 2016, Mr. Schaffer was appointed to the Compensation Committee. We expect to rotate chairs of the committees periodically.
Board Diversity
Our policy on Board diversity relates to the selection of nominees for the Board of Directors. In selecting a nominee for the Board, the Corporate Governance and Nominating Committee considers the skills, expertise and background that would complement the existing Board and ensure that its members are of sufficiently diverse and independent backgrounds, recognizing that our businesses and operations are diverse and global in nature. The Board of Directors has one female director.
Board Advisors
The Board of Directors and its committees may, under their respective charters, retain their own advisors to assist in carrying out their responsibilities.
Executive Sessions
Our independent directors meet privately in regularly scheduled executive sessions, without management present, to consider such matters as the independent directors deem appropriate. These executive sessions are required to be held no less than twice each year.
Board Evaluation
The Corporate Governance and Nominating Committee assists the Board in evaluating its performance and the performance of the Board committees. Each committee also conducts an annual self-evaluation. The effectiveness of individual directors is considered each year when the directors stand for re-nomination.
Director Orientation and Education
We have developed an orientation program for new directors and provide continuing education for all directors. In addition, the directors are given full access to management and corporate staff as a means of providing additional information.
Director Nomination Process
The Corporate Governance and Nominating Committee reviews the composition of the full Board to identify the qualifications and areas of expertise needed to further enhance the composition of the Board, makes recommendations to the Board concerning the appropriate size and needs of the Board and, on its own or with the assistance of management, a search firm or others, identifies candidates with those qualifications. Each director nominee was elected by the Company’s shareholders at the 2015 annual general meeting. In considering candidates, the Corporate Governance and Nominating Committee will take into account all factors it considers appropriate, including breadth of experience, understanding of business and financial issues, ability to exercise sound judgment, diversity, leadership, and achievements and experience in matters affecting business and industry. The Corporate Governance and Nominating Committee considers the entirety of each candidate’s credentials and believes that at a minimum each nominee should satisfy the following criteria: highest character and integrity, experience and understanding of strategy and policy-setting, sufficient time to devote to Board matters, and no conflict of interest that would interfere with performance as a director. Shareholders may recommend candidates for consideration for Board membership by sending the recommendation to the Corporate Governance and Nominating Committee, in care of the Secretary of the Company. Candidates recommended by shareholders are evaluated in the same manner as director candidates identified by any other means.
Application of Non-U.S. Corporate Governance Codes
Our Corporate Governance Guidelines and general approach to corporate governance as reflected in our Memorandum and Articles of Association and our internal policies and procedures are guided by U.S. practice and applicable federal securities laws and regulations and NYSE requirements. Although we are an Irish public limited company, we are not listed on the Irish Stock Exchange and therefore are not subject to the listing rules of the Irish Stock Exchange or any of its governance standards or guidelines.

DIRECTOR INDEPENDENCE
The Board of Directors has determined that all of our current directors, except Mr. Petratis, who is our CEO, are independent under the standards set forth in Exhibit I to our Corporate Governance Guidelines, which are consistent with the NYSE listing standards. In determining the independence of directors, the Board evaluated transactions between us and entities with which directors were affiliated that occurred in the ordinary course of business and that were provided on the same terms and conditions available to other customers. A copy of Exhibit I to our Corporate Governance Guidelines is available on our website, www.allegion.com, under the heading “About Allegion—Corporate Governance.”

COMMUNICATION WITH DIRECTORS
Shareholders and other interested parties wishing to communicate with the Board of Directors, the non-employee directors or any individual director (including our Lead Director and Compensation Committee Chair) may do so either by sending a communication to the Board and/or a particular Board member, in care of the Secretary of the Company, or by e-mail at allegionboard@allegion.com. Depending upon the nature of the communication and to whom it is directed, the Secretary will: (a) forward the communication to the appropriate director or directors; (b) forward the communication to the relevant department within the Company; or (c) attempt to handle the matter directly (for example, a communication dealing with a share ownership matter).

CODE OF CONDUCT
We have adopted a worldwide Code of Conduct, applicable to all employees, directors and officers, including our CEO, our CFO and our Controller. The Code of Conduct meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K, as well as the requirements of a “code of business conduct and ethics” under the NYSE listing standards. The Code of Conduct covers topics including, but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations. A copy of the Code of Conduct is available on our website located at www.allegion.com under the heading “About Allegion—Corporate Governance.” Amendments to, or waivers of the provisions of, the Code of Conduct, if any, made with respect to any of our directors and executive officers will be posted on our website.

ANTI-HEDGING POLICY AND OTHER RESTRICTIONS
We prohibit our directors and executive officers from (i) purchasing any financial instruments designed to hedge or offset any decrease in the market value of our securities and (ii) engaging in any form of short-term speculative trading in our securities. Directors and executive officers are also prohibited from holding our securities in a margin account or pledging our securities as collateral for a loan unless pre-approved by the Corporate Governance and Nominating Committee.

COMMITTEES OF THE BOARD
Audit and Finance Committee

Members:	Martin E. Welch, III (Chair)
Michael J. Chesser
Carla Cico
Kirk S. Hachigian
Dean I. Schaffer
Key Functions:

•
Review annual audited and quarterly financial statements, as well as disclosures under our “Management’s Discussion and Analysis of Financial Conditions and Results of Operations,” with management and the independent auditors.

•	Obtain and review periodic reports, at least annually, from management assessing the effectiveness of our internal controls and procedures for financial reporting.

•	Review our processes to assure compliance with all applicable laws, regulations and corporate policy.

•	Oversee risk related to our financial reporting and compliance with legal and regulatory requirements.

•
Recommend the accounting firm to be proposed for appointment by the shareholders as our independent auditors and review the performance of the independent auditors, including receipt of their annual independence statement.

•	Review the scope of the audit and the findings and approve the fees of the independent auditors.

•	Approve in advance permitted audit and non-audit services to be performed by the independent auditors.

•	Review proposed borrowings and issuances of securities and cash management policies.

•	Recommend to the Board of Directors the dividends to be paid on our ordinary shares.

•	Review periodic reports of the investment performance of our employee benefit plans.

The Board of Directors has determined that each member of the Audit and Finance Committee is “independent” for purposes of the applicable rules and regulations of the SEC, as defined in the NYSE listing standards and our Corporate Governance Guidelines and has determined that each member of the Audit and Finance Committee meets the qualifications of a financial expert. The Board of Directors has determined that Mr. Welch meets the qualifications of an “audit committee financial expert” as that term is defined by rules of the SEC.
A copy of the charter of the Audit and Finance Committee is available on our website, www.allegion.com, under the heading “About Allegion—Corporate Governance.”
Compensation Committee

Members:	Michael J. Chesser (Chair)
Carla Cico
Kirk S. Hachigian
Dean I. Schaffer
Martin E. Welch, III
Key Functions:

•	Establish executive compensation policies.

•	Approve the CEO’s compensation based on the evaluation by the Board of Directors of the CEO’s performance against the goals and objectives set by the Board of Directors.

•	Approve compensation of officers and key employees.

•	Review and approve executive compensation and benefit programs.

•	Administer our equity compensation plans.

•	Review and recommend significant changes in principal employee benefit programs.

•	Approve and oversee Compensation Committee consultants.
For a discussion concerning the processes and procedures for determining executive compensation and the role of executive officers and compensation consultants in determining or recommending the amount or form of compensation, see “Compensation Discussion and Analysis.”
The Board of Directors has determined that each member of the Compensation Committee is “independent” as defined in the NYSE listing standards and our Corporate Governance Guidelines. In addition, the Board of Directors has determined that each member of the Compensation Committee qualifies as a “Non-Employee Director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 and an “outside director” within the meaning of Section 162(m) of the Code.
A copy of the charter of the Compensation Committee is available on our website, www.allegion.com, under the heading “About Allegion—Corporate Governance.”
Corporate Governance and Nominating Committee

Members:	Kirk S. Hachigian (Chair)
Michael J. Chesser
Carla Cico
Dean I. Schaffer
Martin E. Welch, III
Key Functions:

•	Identify individuals qualified to become directors and recommend the candidates for all directorships.

•	Recommend individuals for election as officers.

•	Review our Corporate Governance Guidelines and make recommendations for changes.

•	Consider questions of independence and possible conflicts of interest of directors and executive officers.

•	Take a leadership role in shaping our corporate governance.

•	Oversee our sustainability efforts.
The Board of Directors has determined that each member of the Corporate Governance and Nominating Committee is “independent” as defined in the NYSE listing standards and our Corporate Governance Guidelines.
A copy of the charter of the Corporate Governance and Nominating Committee is available on our website, www.allegion.com, under the heading “About Allegion—Corporate Governance.”

Board, Committee and Annual Meeting Attendance
The Board of Directors and its committees held the following number of meetings during the fiscal year ended December 31, 2015:

Board	5
Audit and Finance Committee	9
Compensation Committee	6
Corporate Governance and Nominating Committee	3
Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors and the committees on which he or she served during the year. It is the Board’s policy for non-employee directors to meet as necessary, but at least twice a year, in executive session to consider such matters as they deem appropriate without management being present. In 2015, the non-employee directors met in executive session four times.
We expect all Board members to attend the annual general meeting, but from time to time other commitments prevent all directors from attending the meeting. All of the directors attended the 2015 annual general meeting of shareholders.

COMPENSATION OF DIRECTORS
Director Compensation
Our director compensation program is designed to compensate non-employee directors fairly for work required for a company of our size and scope and align their interests with the long-term interests of our shareholders. The program reflects our desire to attract, retain and use the expertise of highly qualified people serving on our Board of Directors. The Corporate Governance and Nominating Committee periodically reviews the compensation level of our non-employee directors in consultation with the Committee’s independent compensation consultant and makes recommendations to the Board of Directors. Employee directors do not receive any additional compensation for serving as a director.
Our director compensation program for non-employee directors from January 1 to June 30, 2015 consisted of the following elements:

Compensation Element	Compensation Value
Annual Cash Retainer	$210,000
Audit and Finance Committee Chair Cash Retainer	$15,000
Compensation Committee Chair Cash Retainer	$10,000
Corporate Governance and Nominating Committee Chair Cash Retainer (unless also the Lead Director)	$8,000
Lead Director Cash Retainer (plus $5,000 if also the Corporate Governance and Nominating Committee Chair)	$20,000
Additional Meetings or Unscheduled Planning Session Fees *	$1,500 (per meeting or session)
Initial Grant of RSUs	$50,000

Our director compensation program for non-employee directors from July 1 to December 31, 2015 consisted of the following elements:

Compensation Element	Compensation Value
Annual Cash Retainer	$140,000
Audit and Finance Committee Chair Cash Retainer	$15,000
Compensation Committee Chair Cash Retainer	$10,000
Corporate Governance and Nominating Committee Chair Cash Retainer (unless also the Lead Director)	$8,000
Lead Director Cash Retainer (plus $5,000 if also the Corporate Governance and Nominating Committee Chair)	$20,000
Additional Meetings or Unscheduled Planning Session Fees *	$1,500 (per meeting or session)
Annual Grant of RSUs	$70,000
Initial Grant of RSUs	$50,000
* The Board has 5 regularly scheduled meetings each year. The Audit and Finance Committee has 9 regularly scheduled meetings each year; the Compensation Committee has at least 4 regularly scheduled meetings each year; and the Corporate Governance and Nominating Committee has at least 3 regularly scheduled meetings each year.

Share Ownership Requirement
To align the interest of the directors with the shareholders, the Board of Directors adopted a share ownership policy applicable to non-employee directors. From January 1 to June 30, 2015, the policy required each non-employee director to own ordinary shares with a value equal to their annual cash retainer of $210,000, calculated as of the date of acquisition. Effective July 1, 2015, the Board of Directors amended the policy to increase the ownership requirement to $420,000, which is equal to three times their annual cash retainer, calculated as of the date of acquisition.
Travel Expenses
We pay or reimburse directors for their travel and related expenses in connection with attending Board meetings and Board-related activities, such as Allegion site visits, industry trade shows and continuing director education programs. Under Irish law, the payment or reimbursement of travel and related expenses in connection with attending Board meetings is deemed compensation to the non-employee director on which the non-employee director must pay taxes. We consider such travel and related expenses to be ordinary business expenses for which we are responsible. As such, in order to continue attracting highly qualified directors, we pay the taxes imposed on non-employee directors in connection with their travel and related expenses incurred when attending Board meetings.

Director Product Program
In order for non-employee directors to develop a deeper understanding of our products and services, we maintain a program that permits directors to receive up to $2,000 of our products and services in any fiscal year.

2015 Director Compensation
The compensation paid or credited to our non-employee directors for the year ended December 31, 2015, is summarized in the table below.

Name	Fees earned or paid in cash ($)	Stock Awards ($)(a)	All Other Compensation ($)(b)	Total ($)
M. J. Chesser	185,000	70,056	25,018	280,074
C. Cico	175,000	70,056	6,230	251,286
K. S. Hachigian	200,000	70,056	20,754	290,810
D. I. Schaffer	175,000	70,056	22,345	267,401
M. E. Welch	190,000	70,056	18,895	278,951
____________________

(a)
The amount represents the aggregate grant date fair value of the annual grant of RSUs to non-employee directors, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. As of December 31, 2015, each non-employee director held 1,159 RSUs.

(b)
The amount represents the tax paid by the Company on behalf of directors in connection with director travel and related expenses incurred in attending Board meetings. The aggregate amount of perquisites and other personal benefits received by each of our non-employee directors in 2015 was less than $10,000.

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) provides a detailed description of our executive compensation philosophy and programs and the compensation decisions made by the Compensation Committee under those programs. This CD&A focuses on the compensation of our NEOs for 2015, which were:

Name	Position
D. D. Petratis	Chairman, President and CEO (“CEO”)
P. S. Shannon	Senior Vice President and CFO (“CFO”)
T. P. Eckersley	Senior Vice President - Americas
L. V. Moretti	Senior Vice President - EMEIA
C. E. Muhlenkamp	Senior Vice President - Global Operations
This CD&A is divided into the following sections:

•	Executive Summary

•	Compensation Philosophy and Design Principles

•	How We Make Compensation Decisions

•	Compensation Elements

•	2015 Compensation Structure Decisions

•	2015 Incentive Program Designs and Compensation Values for 2015 Performance

•	2016 Compensation

•	Other Compensation and Tax Matters

EXECUTIVE SUMMARY
In this section, we highlight 2015 performance and key actions that our Compensation Committee took to support our strategic priorities and to effectively align the interests of our NEOs with shareholders.
2015 Allegion Performance
We achieved the following strong financial performance related to our executive compensation program:

•	Annual adjusted revenue (“Revenue”) of $2.048 billion, down 3.4% compared to prior year;

•	Adjusted Earnings Before Interest Tax Depreciation and Amortization (“EBITDA”) of $433.5 million, a decrease of 0.8% from 2014 adjusted EBITDA;

•	Available Cash Flow (“ACF”) of $282.8 million, an increase of 19.1% versus the prior year;

•	Adjusted earnings per share (“EPS”) of $2.95, an increase of 18.5% over 2014 adjusted EPS;

•	Total shareholder return (“TSR”) of 54.4% for the 2014 - 2015 performance period, which falls into the 94th percentile of the S&P Capital Goods Index; and

•	TSR of 12.8% for the 2015 performance period, which falls into the 92nd percentile of the S&P Capital Goods Index.
Overview of 2015 NEO Target Compensation
The following chart summarizes our NEO’s target compensation in 2015.

NEO	Base Salary ($)	Annual Incentive Target Value ($)	Long-term Incentive Target Value ($)	Total Target Compensation ($)
D. D. Petratis	950,000	1,045,000	3,000,000	4,995,000
P. S. Shannon	463,250	324,275	750,000	1,537,525
T. P. Eckersley	420,000	273,000	500,000	1,193,000
L. V. Moretti*	344,704	206,822	300,000	851,526
C. E. Muhlenkamp	350,000	210,000	300,000	860,000
*    Ms. Moretti is paid in Euros.

Overall Pay Mix
As illustrated in the charts below, we place a significant emphasis on variable compensation (short- and long-term) so that a substantial percentage of each NEO’s total direct target compensation is contingent on the successful achievement of our strategic goals.

Consideration of 2015 Advisory Vote on Executive Compensation
The Compensation Committee regularly reviews the philosophy, objectives and elements of our executive compensation programs in relation to our short- and long-term business objectives. In undertaking this review, the Compensation Committee considers the views of shareholders as reflected in their annual advisory vote on our executive compensation proposal. At our 2015 annual general meeting, shareholders approved our executive compensation proposal by an overwhelming majority (approximately 98%). Based on the Compensation Committee’s review and the support our executive compensation programs received from shareholders, the Compensation Committee maintained the core elements of our executive compensation programs.

COMPENSATION PHILOSOPHY AND DESIGN PRINCIPLES
Compensation Philosophy and Executive Compensation Program Objectives
Our executive compensation program is designed to create a pay-for-performance culture by aligning the compensation program to the achievement of our strategic objectives and with shareholder interests. Our strategic objectives are: (i) expand in core markets; (ii) opportunistic acquisitions; (iii) enterprise excellence; (iv) innovation in existing and new product categories; and (v) growth in emerging markets. We strive to provide our NEOs with a compensation package that is market competitive within our industry and recognizes and rewards superior individual and company performance.
The following are the primary objectives of our executive compensation program and the guiding principles for setting and awarding executive compensation:

•
Create and reinforce our pay-for-performance culture: The compensation program should pay for performance. Exceptional performance should result in increased compensation; missing performance goals should result in reduced or no incentive pay.

•
Align the interests of management with our shareholders: To better align the interests of management with the interests of shareholders, a significant portion of executive compensation should be equity based, and stock ownership guidelines should be utilized to better ensure a focus on long-term, sustainable growth.

•
Attract, retain and motivate executive talent by providing competitive levels of salary and targeted total pay: Compensation should be competitive with those organizations with which we compete for top talent. That would include organizations in our industry sectors of similar size and scale to Allegion.

•
Provide incentive compensation that promotes desired behavior without encouraging unnecessary and excessive risk: Incentive compensation should help drive business strategy. The compensation program should encourage both the desired results and the right behaviors. It should help drive business strategy and strike a balance between short-term and long-term performance, while incorporating risk-mitigating design features to ensure that excessive risk is not encouraged.

•
Integrate with our performance management process of goal setting and formal evaluation: Target level goals should be aligned with the strategy and the Annual Operating Plan (“AOP”), and be considered stretch yet achievable, as appropriately established, for each year.

Maintaining Best Practices Regarding Executive Compensation
Our Compensation Committee intends to compensate our NEOs effectively and consistent with the objectives and design principles outlined above. We have adopted the following compensation practices, which are intended to promote strong governance and alignment with shareholder interests:

Compensation Committee Practices
Independence of Committee members
Committee members satisfy the NYSE independence standards, are “non-employee directors” under SEC rules and satisfy the requirements of an “outside director” for purposes of the Internal Revenue Code (the “Code”).

Independent Compensation Consultant	The Compensation Committee retains and annually reviews the independence of its compensation consultant.
Annual Risk Assessment
The Compensation Committee annually assesses the materiality and likelihood of our compensation program to ensure that our plans and awards are designed and working in a way to not encourage excessive risk taking.

Compensation at Risk	We grant a high percentage of at-risk compensation. We believe this is essential to creating a culture of pay-for-performance.
Target Pay at the Median Level
We target all components of pay to be at or near the median level of competitive practice and allow performance (both operational and shareholder return) to determine actual or realized pay. Actual pay may be above or below the target median based on performance.

Mitigate Undue Risk
We mitigate undue risk in our compensation program by instituting governance policies such as capping potential payments under our incentive plans, instituting clawback provisions, utilizing multiple performance metrics, including absolute and relative metrics, striking a balance between short- and long-term incentives and adopting stock ownership requirements.

Stock Ownership Guidelines
The Compensation Committee has adopted stock ownership guidelines (i) equal to six times base salary for the CEO, (ii) equal to three times base salary for the CFO and (iv) equal to two times base salary for the CEO’s direct reports.

Clawback Policy
We have the right to seek recoupment of all or part of annual cash incentives or performance share units (“PSUs”) that relate to a performance period beginning after January 1, 2014 if there is a: (1) significant or material restatement of our financial statements covering any of the three fiscal years preceding the grant or payment, or (2) a restatement of our financial statements for any such year which results from fraud or willful misconduct committed by an award holder.

Anti-Hedging and Pledging Policy	We prohibit our executive officers from hedging Allegion securities. Pledging is also prohibited unless approved by the Nominating and Corporate Governance Committee.
“Double triggers” in Change in Control Agreements
The NEOs and other executive officers do not receive change in control benefits unless their employment is terminated without cause (or by the executive for good reason) within a specified period following a change in control.

No Tax Gross Ups on Change in Control Benefits	The NEOs and other executive officers are not entitled to tax gross ups in the event that their change in control benefits are subject to the “golden parachute” excise tax under the Code.

HOW WE MAKE COMPENSATION DECISIONS
Decision Making Process
The Compensation Committee reviews and discusses the performance of the CEO and makes determinations regarding his compensation. For other NEOs, the CEO considers individual performance and makes individual compensation recommendations to the Compensation Committee. The Compensation Committee reviews, discusses, modifies and approves, as appropriate, these compensation recommendations. In making compensation decisions, the Compensation Committee uses several resources and tools, including competitive market information. One such tool is a tally sheet which assigns a dollar amount to each of the compensation elements discussed above as well as accumulated outstanding long-term equity awards and deferred compensation.
Use of Comparator Groups for Pay and Performance
The Committee uses two comparator groups when evaluating and making executive compensation decisions. The “Compensation Benchmarking Peer Group” is used to assess the competitiveness of our NEOs’ compensation, and the “Performance Peer Group” is used to evaluate our performance relative to our peers. As described below, the two comparator groups vary because executive compensation levels and practices are influenced by business complexity and company size.

Compensation Benchmarking Peer Group
The Committee considers relevant market pay practices, among other factors, when setting executive compensation to increase our ability to recruit and retain high performing talent. In assessing market competitiveness, the compensation of our NEOs is reviewed against executive compensation at a set of companies with which we compete for executive talent. The Compensation Benchmarking Peer Group consists of companies that generally:

•	Are similar to us in terms of certain factors, including one or more of the following: size (i.e., revenue, market capitalization), industry, and global presence;

•	Have NEOs whose scope of responsibilities are comparable in terms of breadth and complexity; and

•	Compete with us for executive talent.
The following companies comprised our Compensation Benchmarking Peer Group for 2015:

ADT Corp	Diebold	ITT Corp	Regal Beloit Corp
Apogee Enterprises	Donaldson Co.	Lennox International	Roper Industries
Armstrong World Industries	EnerSys	Masco Corp	ScanSource
Brady	Enpro Industries	NCI Building Systems	A.O. Smith Corp
Brink’s Co.	Esterline Technologies Corp	Nortek	Steelcase
Builders FirstSource	Flir Systems	Ply Gem Holdings	USG Corp
CACI International	Checkpoint Systems	Quanex Building Products	Valmont Industries
Fortune Brands Home & Security	Griffon Corp
Our Compensation Committee reviews the Compensation Benchmarking Peer Group on an annual basis and determines, with input from its independent consultant, whether any changes are appropriate. In 2015, the Committee revised the Compensation Benchmarking Peer Group to be used for 2016. Upon advice from its consultant, the following nine peer companies were removed due to lack of industry similarity and the following three size-appropriate companies with more similar industry fits were added:

Companies Removed	Companies Added
Brink’s Co.	Masonite International
CACI International	OSI Systems
Donaldson Co.	Owens Corning
EnerSys
Enpro Industries
Esterline Technologies Corp
ITT Corp
Regal Beloit Corp
Valmont Industries
Beginning in 2016, the Compensation Benchmarking Peer Group will be comprised of the following companies:

ADT Corp*	Diebold	Masco Corp	Quanex Building Products
Apogee Enterprises	Flir Systems	NCI Building Systems	Roper Industries
Armstrong World Industries*	Checkpoint Systems*	Nortek	ScanSource
Brady	Griffon Corp	OSI Systems	A.O. Smith Corp
Builders FirstSource	Lennox International Inc.	Owens Corning	Steelcase
Fortune Brands Home & Security	Masonite International	Ply Gem Holdings	USG Corp
* ADT Corp and Checkpoint Systems have entered into agreements to be acquired. Armstrong World Industries has announced that it is pursuing a spin-off of a portion of its business.
Performance Peer Group
Our Compensation Committee utilizes a performance peer group consisting of the companies in the S&P 400 Capital Goods Index (the “Performance Peer Group”). We believe the Performance Peer Group provides an appropriate measure of our relative TSR performance because it contains companies in similar industries and that operate in similar geographical markets to Allegion. Our Performance Peer Group is used for assessing relative TSR performance for our PSUs.

Role of the Compensation Committee and Independent Adviser
Our Compensation Committee has the authority to obtain advice and assistance from advisors and to determine their fees and terms of engagement. In 2015, the Compensation Committee engaged Meridian Compensation Partners, LLC (the “Consultant”) as its compensation consultant. In connection with this engagement, the Compensation Committee evaluated the Consultant’s independence and determined the Consultant was independent from management. The Compensation Committee did not engage any other advisor in 2015.
The Consultant provides advice to the Compensation Committee on our compensation program for executive officers and incentive programs for eligible employees. The Consultant may also provide our Corporate Governance and Nominating Committee advice on director compensation matters. The Consultant does not provide any services to the Company. The Compensation Committee evaluated whether any work provided by the Consultant raised any conflict of interest and determined that it did not.

COMPENSATION ELEMENTS
Primary Compensation Elements
We have three primary elements of total direct compensation - base salary, annual incentive, and long-term equity. The majority of our NEOs’ compensation is performance based and not guaranteed. The following table summarizes the key elements of our executive compensation program and describes why each element is provided:

	Salary	AIP	PSUs	Options	RSUs

Who Receives	All NEOs

When Granted / Received	Reviewed annually	Annually in March for prior year performance	First Quarter Annually

Form of Delivery	Cash		Equity

Type of Performance	Short Term Emphasis		Long Term Emphasis

Performance / Service Period	Ongoing	1 Year	3 Years

How Payout is Determined	Compensation Committee Discretion	Formulaic; Compensation Committee Approves	Formulaic; Compensation Committee Approves	Stock Price on Exercise/Vest Date

Most Recent Performance Measure	N/A	Mix of Financial and Individual Goals	EPS & Relative TSR	Stock Price Appreciation
Other Elements of Compensation
We also provide retirement and benefit programs as well as minimal perquisites, including use of a corporate aircraft for our CEO up to $100,000, an auto allowance for select executive officers, executive health reimbursement and financial counseling reimbursement. Ms. Moretti received a €200,000 cash award, 50% payable in 2015 and 50% payable in 2016, to mitigate the tax impact of being required to live in a high tax jurisdiction.

2015 COMPENSATION STRUCTURE DECISIONS
Our Compensation Committee annually reviews the base salaries, and the annual and long-term target opportunities of our NEOs to determine whether they competitively reward our NEOs for their services based on a comparison to executives in the Compensation Benchmarking Group.
Base Salary
It is our Compensation Committee’s philosophy that NEOs will not receive automatic annual merit increases to their base salaries. The Compensation Committee annually considers each NEO’s experience, proficiency, performance and potential to impact future business results, the NEO’s behavior against competencies and key corporate values as well as the competiveness in the market, in making future base salary decisions.
The following table shows the increases in the annual base salary approved by the Compensation Committee for each NEO. The increases for Messrs. Petratis and Shannon reflect market based adjustments.

NEO	2014 Base Salary ($)	2015 Base Salary ($)	Increase (%)
D. D. Petratis	900,000	950,000	5.6
P. S. Shannon	425,000	463,250	9.0
T. P. Eckersley	420,000	420,000	—
L.V. Moretti *	440,544	344,704	*
C. E. Muhlenkamp	350,000	350,000	—

*
Ms. Moretti’s base salary of €320,000 was not increased or decreased for 2015. The U.S. Dollar (“USD”) amounts above are shown as of April 1 of the applicable year based on the Euro to USD exchange rate on that day. The difference between 2014 and 2015 solely reflects the fluctuation in the exchange rate.

Annual and Long-Term Incentive Target Opportunities
NEO’s short- and long-term incentive opportunities remained the same as prior year.

NEO	2014 Target AIP (% of Base Salary)	2015 Target AIP (% of Base Salary)	Target AIP Increase (%)	2014 Target LTI ($)	2015 Target LTI ($)	Target LTI Increase ($)
D. D. Petratis	110	110	—	3,000,000	3,000,000	—
P. S. Shannon	70	70	—	750,000	750,000	—
T. P. Eckersley	65	65	—	500,000	500,000	—
L.V. Moretti	60	60	—	300,000	300,000	—
C. E. Muhlenkamp	60	60	—	300,000	300,000	—

2015 INCENTIVE PROGRAM DESIGNS AND COMPENSATION VALUES FOR 2015 PERFORMANCE
Annual Incentive Program
Annual Incentive Plan Design
For 2015, our NEOs, including the CEO, participated in our annual incentive plan (the “AIP”). The AIP is designed to reward executives for profitable revenue growth, the delivery of strong cash flow and individual contributions. Individual AIP payouts are calculated as the product of (i) the target annual incentive, (ii) the financial performance score and (iii) the individual performance score.
Financial Performance Factor
The financial score is based on achievement of pre-established financial metrics established by the Compensation Committee:

•	Revenue;

•	EBITDA for corporate and Operating Income (“OI”) for regions; and

•	ACF for corporate and Operating Cash Flow (“OCF”) for regions.

The Compensation Committee believes each metric is equally important and therefore weighs each equally. In order to further emphasize the importance of meeting profitability goals, we must achieve EBITDA for corporate at least equal to threshold performance level in order for any incentive award to be earned (the “Threshold Goal”). If the Threshold Goal is not achieved, no incentive award is earned under the AIP.
Our 2015 AIP metrics and goals were:

	Corporate
	Pre-established Financial Targets (in millions)			Payout as a % of Target
	Revenue ($)	EBITDA ($)	ACF ($)
Threshold	1,949	365	204	50%
Target	2,051	429	248	100%
Maximum	2,113	494	300	200%

	Americas
	Pre-established Financial Targets (in millions)			Payout as a % of Target
	Revenue ($)	OI ($)	OCF ($)
Threshold	1,438	350	327	50%
Target	1,514	412	399	100%
Maximum	1,559	474	483	200%

	EMEIA
	Pre-established Financial Targets (in millions)			Payout as a % of Target
	Revenue ($)	OI ($)	OCF ($)
Threshold	341	22	27	50%
Target	359	25	33	100%
Maximum	370	29	39	200%
AIP metrics are aligned with individuals’ line of sight and scope of impact. Executives serving in a corporate level role are measured solely based on the corporate financial metrics. The regional Presidents (Mr. Eckersley and Ms. Moretti) are measured based on a combination of corporate (45%) and regional (55%) financial objectives. We believe this combination focuses regional Presidents on achieving the pre-established objectives for their business unit as well as aligning their interests with corporate goals to help create sustainable shareholder value.
Individual Performance Factor
Individual objectives are established annually and include strategic initiatives with both financial and non-financial metrics. Participants are evaluated based upon non-financial metrics including core competencies. At the end of each year, the CEO evaluates performance against the pre-established individual objectives for officers other than himself and submits a recommendation to the Compensation Committee. The Compensation Committee evaluates the CEO’s performance against his pre-established individual objectives. Based on the Compensation Committee’s evaluation of the CEO and the CEO’s recommendations, the Compensation Committee determines and approves the individual performance score for each officer, which can range from 0% to 150% of target. In no case will an AIP award exceed 200% of the NEO’s target opportunity.

Actual Financial Performance vs. Target Goals
The table below shows the actual 2015 adjusted performance compared to the pre-established financial performance targets.

	Financial Target Goals ($)	Adjusted Actual Performance ($)	Performance as a % of Target Goal	Aggregate Performance as a % of Target
Corporate
Revenue	2,051	2,048	98.4%
EBITDA	429	434	106.7%	124%
ACF	248	283	166.4%
Americas
Revenue	1,514	1,538	153.5%
OI	412	414	102.8%	124%
OCF	399	412	115.2%
EMEIA
Revenue	359	337	—%
OI	25	23	68.3%	55%
OCF	33	32	97.1%
The Compensation Committee retains the authority to adjust our reported financial results for items causing significant differences from the assumptions contained in the AOP upon which the incentive targets were established, including the impact of changes in accounting principles, extraordinary items and unusual or non-recurring gains or losses. Adjustments to reported financial results are intended to better reflect executives’ line of sight and ability to affect performance results, align award payments with decisions which support the AOP, avoid artificial inflation or deflation of awards due to unusual or non-recurring items in the applicable period and emphasize long-term and sustainable growth. For 2015, the Committee adjusted our financial results to remove the impact of (i) mergers and acquisitions activity, (ii) divestitures, and (iii) restructuring. These adjustments increased the financial performance achieved by corporate from 84% to 124% and decreased the financial performance achieved by Americas from 130% to 124% and EMEIA from 67% to 55%.
Evaluated Individual Performance
For 2015, the Compensation Committee determined each NEO achieved the following individual performance rating:

NEO	Individual Performance Rating
D. D. Petratis	145%
P. S. Shannon	140%
T. P. Eckersley	130%
L.V. Moretti	140%
C. E. Muhlenkamp	125%
In determining the individual factor for each NEO’s AIP award, the Compensation Committee considered pre-established individual performance objectives, including the following:

•
Mr. Petratis: Set the company’s global strategic direction; exceeded organic growth objectives for the company; established peer-leading system of safety; and successfully managed Allegion’s resources that allowed the company to maximize capital allocation, profitably grow the business, and exceed ROIC goals.

•
Mr. Shannon: Implemented a comprehensive tax strategy; successfully executed capital allocation strategy; exceeded expectations in M&A activity to support our growth strategy; and engaged and grew our people through the focus of Allegion values.

•
Mr. Eckersley: Delivered organic growth goals in the Americas region; exceeded expectations in growth of our discretionary, electronic and residential businesses; successful execution of our M&A strategy to support our growth for the Americas region; and engaged and grew our people through the focus of Allegion values.

•
Ms. Moretti: Led business transformation efforts to restore profitability to the EMEIA region; successful execution of our M&A strategy to support our growth for the company; and successful deployment of Enterprise Excellence initiatives that improved customer service, world class safety, and productivity.

•
Mr. Muhlenkamp: Built operational capability that enabled Allegion to exceed our growth objectives; implemented distribution strategy that enabled Allegion to grow in different markets; established peer-leading system of safety; exceeded expectations in M&A activity to support our growth strategy; and engaged and grew our people through the focus of Allegion values.

2015 AIP Payouts to NEOs
Our Compensation Committee approved the following AIP awards for our NEOs:

NEO	Target Bonus Amount (A)($)	Financial Factor (B)	AIP Earned from Financial Performance (C)=(A)x(B)($)	Individual Performance Factor (D)	2015 AIP Amount (E)=(C)x(D)($)
D. D. Petratis	1,045,000	124%	1,293,710	145%	1,875,880
P. S. Shannon	324,275	124%	401,452	140%	562,033
T. P. Eckersley	273,000	124%	338,001	130%	439,402
L. V. Moretti*	209,422	86%	180,145	140%	252,203
C. E. Muhlenkamp	210,000	124%	259,980	125%	324,975

*	The amounts for Ms. Moretti are based on the Euro to USD exchange rate on February 3, 2016.
Other 2015 Annual Incentive Payments
In 2015, our EMEIA sector achieved significant improvement in revenue, OI and OCF growth on a local currency basis. However, due to significant fluctuations in the Euro to USD exchange rate, EMEIA’s AIP financial performance was negatively affected when translated into USD. In recognition of EMEIA’s 2015 organic financial performance, the Compensation Committee created a discretionary bonus pool for EMEIA employees. As part of that pool, Ms. Moretti received an additional award of $109,400.
Long-term Incentive Program
Long-term Incentive Program Design
Our long-term incentive program (“LTI”) is comprised 50% of PSUs, 25% of stock options, and 25% of RSUs. This design aligns the executives’ interests and long-term strategies with the interests of shareholders. LTI targets are expressed in dollar amounts which are converted to a number of shares based on the fair value of the award on the grant date.
PSUs: PSUs are earned based equally on our absolute EPS growth (from continuing operations) and relative TSR as compared to the Performance Peer Group companies over a three-year performance period as shown below. PSUs will vest at the end of the three-year performance period and the NEO will earn a number of shares based upon achievement of the performance metrics during the performance period. Upon vesting, PSUs convert into our ordinary shares on a one-for-one basis.

Performance Relative to S&P 400 Capital Goods Index	% of Target PSUs Earned *
< 25th Percentile	No award earned
25th Percentile	50%
50th Percentile	100%
>= 75th Percentile	200%

EPS Performance**	% of Target PSUs Earned *
Below Threshold	No award earned
Threshold	25%
Target	100%
Maximum	200%

*
Results are interpolated between percentiles achieved. The Compensation Committee retains the authority and discretion to make downward adjustments to the calculated PSU award payouts, either as a percentage or a dollar amount, or not to grant any award payout regardless of actual performance against pre-established goals.

**
EPS is calculated in accordance with GAAP, subject to adjustments for extraordinary, unusual or infrequent items; the impact of any change in accounting principles; goodwill and other intangible asset impairments; and gains or charges associated with discontinued operations or with obtaining or losing control of a business.

Dividend equivalents are accrued on outstanding PSU awards at the same time and at the same rate as dividends are paid to shareholders. Dividend equivalents are not earned until the PSUs vest and are payable in cash at the time of distribution unless the NEO elects to defer the PSUs into our Executive Deferred Compensation Plan (“EDCP”), in which case the dividends are also deferred. The actual dividend equivalents paid are determined by the actual number of PSUs earned at the end of the performance period.
Stock Options/RSUs: We grant executives an equal mix (by value) of stock options and RSUs in order to provide an effective balance between risk and retention. Stock options are considered “at risk” since there is no value unless the stock price appreciates during the term of the option period. RSUs, on the other hand, provide strong retentive value because they have value even if our stock price does not grow during the restricted period. Both stock options and RSUs vest ratably over a three-year period following the grant. Stock options expire on the tenth anniversary of the grant date. Dividend equivalents are accrued on outstanding RSU awards at the same time and at the same rate as dividends are paid to shareholders. Dividend equivalents on RSUs are only payable if the underlying RSU award vests. At the time of vesting, one ordinary share is issued for each RSU and any accrued dividend equivalents are paid in cash.
Equity Awards Granted in 2015
The Compensation Committee approved the annual grants shown in the table below in the first quarter of 2015.

NEO	Target 2015-2017 PSU Award ($)	Target 2015-2017 PSU Award (#)	2015 Stock Option Award ($)	2015 Stock Option Award (#)	2015 RSU Award ($)	2015 RSU Award (#)
D. D. Petratis	1,500,051	25,930	750,012	41,947	750,025	12,965
P. S. Shannon	375,042	6,483	187,508	10,487	187,550	3,242
T. P. Eckersley	250,028	4,322	125,017	6,992	125,014	2,161
L.V. Moretti *	150,005	2,593	75,007	4,195	75,031	1,297
C. E. Muhlenkamp	150,005	2,593	75,007	4,195	75,031	1,297

*
In addition to her annual grant shown above, Ms. Moretti received a special PSU award ($117,725) and a special retention RSU award ($375,060) to align her equity award opportunities with our other regional Presidents and to further align her interests with shareholders.

PSUs Earned for 2015
The PSUs earned for 2015 were based on a two-year performance period for each of the NEOs other than Ms. Moretti whose award was based on a one year performance period. The PSUs were earned based on the (i) EPS performance against pre-established goals and (ii) TSR performance relative to the Peer Performance Group companies.
For the NEOs other than Ms. Moretti, the Compensation Committee established an EPS threshold of $2.39, a target of $2.55 and a maximum of $2.74. We achieved an adjusted two-year EPS from continuing operations of $2.95 in 2015 which resulted in a payout equal to 200% of target and achieved a two-year TSR of 54.4% which resulted in performance at the 94th percentile. PSUs were earned at 200% of target. EPS was adjusted to eliminate the impact of acquisitions and divestitures, restructuring charges, impairment charges and the Venezuelan devaluation.
For Ms. Moretti, the Compensation Committee established an EPS threshold of $2.39, a target of $2.65 and a maximum of $2.95. We achieved an adjusted one-year EPS from continuing operations of $3.00 in 2015 which resulted in a payout equal to 200% of target and achieved a one-year 12.8% TSR which resulted in performance at the 92nd percentile. PSUs were earned at 200% of target. EPS was adjusted to eliminate the impact of acquisitions and divestitures, restructuring charges, impairment charges and the Venezuelan devaluation.
As a result of the foregoing performance, our NEOs earned the following awards for the 2014 - 2015 performance period and, for Ms. Moretti, the 2015 performance period:

NEO	Target PSUs Awarded (#)	PSUs Earned (#)
D. D. Petratis	18,476	36,952
P. S. Shannon	4,004	8,008
T. P. Eckersley	2,537	5,074
L.V. Moretti	2,035	4,070
C. E. Muhlenkamp	802	1,604

2016 COMPENSATION
The Compensation Committee annually reviews the total direct compensation for each NEO. Based on recommendations from the CEO and in accordance with our compensation philosophy, the Compensation Committee approved 2016 compensation shown in the table below:

NEO	2016 Base Salary ($)	2016 Target Annual Incentive (as a % of Base Salary)	2016 Target Annual LTI ($)
D. D. Petratis	950,000	110	3,000,000
P. S. Shannon	463,250	75	750,000
T. P. Eckersley*	420,000	70	500,000
L. V. Moretti	349,037	65	300,000
C. E. Muhlenkamp	350,000	60	300,000

*	In addition to his annual 2016 equity grant shown above, Mr. Eckersley received a special retention RSU award with a grant date value of $1 million.

OTHER COMPENSATION AND TAX MATTERS
Retirement Programs and Other Benefits
We maintain qualified and nonqualified defined benefit pension plans intended to provide fixed benefits upon retirement based on the individual’s age and number of years of service. Refer to the Pension Benefits table below for additional details on these programs.
A qualified defined contribution 401(k) plan called the Employee Savings Plan (“ESP”) is available for the salaried and hourly U.S. workforce. The ESP provides a dollar-for-dollar match on the first 6% of the employee’s eligible contributions to the ESP. The ESP has a number of investment options and is an important component of the retirement program. Employees who were actively employed prior to July 1, 2012 were given a one-time choice between continuing to participate in the defined benefit plan until December 31, 2022 or moving to an enhanced version of the ESP effective January 1, 2013 under which they would receive an employer core contribution of 2% of eligible pay in addition to the matching contribution and no longer accrue benefits under the defined benefit plan after December 31, 2012. Employees hired on or after July 1, 2012 were automatically covered under the enhanced version of the ESP and do not participate in the defined benefit plan. Employees hired after December 1, 2013 are not eligible for the 2% employer core contribution. Effective as of December 31, 2022, accruals in the qualified defined benefit plan will cease for all employees.
Additionally, we offer a nonqualified, defined contribution plan called the Supplemental Employee Savings Plan (the “Supplemental ESP”). The Supplemental ESP is an unfunded plan that makes up matching and core contributions that cannot be made to the ESP due to Internal Revenue Service (“IRS”) or plan limitations. The Supplemental ESP is deemed invested in funds selected by participants and includes the same funds available in the ESP except for a self-directed brokerage account, which is not available in the Supplemental ESP.
Our nonqualified EDCP allows eligible employees to defer receipt of a part of their annual salary, annual incentive award and/or PSP award in exchange for investments in ordinary shares or mutual fund investment equivalents is also available. Refer to the Nonqualified Deferred Compensation table for additional details on the deferred compensation plans.
We also provide certain other benefits believed to be consistent with prevailing market practice and to be competitive with peer company practices. These other benefits and their incremental costs to the Company are reported in “All Other Compensation” shown in the Summary Compensation Table.
Severance Arrangements
We have not adopted a formal severance policy for executives. In most cases, we would expect to provide for severance in the event of termination without cause.
In connection with recruiting certain officers, we generally enter into employment arrangements that provide for severance payments upon certain termination events, other than in the event of a change in control (which is described in “Change-In-Control Provisions” below). In the event of an involuntary termination other than for cause, Mr. Petratis and Mr. Shannon are eligible to receive severance equal to two times (Mr. Petratis) or one times (Mr. Shannon) base salary plus actual annual incentive award, not to exceed target and pro-rated for the number of days worked during the performance period.

Change-In-Control Provisions
We have a change in control plan (“CIC Plan”) that covers our NEOs in order to focus them on the best interests of our shareholders and to assure continuity of management in circumstances that reduce or eliminate job security and might otherwise lead to accelerated departures. This CIC Plan provides cash severance benefits in the event that a change in control occurs and an officer is terminated within two years of that change in control for reasons other than cause. Cash severance benefits in the event of a qualifying termination will be based on an individually defined Severance Multiple ranging from 2.0 for officers up to 3.0 for the CEO. Individual cash severance benefits will include (i) base salary in effect at termination times the Severance Multiple, (ii) current cash target incentive award times the Severance Multiple, and (iii) a target incentive award in the year of termination pro-rated for the portion of the performance cycle completed through the date of termination. Cash severance benefits under the CIC Plan will be reduced by severance-related benefits provided through any other Allegion severance program. NEOs will also immediately vest in their Elected Officer Supplemental Program (“EOSP”) and Key Management Supplemental Pension Plan (“KMP”) benefits following a change in control. For purposes of calculating Mr. Shannon’s EOSP benefits, two years would be added to his age and service if his employment is terminated within two years after a change in control. In addition, participants in the CIC Plan will, in the event of a qualifying termination, receive continued health and welfare coverage for a term of years equal to the Severance Multiple and outplacement benefits of up to $25,000.
The CIC Plan does not provide for payment of, or reimbursement for, any tax payments or other tax gross ups related to the severance benefits. However, the CIC Plan does provide for cash severance benefits to be adjusted such that participants will receive the better after tax benefit treatment (“Best of Net” approach) between (i) cash severance payments paid in full, with the executive responsible for all taxes incurred, or (ii) cash severance payments reduced to avoid triggering excise taxes.
Under the Incentive Stock Plan of 2013 (the “2013 Stock Plan”), outstanding unvested stock options and RSUs will not immediately vest and become exercisable or payable, as applicable, following a change in control if an alternate award is provided by the acquiring company. Such awards will immediately vest and become exercisable or payable, as applicable, if an alternate awards is not provided. PSUs, other than the Founder’s Grant PSUs, will be deemed to have earned a pro-rata award based on the target award opportunity and total number of months worked in the applicable performance period. The Founder’s Grant PSUs will be deemed to have earned the full amount of the award upon a change in control.
Senior Executive Performance Plan
The SEPP is a shareholder approved plan that funds the annual cash incentive awards that may be granted to each of the NEOs under the AIP. Under the SEPP, the maximum amount of cash incentive that can be paid to the CEO is 1.5% of Consolidated OI from Continuing Operations (as defined in the SEPP) and the maximum amount of cash incentive that can be paid to any other covered executive is 0.6% of Consolidated OI from Continuing Operations. Our Compensation Committee generally exercises its discretion to pay less than the maximum amount to the NEOs, after considering the factors described in the AIP.
Tax and Accounting Considerations
Section 162(m) of the Code imposes a limit of $1,000,000 on the amount that a publicly-traded company may deduct for federal income tax purposes in any taxable year for compensation paid to our CEO and the three other highest-paid NEOs, other than our CFO, who are employed as of the end of the year. To the extent that compensation is “performance-based” within the meaning of Section 162(m), the Section’s limitations will not apply. To qualify as performance based, compensation must, among other things, be paid pursuant to a shareholder approved plan upon the attainment of objective performance criteria.
Our Compensation Committee believes that the tax deductibility of compensation is an important factor, but not the sole factor, in setting executive compensation policies and in rewarding superior executive performance. Accordingly, our executive compensation program has been designed with the intent that most of the variable compensation (i.e., AIP, PSUs and stock options) paid to NEOs would qualify as performance-based within the meaning of Section 162(m) so as to be tax deductible to avoid the loss of a tax deduction due to Section 162(m). However, the Compensation Committee reserves the right to approve the payment of compensation to our executive officers that does not qualify as “performance-based” within the meaning of Section 162(m) and therefore, may not be deductible for federal income tax purposes.
In determining variable compensation program designs, our Compensation Committee considers other tax and accounting implications of particular forms of compensation, such as the implications of Section 409A of the Code governing deferred compensation arrangements and favorable accounting treatment afforded certain equity based plans that are settled in shares. The forms of variable compensation utilized are determined primarily by their effectiveness in creating maximum alignment between key strategic objectives and the interests of shareholders.
Timing of Awards
We intend to regularly grant annual equity grants following our earnings release for the fourth quarter and full year results. The equity grant date is never selected or changed to increase the value of equity awards for executives.

COMPENSATION COMMITTEE REPORT
We have reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement.
Based on our review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement as well as the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.
COMPENSATION COMMITTEE
Michael J. Chesser (Chair)
Carla Cico
Kirk S. Hachigian
Dean I. Schaffer
Martin E. Welch, III

EXECUTIVE COMPENSATION
The following table provides summary information concerning compensation paid to or accrued on behalf of our NEOs for services rendered during the years ended December 31, 2015, 2014 and 2013. The services rendered by our NEOs in 2013 were primarily for Ingersoll Rand and were, in some instances, in capacities not equivalent to the positions in which they now serve.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(a)	Bonus ($)(b)	Stock Awards ($)(c)	Option Awards ($)(d)	Non- Equity Incentive Plan Compensation ($)(e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(f)	All Other Compensation ($)(g)	Total ($)
D. D. Petratis	2015	938,462	—	2,514,691	750,012	1,875,880	891,188	431,390	7,401,623
Chairman, President and Chief Executive Officer	2014	900,000	—	4,786,693	750,009	1,838,806	540,916	179,040	8,995,464
	2013	363,461	1,330,000	2,039,921	675,023	—	73,858	54,116	4,536,379

P. S. Shannon	2015	454,423	—	628,750	187,508	562,033	874,547	113,640	2,820,901
Senior Vice President and Chief Financial Officer	2014	425,000	75,000	1,128,967	187,502	552,571	632,877	179,765	3,181,682
	2013	384,308	75,000	516,040	445,057	355,749	—	281,723	2,057,877
T. P. Eckersley	2015	420,000	—	419,148	125,017	439,402	273,810	93,006	1,770,383
Senior Vice President - Americas	2014	418,709	200,000	738,148	125,008	419,721	369,946	72,341	2,343,873
	2013	406,059	200,000	504,273	437,924	382,228	32,122	57,919	2,020,525
L. V. Moretti (h)	2015	352,864	109,400	765,050	75,007	252,203	—	157,637	1,712,161
Senior Vice President - EMEIA
C. E. Muhlenkamp	2015	350,000	—	251,498	75,007	324,975	41,266	71,911	1,114,657
Senior Vice President - Global Operations	2014	343,149	140,000	363,486	75,013	348,259	53,494	42,744	1,366,145
______________

(a)	A portion of a participant’s annual salary may be deferred into a number of investment options under our EDCP. In 2015, no NEO deferred any salary.

(b)
The amount in this column for 2015 represents the incremental cash award paid to Ms. Moretti under the discretionary EMEIA bonus pool established in recognition of EMEIA’s 2015 financial performance on a local currency basis.

(c)
The amounts shown in this column reflect the aggregate grant date fair value of PSU awards and any RSU awards granted for the year under ASC Topic 718 and do not reflect amounts paid to or realized by the NEOs. In determining the aggregate grant date fair value of the PSU awards, the awards are valued assuming target level performance achievement. If the maximum level performance achievement is assumed, the aggregate grant date fair value of the PSU awards would be as follows:

Name	Maximum Grant Date Value of PSU Awards ($)
D. D. Petratis	3,529,332
P. S. Shannon	882,402
T. P. Eckersley	588,268
L. V. Moretti	629,918
C. E. Muhlenkamp	352,934
For a discussion of the assumptions made in determining the ASC 718 values, see Note 15, “Share-Based Compensation,” to our consolidated financial statements contained in the 2015 Form 10-K. The ASC 718 grant date fair value of the PSU award is spread over the number of months of service required for the grant to become non-forfeitable, disregarding any adjustments for potential forfeitures. Please see also the Grants of Plan-Based Awards table for additional details of the 2015 grants included in this column.

(d)
The amounts in this column reflect the aggregate grant date fair value of stock option grants for financial reporting purposes for the year under ASC 718 and do not reflect amounts paid to or realized by the NEOs. For a discussion of the assumptions made in determining the ASC 718 values, see Note 15, “Share-Based Compensation,” to our consolidated financial statements contained in the 2015 Form 10-K.

(e)
This column reflects the amounts earned as annual awards under our AIP program. Unless deferred into the EDCP, AIP awards are paid in cash. In 2015, Mr. Muhlenkamp elected to defer 30% of his AIP payment. Amounts shown in this column are not reduced to reflect deferrals of AIP awards into the EDCP.

(f)
Amounts reported in this column reflect the aggregate increase in the actuarial present value of the benefits under the qualified Pension Plan (the “Pension Plan”), Supplemental Pension Plan, KMP and EOSP, as applicable. The change in pension benefits value is attributable to the additional year of service and age, the annual AIP award and any annual salary increase and the interest rates used to value the benefits. For 2015, the change was also attributable to the increase in the NEO’s final average pay and a decrease in lump sum interest rates. The plans do not permit above-market or preferential earnings on any nonqualified deferred compensation.

(g)	The following table summarizes the components of this column for 2015:

Name	Company Matching Contributions ($)(1)	Tax Assistance ($)(2)	Other Benefits ($)(3)	Total ($)
D. D. Petratis	183,505	—	247,885	431,390
P. S. Shannon	60,776	—	52,864	113,640
T. P. Eckersley	63,309	—	29,697	93,006
L. V. Moretti	6,555	109,441	41,641	157,637
C. E. Muhlenkamp	58,742	—	13,169	71,911
_____________

(1)
Represents matching contributions under our ESP and Supplemental ESP plans for Messrs. Petratis, Shannon, Eckersley, and Muhlenkamp and contributions under the Italian Providential fund for Ms. Moretti.

(2)	Represents tax assistance provided to Ms. Moretti to mitigate the impact of being required to live in a high tax jurisdiction.

(3)	The other benefits the NEOs received in 2015 are:

Name	Home Sale Assistance ($)	Relocation ($)	Aircraft Use ($)(i)	Other ($)(ii)	Total ($)
D. D. Petratis	120,000	—	95,127	32,758	247,885
P. S. Shannon	—	—	25,749	27,115	52,864
T. P. Eckersley	—	—	—	29,697	29,697
L. V. Moretti	—	26,470	—	15,171	41,641
C. E. Muhlenkamp	—	—	—	13,169	13,169

(i)	Represents the actual cost of the leased aircraft.

(ii)
Represents (a) the incremental cost of the leased cars, calculated based on the lease, insurance, fuel and maintenance costs for all NEOs; (b) financial counseling services; (c) personal expenses incurred in connection with the 2015 annual general meeting of shareholders; and (d) executive health program.

(h)
Cash amounts for Ms. Moretti were paid in Euros. For reporting purposes, these amounts have been converted from Euro to United States dollars in this table and throughout this Proxy Statement. Where amounts are reported as a point in time, Euros were converted to United States dollars using the closing currency exchange rate as of December 31, 2015. Where payments were made throughout the year, Euros were converted to United States dollars using the closing currency exchange rate as of the last day of the month in which the cash compensation was received or deemed to have been received.

2015 GRANTS OF PLAN-BASED AWARDS
The following table shows all plan-based awards granted to the NEOs during 2015. This table is supplemental to the Summary Compensation Table and is intended to complement the disclosure of equity awards and grants made under non-equity incentive plans in the Summary Compensation Table.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(c)	All Other Option Awards: Number of Securities Underlying Options (#)(c)	Exercise or Base Price of Option Awards ($/Sh) (d)	Closing Stock Price on Grant Date ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(e)
		Threshold ($)(a)	Target ($)(a)	Maximum ($)(a)	Threshold (#)(b)	Target (#)(b)	Maximum (#)(b)
D. D. Petratis
AIP	2/10/2015	522,500	1,045,000	2,090,000	—	—	—	—	—	—	—	—
PSUs (2015-17)	2/20/2015	—	—	—	6,483	25,930	51,860	—	—	—	—	1,764,666
Options	2/20/2015	—	—	—	—	—	—	—	41,947	57.85	58.60	750,012
RSUs	2/20/2015	—	—	—	—	—	—	12,965	—	—	—	750,025
P. S. Shannon
AIP	2/10/2015	162,138	324,275	648,550	—	—	—	—	—	—	—	—
PSUs (2015-17)	2/20/2015	—	—	—	1,621	6,483	12,966	—	—	—	—	441,201
Options	2/20/2015	—	—	—	—	—	—	—	10,487	57.85	58.60	187,508
RSUs	2/20/2015	—	—	—	—	—	—	3,242	—	—	—	187,550
T. P. Eckersley
AIP	2/10/2015	136,500	273,000	546,000	—	—	—	—	—	—	—	—
PSUs (2015-17)	2/20/2015	—	—	—	1,081	4,322	8,644	—	—	—	—	294,134
Options	2/20/2015	—	—	—	—	—	—	—	6,992	57.85	58.60	125,017
RSUs	2/20/2015	—	—	—	—	—	—	2,161	—	—	—	125,014
L. V. Moretti
AIP	2/10/2015	103,441	206,822	413,645	—	—	—	—	—	—	—	—
PSUs (2015-17)	2/20/2015	—	—	—	648	2,593	5,186	—	—	—	—	176,467
Options	2/20/2015	—	—	—	—	—	—	—	4,195	57.85	58.60	75,007
RSUs	2/20/2015	—	—	—	—	—	—	1,297	—	—	—	75,031
RSUs	4/8/2015	—	—	—	—	—	—	6,103	—	—	—	375,060
PSUs (2015)	4/8/2015	—	—	—	509	2,035	4,070	—	—	—	—	138,492
C. E. Muhlenkamp
AIP	2/10/2015	105,000	210,000	420,000	—	—	—	—	—	—	—	—
PSUs (2015-17)	2/20/2015	—	—	—	648	2,593	5,186	—	—	—	—	176,467
Options	2/20/2015	—	—	—	—	—	—	—	4,195	57.85	58.60	75,007
RSUs	2/20/2015	—	—	—	—	—	—	1,297	—	—	—	75,031
___________________

(a)
The target award levels for the AIP program were established by the Compensation Committee in February 2015. Refer to Compensation Discussion and Analysis under the heading “Annual Incentive Program” for a description of the Compensation Committee’s process for establishing AIP program award levels. The amounts reflected in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” columns represent the threshold, target and maximum amounts for awards under the AIP program that were paid in March 2016, based on performance in 2015. Thus, the amounts shown in the threshold, target and maximum columns reflect the range of potential payouts when the target award levels were established in February 2015. The AIP pays $0 for performance below threshold. The actual amounts paid pursuant to those awards are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(b)
The amounts reflected in the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns represent the threshold, target and maximum amounts for annual PSU awards for the 2015-2017 performance periods and, for Ms. Moretti, the 2015 performance period. PSUs are granted under the 2013 Stock Plan. The PSUs pay $0 for performance below threshold. For a description of the Compensation Committee’s process for establishing PSU target award levels and the terms of PSU awards, please refer to Compensation Discussion and Analysis under the heading “Long-Term Incentive Program” and the “Post-Employment Benefits” section below.

(c)
The amounts in these columns reflect the stock option and RSU awards granted in February 2015 and, for Ms. Moretti, in April 2015 under the 2013 Stock Plan. For a description of the Compensation Committee’s process for determining stock option and RSU awards and the terms of such awards, see Compensation Discussion and Analysis under the heading “Long-Term Incentive Program” and the “Post-Employment Benefits” section below.

(d)
The 2013 Stock Plan requires stock options to be granted at an exercise price equal to the fair market value of the our ordinary shares on the date of grant. The fair market value is defined as the average of the high and low price of our ordinary shares listed on the NYSE on the grant date.

(e)
The grant date fair value of the equity awards granted in 2015 was calculated in accordance with ASC 718. We caution that the actual amount ultimately realized by each NEO from the stock option awards will likely vary based on a number of factors, including stock price fluctuations, differences from the valuation assumptions used and timing of exercise or applicable vesting. For a description of the assumptions made in valuing the equity awards see Note 15, “Share-Based Compensation” to our consolidated financial statements contained in its 2015 Form 10-K. For PSUs, the grant date fair value has been determined based on achievement of target level performance.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2015
The following table shows, for each of the NEOs, all equity awards that were outstanding as of December 31, 2015.

Name		Option Awards				Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (a)	Number of Securities Underlying Unexercised Options (#) Unexercisable (a)	Option Exercise Price ($)	Option Expiration Date (b)	Number of Shares or Units of Stock that have Not Vested (#)(c)	Market Value of Shares or Units of Stock that have Not Vested ($)(d)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested (#)(e)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested ($)(d)
D. D. Petratis	2/20/2015	—	41,947	57.8500	2/20/2025	12,965	854,653	25,930	1,709,306
	3/11/2014	12,781	25,563	54.1250	3/11/2024	9,238	608,969	27,714	1,826,907
	3/11/2014	—	—	—	—	—	—	36,952	2,435,876
	12/13/2013	—	43,243	43.3600	12/13/2023	—	—	15,568	1,026,243
	8/9/2013	—	—	—	—	42,299	2,788,350	—	—
P. S. Shannon	2/20/2015	—	10,487	57.8500	2/20/2025	3,242	213,713	6,483	427,359
	3/11/2014	3,195	6,391	54.1250	3/11/2024	2,310	152,275	6,929	456,760
	3/11/2014	—	—	—	—	—	—	8,008	527,887
	12/13/2013	—	20,421	43.3600	12/13/2023	—	—	7,352	484,644
	2/22/2013	7,888	3,944	32.3319	2/21/2023	1,238	81,609	—	—
	2/24/2012	919	—	25.0472	2/23/2022	—	—	—	—
	2/24/2012	8,970	—	25.0173	2/23/2022	—	—	—	—
	2/14/2011	1,559	—	29.1159	2/13/2021	—	—	—	—
	2/14/2011	3,806	—	29.0956	2/13/2021	—	—	—	—
	2/16/2010	2,835	—	19.4574	2/15/2020	—	—	—	—
T. P. Eckersley	2/20/2015	—	6,992	57.8500	2/20/2025	2,161	142,453	4,322	284,906
	3/11/2014	—	—	—	—	—	—	5,074	334,478
	3/11/2014	2,130	4,261	54.1250	3/11/2024	1,540	101,517	4,619	304,484
	12/13/2013	—	19,643	43.3600	12/13/2023	—	—	7,072	466,186
	2/22/2013	8,242	4,122	32.3319	2/21/2023	1,294	85,300	—	—
	2/24/2012	9,374	—	25.0173	2/23/2022	—	—	—	—
	2/14/2011	3,977	—	29.0956	2/13/2021	—	—	—	—
	2/16/2010	3,260	—	19.4549	2/15/2020	—	—	—	—
L.V. Moretti	4/8/2015	—	—	—	—	6,103	402,310	4,070	268,294
	2/20/2015	—	4,195	57.8500	2/20/2025	1,297	85,498	2,593	170,931
	4/8/2014	1,173	2,347	51.2950	4/8/2024	895	58,998	2,684	176,929
C. E. Muhlenkamp	2/20/2015	—	4,195	57.8500	2/20/2025	1,297	85,498	2,593	170,931
	3/11/2014	—	—	—	—	—	—	1,604	105,736
	3/11/2014	—	2,557	54.1250	3/11/2024	924	60,910	2,772	182,730
	12/13/2013	—	13,964	43.3600	12/13/2023	—	—	5,028	331,446
	2/22/2013	—	1,553	32.3319	2/21/2023	488	32,169	—	—
___________________

(a)
These columns represent stock option awards. Except for the stock option awards granted on December 13, 2013, these awards generally become exercisable in three equal installments beginning on the first anniversary after the date of grant, subject to continued employment or retirement. The stock option awards granted on December 13, 2013 vest 100% on the third anniversary of the grant date.

(b)
Stock option awards granted prior to December 1, 2013 expire on the tenth anniversary (less one day) of the grant date. Stock option awards granted following December 1, 2013 expire on the tenth anniversary of the grant date.

(c)
This column represents unvested RSUs. Except as described in the following sentence, RSUs generally become exercisable in three equal installments beginning on the first anniversary after the date of grant, subject to continued employment or retirement. The following awards 100% vest on the third anniversary of the grant date: Mr. Petratis’s grant dated August 9, 2013, and Ms. Moretti’s grant dated April 8, 2015.

(d)	The market value was computed based on $65.92, the closing market price of our ordinary shares on the NYSE at December 31, 2015.

(e)
This column represents unvested and unearned PSUs. PSUs generally vest upon the completion of a three-year performance period. The receipt of the shares subject to the award is subject to achievement of the performance goals as certified by the Compensation Committee, and continued employment. In 2014, the Compensation Committee granted PSUs with two- and three-year performance periods. The PSUs with two-year performance periods were replacement awards for the Ingersoll Rand PSU awards that were canceled in the Spin-off. The PSUs for the 2014-2015 performance period are reflected at the maximum level. The other PSUs are reflected at the target level because we currently believe that is the probable outcome of the performance conditions.

2015 OPTION EXERCISES AND STOCK VESTED
The following table provides information regarding the amounts received by each NEO upon exercise of stock options or the vesting of RSUs and PSUs during the fiscal year ended December 31, 2015.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (a)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
D. D. Petratis	—	—	22,818	1,320,345
P. S. Shannon	—	—	7,937	460,028
T. P. Eckersley	—	—	6,240	361,867
L. V. Moretti	—	—	447	26,869
C. E. Muhlenkamp	8,278	267,086	1,897	110,086
___________________

(a)
This column reflects the aggregate dollar amount realized by the NEO upon the exercise of the stock options by determining the difference between the market price of the Company’s ordinary shares at exercise and the exercise price of the stock options.

2015 PENSION BENEFITS
The NEOs, participate in one or more of the following defined benefit plans:
•the Pension Plan;
•the Supplemental Pension Plan; and
•the EOSP or the KMP.
The Pension Plan is a funded, tax qualified, non-contributory defined benefit plan that covers our U.S. employees hired prior to July 1, 2012. The Pension Plan provides for normal retirement at age 65. A participant becomes vested in the benefit: (i) after five years of service, or (ii) while employed, the participant (a) attains age 65, (b) dies or (c) becomes disabled. The formula to determine the lump sum benefit under the Pension Plan is 5% of final average pay (the five highest consecutive years out of the last ten years of eligible compensation) for each year of credited service. A choice for distribution between an annuity and a lump sum option is available. The Pension Plan was closed to new participants after June 30, 2012, and no further benefits will accrue to any Pension Plan participant for service performed after December 31, 2022. Certain participants made an election in 2012 to forego accruing further benefits for service performed after December 31, 2012, and, in lieu, receive a non-elective employer contribution equal to 2% of eligible compensation in the ESP. No NEOs made this election.
The Supplemental Pension Plan is an unfunded, nonqualified, non-contributory defined benefit restoration plan. Since the IRS limits the annual compensation recognized when calculating benefits under the qualified Pension Plan, the Supplemental Pension Plan restores what is lost in the Pension Plan due to these limits. The Supplemental Pension Plan covers all our employees who participate in the Pension Plan and who are impacted by the IRS Code compensation limits. A participant must meet the vesting requirements of the qualified Pension Plan to vest for benefits under the Supplemental Pension Plan. Benefits under the Supplemental Pension Plan are available only as a lump sum distribution after termination and paid in accordance with Section 409A of the Code. As a result of the 2012 changes to the Pension Plan, the Supplemental Pension Plan was closed to employees hired on or after July 1, 2012, and no further benefits will accrue to any Supplemental Pension Plan participant for service performed after December 31, 2022 or after December 31, 2012 to the extent the participant made an election.

The NEOs, other than Mr. Muhlenkamp and Ms. Moretti, participate in either the EOSP or the KMP. The EOSP, which is closed to new participants, is an unfunded, nonqualified, non-contributory defined benefit plan, designed to replace a percentage of an officer’s final average pay based on the officer’s age and years of service at the time of retirement. Final average pay is defined as the sum of the officer’s current annual salary plus the average of the officer’s three highest annual incentive awards during the most recent six years. No other elements of compensation (other than salary and annual incentive awards) are included in final average pay. The EOSP provides a benefit pursuant to a formula in which 1.9% of an officer’s final average pay is multiplied by the officer’s years of service (up to a maximum of 35 years) and then reduced by the value of other retirement benefits the officer will receive that are provided by us under certain qualified and nonqualified retirement plans as well as Social Security. Vesting occurs, while the officer is employed, at the earlier of the attainment of age 55 and the completion of 5 years of service or age 62. Unreduced benefits under the EOSP are available at age 62 and benefits are only available as a lump sum after termination and paid in accordance with Section 409A of the Code.
The KMP, which is closed to new participants, is an unfunded, nonqualified, non-contributory defined benefit plan designed to replace a percentage of a key employee’s final average pay based on the key employee’s age and years of service at the time of retirement. Final average pay is defined as the sum of the key employee’s current annual salary plus the average of the employee’s three highest annual incentive awards during the most recent six years. No other elements of compensation (other than salary and AIP awards) are included in final average pay. The KMP provides a benefit pursuant to a formula in which 1.7% of a key employee’s final average pay is multiplied by years of service (up to a maximum of 30 years) and then reduced by the value of other retirement benefits the key employee will receive that are provided by us under certain qualified and nonqualified retirement plans as well as Social Security. Vesting occurs at the earlier of the attainment of age 55 and the completion of 5 years of service or age 65. Benefits are only available as a lump sum after termination and paid in accordance with Section 409A of the Code.
The table below represents the estimated present value of defined benefits for the plans in which each NEO participates.

Name	Plan Name	Number of Years Credited Service (#)(a)	Present Value of Accumulated Benefit ($)(b)	Payments During Last Fiscal Year ($)
D. D. Petratis	EOSP	2.42	1,505,962	—
P. S. Shannon	Qualified Pension Plan	13.67	159,788	—
	Supplemental Pension Plan	13.67	263,272	—
	EOSP	14.00	2,534,673	—
T. P. Eckersley	Qualified Pension Plan	8.17	93,106	—
	Supplemental Pension Plan	8.17	180,202	—
	KMP	8.17	910,897	—
L. V. Moretti (c)	—	—	—	—
C. E. Muhlenkamp	Qualified Pension Plan	4.83	66,029	—
	Supplemental Pension Plan	4.83	77,780	—
____________

(a)
Under the EOSP or the KMP, for officers covered prior to May 19, 2009 by Ingersoll Rand, a full year of service is credited for any year in which they work at least one day. In the Pension Plan, the Supplemental Pension Plan, the EOSP and the KMP for officers first covered on or after May 19, 2009 by Ingersoll Rand, the number of years of credited service is based on elapsed time (i.e., credit is given for each month in which a participant works at least one day).

(b)
The amounts in this column reflect the estimated present value of each NEO’s accumulated benefit under the plans indicated. The calculations reflect the value of the benefits assuming that each NEO was fully vested under each plan. The benefits were computed as of December 31, 2015, consistent with the assumptions described in Note12, “Pensions and Postretirement Benefits Other than Pensions,” to the annual combined financial statements included the 2015 Form 10-K.

(c)	Ms. Moretti does not participate in any Company defined benefit plan.

2015 NONQUALIFIED DEFERRED COMPENSATION
The following is a description of our nonqualified deferred compensation plans.
We maintain the EDCP, which is an unfunded, nonqualified plan that permits certain employees, including the NEOs, to defer receipt of up to 50% of their annual salary and up to 100% of their AIP awards, PSU awards and RSUs received upon commencement of employment. Elections to defer must be made prior to the beginning of the performance period. These assets are considered general assets of the Company and are available to our creditors in the event of the Company’s insolvency.
Participants are offered certain investment options (approximately 60 mutual fund investments and ordinary share equivalents) and can choose how they wish to allocate their cash deferrals among those investment options. Participants are 100% vested in all amounts deferred and bear the risk of any earnings and losses on such deferred amounts.
Generally, deferred amounts may be distributed following termination of employment or at the time of a scheduled in-service distribution date chosen by the participant. If a participant has completed five or more years of service at the time of termination, or is terminated due to long-term disability, death or retirement, the distribution is paid in accordance with the participant’s election. If a participant terminates without meeting these requirements, the account balance for all plan years will be paid in a lump sum in the year following the year of termination. A participant can elect to receive distributions at termination over a period of five, 10, or 15 annual installments, or in a single lump sum. A participant can elect to receive scheduled in-service distributions in future years that are at least two years after the end of the plan year for which they are deferring. In-service distributions can be received in two to five annual installments, or if no election is made, in a lump sum. For those participants who have investments in Company ordinary shares, the distribution of these assets will be in the form of ordinary shares, not cash.
Please refer to Compensation Discussion and Analysis for a description of the Supplemental ESP.
The following table provides information regarding contributions, distributions, earnings and balances for each NEO under our nonqualified deferred compensation plans:

Name	Executive Contributions in Last Fiscal Year ($)(a)	Registrant Contributions in Last Fiscal Year ($)(b)	Aggregate Earnings in Last Fiscal Year ($)(c)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(e)
D. D. Petratis
Supplemental ESP	—	162,305	(3,317)	—	275,470
P. S. Shannon
EDCP	—	—	242,819	—	2,026,413
Supplemental ESP	—	45,157	52,510	—	560,095
T. P. Eckersley
EDCP	209,861	—	56,738	153,971	1,086,002
Supplemental ESP	—	48,044	37,891	—	403,784
L. V. Moretti (d)	—	—	—	—	—
C. E. Muhlenkamp
EDCP	267,250	—	27,445	—	508,680
Supplemental ESP	—	42,875	(167)	—	86,671
____________

(a)	The annual deferrals (salary and AIP awards) are all reflected in the Salary column, the Non-Equity Incentive Plan column and the Stock Awards column, respectively of the Summary Compensation Table.

(b)	The amounts in this column are included in the All Other Compensation column of the Summary Compensation Table.

(c)
This column represents gains and losses on investments, as well as dividends on ordinary shares or ordinary share equivalents. The earnings or losses reported in this column are not included in the Summary Compensation Table.

(d)	Ms Moretti does not participate in any Company non-qualified deferred compensation plan.

(e)	This column includes the following amounts reported in the Summary Compensation Table in the current and prior years.

Name	EDCP	Supplemental ESP
D. D. Petratis	—	251,289
P. S. Shannon	—	107,936
T. P. Eckersley	609,626	116,618
L. V. Moretti	—	—
C. E. Muhlenkamp	230,009	60,016

POST-EMPLOYMENT BENEFITS
The following discussion describes the compensation to which each NEO would be entitled in the event of termination of such executive’s employment, including termination following a change in control.
Employment Arrangements and Severance.    All of the NEOs are entitled to benefits upon termination of their employment following a change in control. Messrs. Petratis and Shannon are also entitled to severance in the event of an involuntary termination without cause pursuant to their employment agreements. Messrs. Petratis and Shannon are eligible to receive 24 months and 12 months, respectively, of base annual salary plus a prorated annual incentive award earned for the year of termination as determined and paid at the conclusion of the full performance year in accordance with the terms of the plan.
Our equity award agreements, other than for the initial grant made immediately following the Spin-off (the “Founder’s Grant”), provide that upon termination for:

•	death or disability, RSUs and stock options shall immediately vest and the stock options remain exercisable for a period of three years;

•	retirement, RSUs and stock options shall continue to vest in accordance with their original vesting schedule and the stock options remain exercisable for a period of five years;

•
group termination, RSUs and stock options immediately vest in the portion of the awards that would have vested within twelve months of termination and all vested stock options remain exercisable for a period of three years following termination;

•
retirement, group termination or job elimination, PSUs vest pro-rata based on the time worked during the performance period and the achievement of performance goals through the end of the performance period; and

•	death or disability, PSUs vest pro-rata based on target level performance during the performance period.
The equity award agreements for the Founder’s Grant provide that, upon death or disability, the stock options will immediately vest and remain exercisable for three years and the PSUs will vest as if the person was employed by the Company throughout the performance period. The Founder’s Grant is canceled upon termination of employment in all other circumstances, including retirement.
Change in Control.    Our CIC Plan covers certain officers, including the NEOs. The CIC Plan provides for certain payments if the employment is terminated by the Company without “cause” (as defined in the CIC Plan) or by the NEO for “good reason” (as defined in the CIC Plan), in each case, within two years following a change in control of the Company. The CIC Plan does not provide for a payment to cover the impact to the executive of certain incremental taxes incurred in connection with the payments made following a change in control. The amount paid under the CIC Plan will be reduced to avoid the payment of any excise taxes.
If a NEO’s employment is terminated “without cause” or by the NEO for “good reason” following a change in control, the NEO is entitled to the following:

•	any accrued but unpaid base salary;

•	an amount equal to the NEO’s target annual bonus for the year in which the termination occurred, pro-rated for the months of service and based on the Company’s actual performance for the year; and

•	a lump sum severance payment equal to the three times (CEO) or two times (other NEOs) the sum of:

▪	the NEO’s annual salary in effect on the termination date, or, if higher, the annual salary in effect immediately prior to the event that constitutes “good reason”; and

▪	the NEO’s target annual incentive award for the year of termination.
In addition to the foregoing, the NEOs would also be eligible to participate in the Company’s welfare employee health programs for the severance period (three years for the CEO) and (two years for the other NEOs) and the Company will pay the premium for the first eighteen months. The Company would also provide each NEO up to $25,000 of outplacement services.
Under the 2013 Stock Plan, outstanding unvested stock options and RSUs will not immediately vest and become exercisable or payable, as applicable, following a change in control if an alternate award is provided by the acquiring company. Such awards will immediately vest and become exercisable or payable, as applicable, if an alternate awards is not provided. PSUs, other than the Founder’s Grant PSUs, will be deemed to have earned a pro-rata award based on the target award opportunity and total number of months worked in the applicable performance period. The Founder’s Grant PSUs will be deemed to have earned the full amount of the award upon a change in control.
A “change in control” is defined as the occurrence of any of the following events: (i) any person unrelated to the Company becomes the beneficial owner of 30% or more of the combined voting power of the Company’s voting stock; (ii) the directors serving at the time the change-in-control plan was adopted (or the directors subsequently elected by the shareholders of the Company whose election or nomination was duly approved by at least two-thirds of the then serving directors) fail to constitute a majority of the Board of Directors; (iii) consummation of any transaction or series of transactions under which the Company is merged or consolidated with any other company which is not an affiliate; (iv) any sale or transfer of all or substantially all of the Company’s assets, other than a sale or transfer with a corporation where the Company owns at least 80% of the combined voting power of such corporation or its parent after such transfer; or (v) any other event that the continuing directors determine to be a change in control; provided however, with respect to (i), (iii) and (v) above, there shall be no change in control if shareholders of the Company own more than 50% of the combined voting power of the voting securities of the Company or the surviving entity or any parent immediately following such transaction in substantially the same proportion to each other as prior to such transaction.
Enhanced Retirement Benefits. An officer vests in EOSP or KMP upon the earlier of: (i) the attainment of age 55 and the completion of 5 years of service; (ii) attainment of age 62 for the EOSP and age 65 for the KMP; (iii) death; or (iv) change in control. For Mr. Shannon, a termination within two years following a change in control also triggers the payment of an enhanced benefit whereby two years are added to both his age and service with the Company for purposes of the EOSP benefit. There are no enhancements provided to Mr. Petratis under the EOSP or to Mr. Eckersley under the KMP. Benefits under the EOSP and KMP are forfeited in the event of termination for cause. In order to be eligible for an EOSP or KMP benefit in the event of disability, a participant must remain disabled until age 65. An officer becomes vested in both the Pension Plan and the Supplemental Pension Plan upon the completion of 5 years of service. As of December 31, 2015, Mr. Shannon and Mr. Petratis were not vested in the EOSP and Mr. Eckersley was not vested in the KMP.

POST-EMPLOYMENT BENEFITS TABLE
The following table describes the compensation to which each of the NEOs would be entitled in the event of termination of such executive’s employment on December 31, 2015, including termination following a change in control. The potential payments were determined under the terms of our plans and arrangements in effect on December 31, 2015. The table does not include the pension benefits or nonqualified deferred compensation amounts that would be paid to an NEO, which are set forth in the Pension Benefits table and the Nonqualified Deferred Compensation table above, except to the extent that the NEO is entitled to an additional benefit as a result of the termination.

	Involuntary without Cause ($)	Change in Control ($)	Disability ($)	Death ($)
D. D. Petratis
Severance (a)	1,900,000	5,985,000	—	—
2015 Earned but Unpaid AIP Award(s) (b)	1,875,880	1,875,880	1,875,880	1,875,880
PSU Award Payout (c)	3,004,013	4,030,256	4,030,256	4,030,256
Value of Unvested Equity Awards (d)	—	5,866,859	5,866,859	5,866,859
Enhanced Retirement Benefits (e)	—	—	—	—
Outplacement (f)	—	25,000	—	—
Health Benefits (g)	—	22,412	—	—
Total	6,779,893	17,805,407	11,772,995	11,772,995
P. S. Shannon
Severance (a)	463,250	1,575,050	—	—
2015 Earned but Unpaid AIP Award(s) (b)	562,033	562,033	562,033	562,033
PSU Award Payout (c)	710,495	1,195,139	1,195,139	1,195,139
Value of Unvested Equity Awards (d)	—	1,230,928	1,230,928	1,230,928
Enhanced Retirement Benefits (e)	—	655,682	—	—
Outplacement (f)	—	25,000	—	—
Health Benefits (g)	—	22,412	—	—
Total	1,735,778	5,266,244	2,988,100	2,988,100

	Involuntary without Cause ($)	Change in Control ($)	Disability ($)		Death ($)
T. P. Eckersley
Severance (a)	—	1,386,000	—		—
2015 Earned but Unpaid AIP Award(s) (b)	439,402	439,402	439,402		439,402
PSU Award Payout (c)	464,926	931,112	931,112		931,112
Value of Unvested Equity Awards (d)	—	1,017,551	1,017,551		1,017,551
Enhanced Retirement Benefits (e)	—	—	—		—
Outplacement (f)	—	25,000	—		—
Health Benefits (g)	—	22,412	—		—
Total	904,328	3,821,477	2,388,065		2,388,065
C. E. Muhlenkamp
Severance (a)	—	1,120,000	—		—
2015 Earned but Unpaid AIP Award(s) (b)	324,975	324,975	324,975		324,975
PSU Award Payout (c)	231,502	562,947	562,947		562,947
Value of Unvested Equity Awards (d)	—	609,781	609,781		609,781
Enhanced Retirement Benefits (e)	—	—	—		—
Outplacement (f)	—	25,000	—		—
Health Benefits (g)	—	17,255	—		—
Total	556,477	2,659,958	1,497,703		1,497,703
L. V. Moretti				—
Severance (a)	—	1,103,053	—		—
2015 Earned but Unpaid AIP Award(s) (b)	252,203	252,203	252,203		252,203
PSU Award Payout (c)	308,917	308,917	308,917		308,917
Value of Unvested Equity Awards (d)	—	601,896	601,896		601,896
Enhanced Retirement Benefits (e)	—	—	—		—
Outplacement (f)	—	25,000	—		—
Health Benefits (g)	—	8,980	—		—
Total	561,120	2,300,049	1,163,016		1,163,016
___________

(a)	Refer to the description of how severance is calculated in the section above entitled Post-Employment Benefits.

(b)	Amounts represent the actual award earned for the 2015 performance period, which may be more or less than the target award.

(c)
For “Involuntary Without Cause,” this assumes group termination or job elimination. For the “Change in Control,” “Death” and “Disability,” these amounts represent the full value of the Founder’s Grant PSU award and a pro-rata portion of the other outstanding PSUs. Amounts are based on the closing stock price on December 31, 2015 ($65.92).

(d)
The amounts shown represent (i) the value of the unvested RSUs, which is calculated based on the number of unvested RSUs multiplied by the closing stock price on December 31, 2015 ($65.92) and (ii) the intrinsic value of the unvested stock options, which is calculated based on the difference between the closing stock price on December 31, 2015 ($65.92), and the relevant exercise price. For purposes of a “Change in Control”, we assume that an alternate award is not provided and the vesting of the unvested awards accelerate.

(e)
In the event of a change in control of the Company and a termination of the NEOs, the present value of the pension benefits under the EOSP, KMP and Supplemental Pension Plans would be paid out as lump sums. The amounts shown under change of control represent the estimated benefit provided in excess of the EOSP amount shown in the Pension Benefits Table. While there is no additional benefit to the NEOs as a result of involuntary resignation without cause or in the event of a death or disability, there are differences (based on the methodology mandated by the SEC) between the numbers that are shown in the Pension Benefits Table and those that would actually be payable to the NEO under these termination scenarios.

(f)	For the “Change in Control” column, the amount represents the maximum expenses we would reimburse the NEO for professional outplacement services.

(g)	Represents our cost of continued active coverage for eighteen months.

INFORMATION CONCERNING VOTING AND SOLICITATION
Why Did I Receive This Proxy Statement?
We sent you this Proxy Statement or a Notice of Internet Availability of Proxy Materials (“Notice”) because our Board of Directors is soliciting your proxy to vote at the Annual General Meeting. This Proxy Statement summarizes the information you need to know to vote on an informed basis.
Why Are There Two Sets Of Financial Statements Covering The Same Fiscal Period?
U.S. securities laws require us to send you our 2015 Form 10-K, which includes our financial statements prepared in accordance with U.S. GAAP. These financial statements are included in the mailing of this Proxy Statement. Irish law also requires us to provide you with our Irish Statutory Accounts for our 2015 fiscal year, including the reports of our Directors and auditors thereon, which accounts have been prepared in accordance with Irish law. The Irish Statutory Accounts are available on our website at www.allegion.com/irishstatutoryaccounts and will be laid before the Annual General Meeting.
How Do I Attend the Annual General Meeting?
All shareholders are invited to attend the Annual General Meeting. In order to be admitted, you must present a form of personal identification and evidence of share ownership.
If you are a shareholder of record, evidence of share ownership will be either (1) an admission ticket, which is attached to the proxy card and must be separated from the proxy card and kept for presentation at the meeting if you vote your proxy by mail, or (2) a Notice.
If you own your shares through a bank, broker or other holder of record (“street name holders”), evidence of share ownership will be either (1) your most recent bank or brokerage account statement, or (2) a Notice. If you would rather have an admission ticket, you can obtain one in advance by mailing a written request, along with proof of your ownership of our ordinary shares, to:
Secretary
Allegion plc
Block D
Iveagh Court
Harcourt Road
Dublin 2, Ireland
No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted at the Annual General Meeting.
How May I Participate in the Annual General Meeting in Ireland?
Shareholders that are present in Ireland on June 8, 2016 may visit our headquarters located at Block D, Iveagh Court, Harcourt Road, Dublin 2, Ireland to participate in the Annual General Meeting. The Annual General Meeting will begin at 4:00 p.m., local time.
Who May Vote?
You are entitled to vote if you beneficially owned our ordinary shares at the close of business on April 11, 2016, the Record Date. At that time, there were 95,724,303 of our ordinary shares outstanding and entitled to vote. Each ordinary share that you own entitles you to one vote on all matters to be voted on a poll at the Annual General Meeting.
How Do I Vote?
Shareholders of record can cast their votes by proxy by:

•	using the Internet and voting at www.proxyvote.com;

•	calling 1-800-690-6903 and following the telephone prompts to vote by proxy; or

•	completing, signing and returning a proxy card by mail. If you received a Notice and did not receive a proxy card, you may request one at sendmaterial@proxyvote.com.
The Notice is not a proxy card and it cannot be used to vote your shares.
If you vote by proxy by telephone, your use of that telephone system, and in particular the entry of your personal identification number or other unique identifier, will be deemed to constitute your appointment, in writing and under hand, for all purposes of the Companies Act of 2014 of Messrs. Petratis, Shannon and Braun as your proxies to vote your shares in accordance with your telephone instructions.

Shareholders of record may also vote their shares directly by attending the Annual General Meeting and casting their vote in person or appointing a proxy (who does not have to be a shareholder) to attend the Annual General Meeting and casting votes on their behalf in accordance with their instructions.
Street name holders must vote their shares in the manner prescribed by their bank, brokerage firm or nominee. Street name holders who wish to vote in person at the Annual General Meeting must obtain a legal proxy from their bank, brokerage firm or nominee. Street name holders will need to bring the legal proxy with them to the Annual General Meeting and hand it in with a signed ballot that is available upon request at the meeting. Street name holders will not be able to vote their shares at the Annual General Meeting without a legal proxy and a signed ballot.
Even if you plan to attend the Annual General Meeting, we recommend that you vote by proxy as described above so that your vote will be counted if you later decide not to attend the meeting.
In order to be timely processed, your vote must be received by 8:00 a.m. Eastern Time on June 6, 2016 (or, if you are a street name holder, such earlier time as your bank, brokerage firm or nominee may require).
May I Revoke My Proxy?
You may revoke your proxy at any time before it is voted at the Annual General Meeting in any of the following ways:

•	by notifying the Company’s Secretary in writing: c/o Allegion plc, Block D, Iveagh Court, Harcourt Road, Dublin 2, Ireland;

•	by submitting another properly signed proxy card with a later date or another Internet or telephone proxy at a later date but prior to the close of voting described above; or

•	by voting in person at the Annual General Meeting.
Merely attending the Annual General Meeting does not revoke your proxy. To revoke a proxy, you must take one of the actions described above.
How Will My Proxy Get Voted?
If your proxy is properly submitted, your proxy holder (one of the individuals named on the proxy card) will vote your shares as you have directed. If you are a street name holder, the rules of the NYSE permit your bank, brokerage firm or nominee to vote your shares on Item 3 (routine matter) if it does not receive instructions from you. However, your bank, brokerage firm or nominee may not vote your shares on Items 1, 2, 4 or 5 (non-routine matters) if it does not receive instructions from you (“broker non-votes”). Broker non-votes will not be counted as votes for or against the non-routine matters, but rather will be regarded as votes withheld and will not be counted in the calculation of votes for or against the resolution.
If you are a shareholder of record and you do not specify on the proxy card you send to the Company (or when giving your proxy over the Internet or telephone) how you want to vote your shares, then the Company-designated proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion regarding any other matters properly presented for a vote at the meeting.
What Constitutes A Quorum?
The presence (in person or by proxy) of shareholders entitled to exercise a majority of the voting power of the Company on the Record Date is necessary to constitute a quorum for the conduct of business. Abstentions and broker non-votes are treated as “shares present” for the purposes of determining whether a quorum exists.
What Vote Is Required To Approve Each Proposal?
A majority of the votes cast at the Annual General Meeting is required to approve Items 1, 2 and 3. A majority of the votes cast means that the number of votes cast “for” an Item must exceed the number of votes cast “against” that Item. Items 4A, 4B, 5A and 5B are considered special resolutions under Irish law and require 75% of the votes cast for approval.
Although abstentions and broker non-votes are counted as “shares present” at the Annual General Meeting for the purpose of determining whether a quorum exists, they are not counted as votes cast either “for” or “against” the resolution and, accordingly, will not affect the outcome of the vote.

Who Pays The Expenses Of This Proxy Statement?
We have hired Georgeson Inc. to assist in the distribution of proxy materials and the solicitation of proxies for a fee estimated at $14,000.00, plus out-of-pocket expenses. Proxies will be solicited on behalf of our Board of Directors by mail, in person, by telephone and through the Internet. We will bear the cost of soliciting proxies. We will also reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the persons for whom they hold shares.
How Will Voting On Any Other Matter Be Conducted?
Although we do not know of any matters to be presented or acted upon at the Annual General Meeting other than the items described in this Proxy Statement, if any other matter is proposed and properly presented at the Annual General Meeting, the proxy holders will vote on such matters in accordance with their best judgment.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth as of the Record Date, the beneficial ownership of our ordinary shares by (i) each director and director nominee of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table below, and (iii) all directors and executive officers of the Company as a group:

Name	Ordinary Shares (a)	Notional Shares (b)	Options Exercisable or RSUs Vesting Within 60 Days (c)
M. J. Chesser	2,166	—	—
C. Cico	1,937	—	—
K. S. Hachigian	2,192	—	—
D. I. Schaffer	2,021	—	—
M. E. Welch	2,179	—	—
D. D. Petratis	61,177	—	39,544
P. S. Shannon	16,011	21,056	39,806
T. P. Eckersley	27,166	6,644	35,565
L. V. Moretti	3,072	—	3,744
C. E. Muhlenkamp	9,029	2,228	4,229
All directors and executive officers as a group (16 persons)(d)	155,535	32,195	198,327
____________

(a)	Represents ordinary shares held directly.

(b)	Represents ordinary shares and ordinary share equivalents notionally held under the EDCP that are not distributable within 60 days of the Record Date.

(c)	Represents ordinary shares as to which directors and executive officers had stock options exercisable or RSUs that vest within 60 days of the Record Date, under the 2013 Stock Plan.

(d)
The Company’s ordinary shares beneficially owned by all current directors and executive officers individually and as a group (including shares issuable under exercisable options or vesting RSUs) aggregated less than 1% of the total outstanding ordinary shares. Ordinary shares and ordinary share equivalents notionally held under the EDCP are not counted as outstanding shares in calculating these percentages because they are not beneficially owned; the directors and executive officers have no voting or investment power with respect to these shares or share equivalents.

The following table sets forth each shareholder which is known by us to be the beneficial owner of more than 5% of the outstanding ordinary shares of the Company based solely on the information filed by such shareholder on Schedule 13G under the Securities Exchange Act of 1934:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (a)
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, Maryland 21202	9,714,530 (b)	10.15
The Vanguard Group 100 Vanguard Blvd Malvern, Pennsylvania 19355	7,764,970 (c)	8.11
____________

(a)
The ownership percentages set forth in this column are based on the Company’s outstanding ordinary shares on the Record Date and assumes that each of the beneficial owners continued to own the number of shares reflected in the table above on such date.

(b)
Information regarding the T. Rowe Price Associates, Inc. and its stockholdings was obtained from a Schedule 13G/A filed with the SEC on March 10, 2016. The filing indicated that, as of February 29, 2016, T. Rowe Price had sole voting power as to 4,182,133 shares and sole dispositive power as to 9,714,530 shares.

(c)
Information regarding The Vanguard Group and its stockholdings was obtained from a Schedule 13G/A filed with the SEC on February 10, 2016. The filing indicated that, as of December 31, 2015, Vanguard had sole voting power as to 155,823 shares, shared voting power as to 5,400 shares, sole dispositive power as to 7,609,547 shares, and shared dispositive power as to 155,423 of such shares.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2015 with respect to our ordinary shares that may be issued under equity compensation plans:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders (1)	3,805,775	$23.69	4,194,225
Equity compensation plans not approved by security holders (2)	74,874	—	—
Total	3,880,649	$23.69	4,194,225
____________

(1)
Represents the 2013 Stock Plan. The weighted average exercise price includes stock options and stock appreciation rights outstanding under the 2013 Stock Plan. PSUs are included assuming target performance.

(2)	Represents the EDCP. Plan participants acquire our shares under the EDCP as a result of the deferral of salary, annual incentive awards and PSUs.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The Company does not generally engage in transactions in which its executive officers, directors or nominees for directors, any of their immediate family members or any of its 5% shareholders have a material interest. Pursuant to the Company’s written related person transaction policy, any such transaction must be reported to management, which will prepare a summary of the transaction and refer it to the Corporate Governance and Nominating Committee for consideration and approval by the disinterested directors. The Corporate Governance and Nominating Committee reviews the material terms of the related person transaction, including the dollar values involved, the relationships and interests of the parties to the transaction and the impact, if any, to a director’s independence. The Corporate Governance and Nominating Committee only approves those transactions that are in the best interest of the Company. In addition, the Company’s Code of Conduct, which sets forth standards applicable to all employees, officers and directors of the Company, generally proscribes transactions that could result in a conflict of interest for the Company. Any waiver of the Code of Conduct for any executive officer or director requires the approval of the Company’s Board of Directors. Any such waiver will, to the extent required by law or the NYSE, be disclosed on the Company’s website at www.allegion.com or on a current report on Form 8-K. No such waivers were requested or granted in 2015.
We have not made payments to directors other than the fees to which they are entitled as directors (described under the heading “Compensation of Directors”) and the reimbursement of expenses related to their services as directors. We have made no loans to any director or officer nor have we purchased any shares of the Company from any director or officer.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who beneficially own more than ten percent of the Company’s ordinary shares, to file reports of ownership and reports of changes in ownership with the SEC and the NYSE. To the Company’s knowledge, based solely on its review of such forms received by the Company and written representations that no other reports were required, all Section 16(a) filing requirements were complied with for the year 2015 other than with respect to one Form 4 filing for the each member of the Board of Directors, Mr. Chesser, Ms. Cico, Mr. Hachigian, Mr. Schaffer and Mr. Welch, due to technical filing issues.
SHAREHOLDER PROPOSALS AND NOMINATIONS
Any proposal by a shareholder intended to be presented at the 2017 Annual General Meeting of Shareholders of the Company must be received by the Company at its registered office at Block D, Iveagh Court, Harcourt Road, Dublin 2, Ireland, Attn: Secretary, no later than December 23, 2016, for inclusion in the proxy materials relating to that meeting. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposals to be eligible for inclusion in our 2017 proxy statement.
Our Articles of Association set forth procedures to be followed by shareholders who wish to nominate candidates for election to the Board of Directors in connection with annual general meetings of shareholders or pursuant to written shareholder consents or who wish to bring other business before a shareholders’ general meeting. All such nominations must be accompanied by certain background and other information specified in the Articles of Association. In connection with the 2017 annual general meeting, written notice of a shareholder’s intention to make such nominations or bring business before the annual general meeting must be given to the Secretary of the Company not later than March 10, 2017. If the date of the 2017 annual general meeting occurs more than 30 days before, or 60 days after, the anniversary of the 2016 annual general meeting, then the written notice must be provided to the Secretary of the Company not later than the seventh day after the date on which notice of such annual general meeting is given.
The Corporate Governance and Nominating Committee will consider all shareholder recommendations for candidates for Board membership, which should be sent to the Committee, care of the Secretary of the Company, at the address set forth above. In addition to considering candidates recommended by shareholders, the Committee considers potential candidates recommended by current directors, Company officers, employees and others. As stated in our Corporate Governance Guidelines, all candidates for Board membership are selected based upon their judgment, character, achievements and experience in matters affecting business and industry. Candidates recommended by shareholders are evaluated in the same manner as director candidates identified by any other means.
In order for you to bring other business before a shareholder general meeting, timely notice must be received by the Secretary of the Company within the time limits described above. The notice must include a description of the proposed item, the reasons you believe support your position concerning the item, and other specified matters. These requirements are separate from and in addition to the requirements you must meet to have a proposal included in our Proxy Statement. The foregoing time limits also apply in determining whether notice is timely for purposes of rules adopted by the SEC relating to the exercise of discretionary voting authority.
If a shareholder wishes to communicate with the Board of Directors for any other reason, all such communications should be sent in writing, care of the Secretary of the Company, or by email at allegionboard@allegion.com.

HOUSEHOLDING
SEC rules permit a single set of annual reports and proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure is referred to as householding. While the Company does not household in mailings to its shareholders of record, a number of brokerage firms with account holders who are Company shareholders have instituted householding. In these cases, a single proxy statement and annual report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from his or her broker that the broker will be householding communications to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes his or her consent. If at any time a shareholder no longer wishes to participate in householding and would prefer to receive a separate proxy statement and annual report, he or she should notify his or her broker. Any shareholder can receive a copy of the Company’s proxy statement and annual report by contacting the Company at its registered office at Block D, Iveagh Court, Harcourt Road, Dublin 2, Ireland, Attention: Secretary or by accessing it on the Company’s website at www.allegion.com.
Shareholders who hold their shares through a broker or other nominee who currently receive multiple copies of the proxy statement and annual report at their address and would like to request householding of their communications should contact their broker.
Dated: April 22, 2016

Annex I

Cert. No.: 527370
Companies Act~~s 1963 to~~ 2014~~2~~
A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION
of
ALLEGION PUBLIC LIMITED COMPANY
(As amended by special resolution on ● 2016)

1.	The name of the Company is Allegion public limited company.

2.	The Company is to be a public limited company for the purposes of Part 17 of the Companies Act 2014.

3.	The objects for which the Company is established are:

(1)
(a)    To carry on the business of a global company that provides security products and solutions through the design, manufacture, sale and service of security products, and to do all things usually dealt in by persons carrying on the above mentioned businesses or any of them or likely to be required in connection with any of the said businesses.

(b)
To carry on the business of a holding company and to co-ordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatever that are necessary or convenient in carrying on the business of such a holding company and in particular to carry on in all its branches the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed expedient by the Company’s board of directors and to exercise its powers as a shareholder of other companies.

(c)	To acquire the entire issued share capital of the companies holding the commercial and residential security businesses of Ingersoll-Rand plc.

(2)
To acquire shares, stocks, debentures, debenture stock, bonds, obligations and securities by original subscription, tender, purchase, exchange or otherwise and to subscribe for the same either conditionally or otherwise, and to guarantee the subscription thereof and to exercise and enforce all rights and powers conferred by or incidental to the ownership thereof.

(3)
To facilitate and encourage the creation, issue or conversion of and to offer for public subscription debentures, debenture stocks, bonds, obligations, shares, stocks, and securities and to act as trustees in connection with any such securities and to take part in the conversion of business concerns and undertakings into companies.

(4)
To purchase or by any other means acquire any freehold, leasehold or other property and in particular lands, tenements and hereditaments of any tenure, whether subject or not to any charges or ~~i~~encumbrances, for any estate or interest whatever, and any rights, privileges or easements over or in respect of any property, and any buildings, factories, mills, works, wharves, roads, machinery, engines, plant, live and dead stock, barges, vessels or things, and any real or personal property or rights whatsoever which may be necessary for, or may conveniently be used with, or may enhance the value or property of the Company, and to hold or to sell, let, alienate, mortgage, charge or otherwise deal with all or any such freehold, leasehold, or other property, lands, tenements or hereditaments, rights, privileges or easements.

(5)	To sell or otherwise dispose of any of the property or investments of the Company.

(6)
To establish and contribute to any scheme for the purchase of shares in the Company to be held for the benefit of the Company’s employees and to lend or otherwise provide money to such schemes or the Company’s employees or the employees of any of its subsidiary or associated companies to enable them to purchase shares of the Company.

(7)
To grant, convey, transfer or otherwise dispose of any property or asset of the Company of whatever nature or tenure for such price, consideration, sum or other return whether equal to or less than the market value thereof and whether by way of gift or otherwise as the Directors shall deem fit and to grant any lease or to enter into any agreement for letting or hire of any such property or asset for a rent or return equal to or less than the market or rack rent therefor or at no rent and subject to or free from covenants and restrictions as the Directors shall deem appropriate.

(8)
To acquire and undertake the whole or any part of the business, good-will and assets of any person, firm or company carrying on or proposing to carry on any of the businesses which this Company is authorised to carry on, and as part of the consideration for such acquisition to undertake all or any of the liabilities of such person, firm or company, or to acquire an interest in, amalgamate with, or enter into any arrangement for sharing profits, or for co-operation, or for limiting competition or for mutual assistance with any such person, firm or company and to give or accept by way of consideration for any of the acts or things aforesaid or property acquired, any shares, debentures, debenture stock or securities that may be agreed upon, and to hold and retain or sell, mortgage or deal with any shares, debentures, debenture stock or securities so received.

(9)
To apply for, purchase or otherwise acquire any patents, brevets d’invention, licences, concessions and the like conferring any exclusive or non-exclusive or limited rights to use or any secret or other information as to any invention which may seem capable of being used for any of the purposes of the Company or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop or grant licences in respect of or otherwise turn to account the property, rights or information so acquired.

(10)
To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company carrying on or engaged in or about to carry on or engage in any business or transaction which the Company is authorised to carry on or engage in or any business or transaction capable of being conducted so as directly to benefit this Company.

(11)	To invest and deal with the moneys of the Company not immediately required upon such securities and in such manner as may from time to time be determined.

(12)
To lend money to and guarantee the performance of the contracts or obligations of any company, firm or person, and the repayment of the capital and principal of, and dividends, interest or premiums payable on, any stock, shares and securities of any company, whether having objects similar to those of this Company or not, and to give all kinds of indemnities.

(13)
To engage in currency exchange and interest rate transactions including, but not limited to, dealings in foreign currency, spot and forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars and any other foreign exchange or interest rate hedging arrangements and such other instruments as are similar to, or derived from, any of the foregoing whether for the purpose of making a profit or avoiding a loss or managing a currency or interest rate exposure or any other exposure or for any other purpose.

(14)
To guarantee, support or secure, whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (both present and future) and uncalled capital of the Company, or by both such methods, the performance of the obligations of, and the repayment or payment of the principal amounts of and premiums, interest and dividends on any securities of, any person, firm or company including (without prejudice to the generality of the foregoing) any company which is for the time being the Company’s holding company as defined by ~~Section 155 of~~ the Companies Act 2014~~, 1963~~ or a subsidiary as therein defined of any such holding company or otherwise associated with the Company in business.

(15)
To borrow or secure the payment of money in such manner as the Company shall think fit, and in particular by the issue of debentures, debenture stocks, bonds, obligations and securities of all kinds, either perpetual or terminable and either redeemable or otherwise and to secure the repayment of any money borrowed, raised or owing by trust deed, mortgage, charge, or lien upon the whole or any part of the Company’s property or assets (whether present or future) including its uncalled capital, and also by a similar trust deed, mortgage, charge or lien to secure and guarantee the performance by the Company of any obligation or liability it may undertake.

(16)	To draw, make, accept, endorse, discount, execute, negotiate and issue promissory notes, bills of exchange, bills of lading, warrants, debentures and other negotiable or transferable instruments.

(17)
To subscribe for, take, purchase or otherwise acquire and hold shares or other interests in, or securities of any other company having objects altogether or in part similar to those of this Company, or carrying on any business capable of being conducted so as directly or indirectly to benefit this Company.

(18)
To hold in trust as trustees or as nominees and to deal with, manage and turn to account, any real or personal property of any kind, and in particular shares, stocks, debentures, securities, policies, book debts, claims and choses in actions, lands, buildings, hereditaments, business concerns and undertakings, mortgages, charges, annuities, patents, licences, and any interest in real or personal property, and any claims against such property or against any person or company.

(19)
To constitute any trusts with a view to the issue of preferred and deferred or other special stocks or securities based on or representing any shares, stocks and other assets specifically appropriated for the purpose of any such trust and to settle and regulate and if thought fit to undertake and execute any such trusts and to issue dispose of or hold any such preferred, deferred or other special stocks or securities.

(20)
To give any guarantee in relation to the payment of any debentures, debenture stock, bonds, obligations or securities and to guarantee the payment of interest thereon or of dividends on any stocks or shares of any company.

(21)
To construct, erect and maintain buildings, houses, flats, shops and all other works, erections, and things of any description whatsoever either upon the lands acquired by the Company or upon other lands and to hold, retain as investments or to sell, let, alienate, mortgage, charge or deal with all or any of the same and generally to alter, develop and improve the lands and other property of the Company.

(22)
To provide for the welfare of persons in the employment of or holding office under or formerly in the employment of or holding office under the Company including Directors and ex-Directors of the Company and the wives, widows and families, dependants or connections of such persons by grants of money, pensions or other payments and by forming and contributing to pension, provident or benefit funds or profit sharing or co-partnership schemes for the benefit of such persons and to form, subscribe to or otherwise aid charitable, benevolent, religious, scientific, national or other institutions, exhibitions or objects which shall have any moral or other claims to support or aid by the Company by reason of the locality of its operation or otherwise.

(23)
To remunerate by cash payments or allotment of shares or securities of the Company credited as fully paid up or otherwise any person or company for services rendered or to be rendered to the Company whether in the conduct or management of its business, or in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital, or any debentures or other securities of the Company or in or about the formation or promotion of the Company.

(24)
To enter into and carry into effect any arrangement for joint working in business or for sharing of profits or for amalgamation with any other company or association or any partnership or person carrying on any business within the objects of the Company.

(25)
To distribute in specie or otherwise as may be resolved, any assets of the Company among its members and in particular the shares, debentures or other securities of any other company belonging to this Company or of which this Company may have the power of disposing.

(26)
To vest any real or personal property, rights or interest acquired or belonging to the Company in any person or company on behalf of or for the benefit of the Company, and with or without any declared trust in favour of the Company.

(27)
To transact or carry on any business which may seem to be capable of being conveniently carried on in connection with any of these objects or calculated directly or indirectly to enhance the value of or facilitate the realisation of or render profitable any of the Company’s property or rights.

(28)
To accept stock or shares in or debentures, mortgages or securities of any other company in payment or part payment for any services rendered or for any sale made to or debt owing from any such company, whether such shares shall be wholly or partly paid up.

(29)
To pay all costs, charges and expenses incurred or sustained in or about the promotion and establishment of the Company or which the Company shall consider to be preliminary thereto and to issue shares as fully or in part paid up, and to pay out of the funds of the Company all brokerage and charges incidental thereto.

(30)	To procure the Company to be registered or recognised in any part of the world.

(31)
To do all or any of the matters hereby authorised in any part of the world or in conjunction with or as trustee or agent for any other company or person or by or through any factors, trustees or agents.

(32)	To make gifts or grant bonuses to the Directors or any other persons who are or have been in the employment of the Company including substitute and alternate directors.

(33)	To do all such other things that the Company may consider incidental or conducive to the attainment of the above objects or as are usually carried on in connection therewith.

(34)	To carry on any business which the Company may lawfully engage in and to do all such things incidental or conducive to the business of the Company.

(35)	To make or receive gifts by way of capital contribution or otherwise.
The objects set forth in any sub-clause of this clause shall be regarded as independent objects and shall not, except, where the context expressly so requires, be in any way limited or restricted by reference to or inference from the terms of any other sub-clause, or by the name of the Company. None of such sub-clauses or the objects therein specified or the powers thereby conferred shall be deemed subsidiary or auxiliary merely to the objects mentioned in the first sub-clause of this clause, but the Company shall have full power to exercise all or any of the powers conferred by any part of this clause in any part of the world notwithstanding that the business, property or acts proposed to be transacted, acquired or performed do not fall within the objects of the first sub-clause of this clause.
NOTE: It is hereby declared that the word “company” in this clause, except where used in reference to this Company shall be deemed to include any partnership or other body of persons whether incorporated or not incorporated and whether domiciled in Ireland or elsewhere and the intention is that the objects specified in each sub-clause of this clause shall except where otherwise expressed in such sub-clause be in no way limited or restricted by reference to or inference from the terms of any other sub-clause.

4.	The liability of the members is limited.

5.
The share capital of the Company is €40,000 and US$4,010,000 divided into 40,000 ordinary shares of €1 each, 400,000,000 ordinary shares of US$0.01 each and 10,000,000 preferred shares of US$0.001 each.

6.
The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company’s articles of association for the time being.

We, the several persons whose names and addresses are subscribed, wish to be formed into a company in pursuance of this memorandum of association and we agree to take the number of shares in the capital of the company set opposite our respective names.

Names, addresses and descriptions of subscribers	Number of shares taken by each subscriber

for and on behalf of Enceladus Holding Limited Arthur Cox Building Earlsfort Terrace Dublin 2 Corporate Body	Thirty Nine Thousand, Nine Hundred and Ninety Four Ordinary Shares
for and on behalf of DIJR Nominees Limited Arthur Cox Building Earlsfort Terrace Dublin 2 Corporate Body	One Ordinary Share
for and on behalf of Fand Limited Arthur Cox Building Earlsfort Terrace Dublin 2 Corporate Body	One Ordinary Share
for and on behalf of Arthur Cox Nominees Limited Arthur Cox Building Earlsfort Terrace Dublin 2 Corporate Body	One Ordinary Share
for and on behalf of Arthur Cox Registrars Limited Arthur Cox Building Earlsfort Terrace Dublin 2 Corporate Body	One Ordinary Share
for and on behalf of Arthur Cox Trust Services Limited Arthur Cox Building Earlsfort Terrace Dublin 2 Corporate Body	One Ordinary Share
for and on behalf of Arthur Cox Trustees Limited Arthur Cox Building Earlsfort Terrace Dublin 2 Corporate Body	One Ordinary Share

Dated the 9th day of May 2013

Witness to the above signatures:
Arthur Cox Building
Earlsfort Terrace, Dublin 2

Annex II

COMPANIES ~~ACTS 1963 TO 2012~~ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION
-of‑
ALLEGION PUBLIC LIMITED COMPANY
(As adopted on 9 May 2013 and amended by special resolution on ● 2016)
PRELIMINARY

1.
The ~~regulations contained in Table A in the First Schedule to the Companies Act 1963 shall not~~provisions set out in these Articles of Association shall constitute the whole of the regulations applicable to the Company and no “optional provision” as defined by Section 1007(2) of the Companies Act 2014 (with the exception of Sections 83 and 84 of the Companies Act 2014) shall apply to the Company.

2.	(a) In these articles:

~~“Act”~~
~~means the Companies Act 1963 as amended by the Companies Acts 1977 to 2005 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006, the Companies (Amendment) Act 2009, the Companies (Miscellaneous Provisions) Act 2009 and the Companies (Amendment) Act 2012, all enactments which are to be read as one with, or construed or read together as one with, the Acts and every statutory modification and re-enactment thereof for the time being in force.~~

 ~~“1983 Act”~~	~~the Companies (Amendment) Act 1983.~~
~~“1990 Act”~~	~~means the Companies Act 1990.~~
“~~Acts~~Act”
means the Companies ~~Acts 1963 to 2005 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006, the Companies (Amendment) Act 2009, the Companies (Miscellaneous Provisions) Act 2009 and the Companies (Amendment) Act 2012, all enactments~~Act 2014 and all statutory modification and re‑enactment thereof and all statutes and statutory instruments which are to be read as one with, or construed or read together as one with, the aforementioned enactments and every statutory modification and re-enactment thereof for the time being in force.

“address”	includes any number or address used for the purposes of communication by way of electronic mail or other electronic communication.
“Assistant Secretary”	means any person appointed by the Chief Executive Officer from time to time to assist the Secretary.
“Clear Days”	in relation to the period of notice, means that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.
“Company”	means the company whose name appears in the heading to these articles.

“Directors” or “the Board”
means the directors from time to time and for the time being of the Company or the directors present at a meeting of the board of directors and includes any person occupying the position of director by whatever name called.

“electronic communication”	has the meaning given to those words in the Electronic Commerce Act 2000.
“electronic signature”	has the meaning given to those words in the Electronic Commerce Act 2000.
“Group”	means the Company and its subsidiaries from time to time and for the time being.
“Holder”
in relation to any share, means the member whose name is entered in the Register as the holder of the share or, where the context permits, the members whose names are entered in the Register as the joint holders of shares.

“Office”	means the registered office from time to time and for the time being of the Company.
“Ordinary Resolution”
means a resolution of which the normal notice for an annual general meeting or extraordinary meeting has been given and which has been passed by a simple majority of members present in person or by proxy and who were entitled to vote.

“Redeemable Shares”	means redeemable shares in accordance with ~~Section 206 of~~ the ~~1990~~ Act.
“Register”	means the register of members to be kept as required in accordance with Section 116 of the Act.
“Special Resolution”	means a special resolution of the Company’s members within the meaning of Section 141 of the Act.
~~“the Company”~~	~~means the company whose name appears in the heading to these articles.~~
~~“the Directors” or “the Board” .~~
~~means the directors from time to time and for the time being of the Company or the directors present at a meeting of the board of directors and includes any person occupying the position of director by whatever name called.~~

~~“the Group”~~	~~means the Company and its subsidiaries from time to time and for the time being.~~
~~“the Holder”~~
~~in relation to any share, means the member whose name is entered in the Register as the holder of the share or, where the context permits, the members whose names are entered in the Register as the joint holders of shares.~~

~~“the Office”~~	~~means the registered office from time to time and for the time being of the Company.~~
“~~the~~ Seal”	means the common seal of the Company, if any, and includes every duplicate seal.
“~~the~~ Secretary”	means any person appointed to perform the duties of the secretary of the Company.
“these articles”	means the articles of association of which this article 2 forms part, as the same may be amended and may be from time to time and for the time being in force.

(b)
Expressions in these articles referring to writing shall be construed, unless the contrary intention appears, as including references to printing, lithography, photography and any other modes of representing or reproducing words in a visible form except as provided in these articles and/or, where it constitutes writing in electronic form sent to the Company, ~~and~~ the Company has agreed to its receipt in such form. Expressions in these articles referring to execution of any document shall include any mode of execution whether under seal or under hand or any mode of electronic signature as shall be approved by the Directors. Expressions in these articles referring to receipt of any electronic communications shall, unless the contrary intention appears, be limited to receipt in such manner as the Company has approved.

(c)
Unless the contrary intention appears, words or expressions contained in these articles shall bear the same meaning as in the ~~Acts~~Act or in any statutory modification thereof in force at the date at which these articles become binding on the Company.

(d)	A reference to a statute or statutory provision shall be construed as a reference to the laws of Ireland unless otherwise specified and includes:

(i)	any subordinate legislation made under it including all regulations, bye-laws, orders and codes made thereunder;

(ii)	any repealed statute or statutory provision which it re-enacts (with or without modification); and

(iii)	any statute or statutory provision which modifies, consolidates, re-enacts or supersedes it.

(e)
The masculine gender shall include the feminine and neuter, and vice versa, and the singular number shall include the plural, and vice versa, and words importing persons shall include firms or companies

(f)	Reference to US$, USD, or dollars shall mean the currency of the United States of America and to €, euro, EUR or cent shall mean the currency of Ireland.

SHARE CAPITAL AND VARIATION OF RIGHTS

3.
(a)    The share capital of the Company is €40,000 and US$4,010,000 divided into 40,000 ordinary shares of €1 each, 400,000,000 ordinary shares of US$0.01 each and 10,000,000 preferred shares of US$0.001 each.

(b)	The rights and restrictions attaching to the ordinary shares shall be as follows:

(i)
subject to the right of the Company to set record dates for the purposes of determining the identity of members entitled to notice of and/or to vote at a general meeting and the authority of the Board and chairman of the meeting to maintain order and security, the right to attend any general meeting of the Company and to exercise one vote per ordinary share held at any general meeting of the Company;

(ii)	the right to participate pro rata in all dividends declared by the Company; and

(iii)	the right, in the event of the Company’s winding up, to participate pro rata in the total assets of the Company.
The rights attaching to the ordinary shares may be subject to the terms of issue of any series or class of preferred shares allotted by the Directors from time to time in accordance with article 3(c).

(c)
The Board is empowered to cause the preferred shares to be issued from time to time as shares of one or more series of preferred shares, and in the resolution or resolutions providing for the issue of shares of each particular series, before issuance, the Board is expressly authorised to fix:

(i)
the distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except as otherwise provided by the Board in creating such series) or decreased (but not below the number of shares thereof then in issue) from time to time by resolution of the Board;

(ii)
the rate of dividends payable on shares of such series, whether or not and upon what conditions dividends on shares of such series shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate;

(iii)
the terms, if any, on which shares of such series may be redeemed, including without limitation, the redemption price or prices for such series, which may consist of a redemption price or scale of redemption prices applicable only to redemption in connection with a sinking fund (which term as used herein shall include any fund or requirement for the periodic purchase or redemption of shares), and the same or a different redemption price or scale of redemption prices applicable to any other redemption;

(iv)	the terms and amount of any sinking fund provided for the purchase or redemption of shares of such series;

(v)	the amount or amounts which shall be paid to the holders of shares of such series in case of liquidation, dissolution or winding up of the Company, whether voluntary or involuntary;

(vi)
the terms, if any, upon which the holders of shares of such series may convert shares thereof into shares of any other class or classes or of any one or more series of the same class or of another class or classes;

(vii)
the voting rights, full or limited, if any, of the shares of such series; and whether or not and under what conditions the shares of such series (alone or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a single class, for the election of one or more additional Directors of the Company in case of dividend arrears or other specified events, or upon other matters;

(viii)
whether or not the holders of shares of such series, as such, shall have any preemptive or preferential rights to subscribe for or purchase shares of any class or series of shares of the Company, now or hereafter authorised, or any securities convertible into, or warrants or other evidences of optional rights to purchase or subscribe for, shares of any class or series of the Company, now or hereafter authorised;

(ix)
whether or not the issuance of additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the preferences, rights and qualifications of any such other series; and

(x)	such other rights, preferences and limitations as may be permitted to be fixed by the Board under the laws of Ireland as in effect at the time of the creation of such series.
The Board is authorised to change the designations, rights, preferences and limitations of any series of preferred shares theretofore established, no shares of which have been issued.
The rights conferred upon the Holder of any pre-existing shares in the share capital of the Company shall be deemed not to be varied by the creation, issue and allotment of preferred shares in accordance with this article 3.

(d)
An ordinary share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company (or any agent appointed on its behalf) and any third party pursuant to which the Company (or any agent on its behalf) agrees to acquire or will acquire ordinary shares, or an interest in ordinary shares, from the relevant third party. In these circumstances, the agreement, transaction or trade relating to such shares, or an interest in such shares, shall constitute the redemption of a Redeemable Share in accordance with ~~Part XI of~~ the ~~1990~~ Act.

4.	Subject to the provisions of ~~Part XI of~~ the ~~1990~~ Act and the other provisions of this article, the Company may:

(a)
~~pursuant~~Pursuant to ~~Section 207 of~~ the ~~1990~~ Act, issue any shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the member on such terms and in such manner as may be determined by the Board; or

(b)
Subject to and in accordance with the provisions of the ~~Acts~~Act and without prejudice to any relevant special rights attached to any class of shares pursuant to ~~Section 211 of~~ the ~~1990~~ Act, purchase any of its own shares (including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between members or members of the same class) and may cancel any shares so purchased or hold them as treasury shares (as defined in ~~Section 209 of~~ the ~~1990~~ Act) and may reissue any such shares as shares of any class or classes.

5.
Without prejudice to any special rights previously conferred on the Holders of any existing shares or class of shares or to the authority conferred on the Directors pursuant to article 3 to issue the preferred shares, any share in the Company may be issued with such preferred or deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may from time to time by Ordinary Resolution determine.

6.
(a)    Without prejudice to the authority conferred on the Directors pursuant to article 3 to issue shares in the capital of the Company, if at any time the share capital is divided into different classes of shares the rights attached to any class or series may, whether or not the Company is being wound up, be varied or abrogated with the consent in writing of the Holders of 75% of the shares then in issue of that class, or with the sanction of a Special Resolution passed at a separate general meeting of the Holders of the shares of that class or series. To every such meeting the provisions of article 31 shall apply.

(b)	The redemption or purchase of preferred shares or any class or series of preferred shares shall not constitute a variation of rights of the preferred Holders.

(c)	The issue, redemption or purchase of any of the 10,000,000 preferred shares of US$0.001 shall not constitute a variation of the rights of the Holders of ordinary shares.

(d)
The issue of preferred shares or any class or series of preferred shares which rank pari passu with, or junior to, any existing preferred shares or class of preferred shares shall not constitute a variation of the existing preferred shares or class of preferred shares.

7.
The rights conferred upon the Holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

8.
(a)    Subject to the provisions of these articles relating to new shares, the shares shall be at the disposal of the Directors, and they may (subject to the provisions of the ~~Acts~~Act) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its members.

(b)
Subject to any requirement to obtain the approval of members under any laws, regulations or the rules of any stock exchange to which the Company is subject, the Board is authorised, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board deems advisable, options to purchase or subscribe for such number of shares of any class or classes or of any series of any class as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

(c)
The Directors are, for the purposes of Section ~~20~~1021 of the ~~1983~~ Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined ~~by the said~~ Section ~~20~~1021 of the Act) up to the amount of the Company’s authorised share capital as of the date of adoption of this article or the date of renewal of this authority and to allot and issue any shares purchased by the Company pursuant to the provisions of ~~Part XI of~~ the ~~1990~~ Act and held as treasury shares and this authority shall expire five years from the date of adoption of these articles of association or renewal of this authority. The Company may before the expiry of such authority make an offer or agreement which would or might require relevant securities to be allotted after such expiry and the Directors may allot relevant securities in pursuance of such an offer or agreement notwithstanding that the authority hereby conferred has expired.

(d)
The Directors are hereby empowered pursuant to ~~Sections 23 and 24(1)~~ Section 1021 of the ~~1983~~ Act to allot equity securities within the meaning of the said Section ~~23~~ 1023 of the Act for cash pursuant to the authority conferred by article 8(c) as if Section ~~23(1)~~1022 of the ~~said 1983~~ Act did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by this article 8(d) had not expired.

(e)	Nothing in these articles shall preclude the Directors from recognising a renunciation of the allotment of any shares by any allottee in favour of some other person.

9.
The Company may pay commission to any person in consideration of a person subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company on such terms and subject to such conditions as the Directors may determine, including, without limitation, by paying cash or allotting and issuing fully or partly paid shares or any combination of the two. The Company may also, on any issue of shares, pay such brokerage fees and commissions as may be lawful.

10.
Except as required by law, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by these articles or by law otherwise provided) any other rights in respect of any share except an absolute right to the entirety thereof in the Holder.

11.
No person shall be entitled to a share certificate in respect of any ordinary share held by them in the share capital of the Company, whether such ordinary share was allotted or transferred to them, and the Company shall not be bound to issue a share certificate to any such person entered in the Register.

12.
The Company shall not give, whether directly or indirectly and whether by means of a loan, guarantee, the provision of security or otherwise, any financial assistance for the purpose of ~~or in connection with a purchase or subscription~~an acquisition made or to be made by any person of or for any shares in the Company or in its holding company, except as permitted by ~~Section 60 of~~ the Act.

TRANSFER OF SHARES

13.
(a)    The instrument of transfer of any share may be executed for and on behalf of the transferor by the Secretary, an Assistant Secretary or more person(s) (whether an individual, body corporate, officeholder or firm) that the Secretary or Assistant Secretary nominates for that purpose from time to time (whether in respect of specific transfers or pursuant to a general standing authorisation), and the Secretary, Assistant Secretary or a relevant nominee shall be deemed to have been irrevocably appointed agent for the transferor of such share or shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such share or shares all such transfers of shares held by the members in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of shares agreed to be transferred and the date of the agreement to transfer shares, shall, once executed by the transferor or the Secretary, Assistant Secretary or a relevant nominee as agent for the transferor, be deemed to be a proper instrument of transfer for the purposes ~~of Section 81~~ of the Act. The transferor shall be deemed to remain the Holder of the share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

(b)
The Company, at its absolute discretion, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of shares on behalf of the transferee of such shares of the Company. If stamp duty resulting from the transfer of shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferor or transferee (at the Company’s discretion), (ii) set-off the stamp duty against any dividends payable to the transferor or transferee (at the Company’s discretion) and (iii) to claim a first and permanent lien on the shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company’s lien shall extend to all dividends paid on those shares.

(c)
Notwithstanding the provisions of these articles and subject to any regulations made under ~~Section 239 of~~ the ~~1990~~ Act, title to any shares in the Company may also be evidenced and transferred without a written instrument in accordance with ~~Section 239 of~~ the ~~1990~~ Act or any regulations made thereunder. The Directors shall have power to permit any class of shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

14.
Subject to such of the restrictions of these articles and to such of the conditions of issue of any share warrants as may be applicable, the shares of any member and any share warrant may be transferred by instrument in writing in any usual or common form or any other form which the Directors may approve.

15.	The Directors may decline to register or recognise any instrument of transfer, including where the instrument of transfer is in respect of more than one class of share.

16.	If the Directors refuse to register a transfer they shall, within two months after the date on which the transfer was lodged with the Company, send to the transferee notice of the refusal.

17.
(a)    The Directors may from time to time fix any date as the record date for the purposes of determining the rights of members to notice of and/or to vote at any general meeting of the Company: provided that such record date shall not be more than sixty days before the date of such general meeting. If no record date is fixed by the Directors, the record date for determining members’ entitlement to notice of or to vote at a meeting of the members shall be the close of business on the day next preceding the day on which notice is given. Unless the Directors determine otherwise, a determination of members of record entitled to notice of and/or to vote at a meeting of members shall apply to any adjournment or postponement of the meeting.

(b)
In order that the Directors may determine the members entitled to receive payment of any dividend or other distribution or allotment of any rights or the members entitled to exercise any rights in respect of any change, conversion or exchange of shares, or for the purpose of any other lawful action, the Board may fix any date as the record date: provided that such record date shall not be more than sixty days before the date of such action. If no record date is fixed, the record date for determining members for such purpose shall be at the close of business on the day on which the Directors adopt the resolution relating thereto.

18.
Registration of transfers may be suspended at such times and for such period, not exceeding in the whole 30 days in each year, as the Directors may from time to time determine subject to the requirements ~~of Section 121~~ of the Act.

19.	All instruments of transfer shall upon their being lodged with the Company remain the property of the Company and the Company shall be entitled to retain them.

TRANSMISSION OF SHARES

20.
In the case of the death of a member, the survivor or survivors where the deceased was a joint Holder, and the personal representatives of the deceased where he was a sole Holder, shall be the only persons recognised by the Company as having any title to his interest in the shares, but nothing herein contained shall release the estate of a deceased joint Holder from any liability in respect of any share which had been jointly held by him with other persons.

21.
Any person becoming entitled to a share in consequence of the death or bankruptcy of a member may, upon such evidence being produced as may from time to time properly be required by the Directors and subject as herein provided, elect either to be registered himself as Holder of the share or to have some person nominated by him registered as the transferee thereof, but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the shares by that member before his death or bankruptcy, as the case may be.

22.
If the person so becoming entitled elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he elects to have another person registered, he shall evidence his election by executing a transfer of the share to that person. All the limitations, restrictions and provisions of these regulations relating to the right to transfer and the registration of transfers of shares shall be applicable to any such notice or transfer as aforesaid as if the death or bankruptcy of the member had not occurred and the notice of transfer were a transfer signed by that member.

23.
A person becoming entitled to a share by reason of the death or bankruptcy of the Holder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Holder of the share, except that he shall not, before being registered as a member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to the meetings of the Company, so, however, that the Directors may at any time give notice requiring such person to elect either to be registered himself or to transfer the share, and if the notice is not complied with within 90 days, the Directors may thereupon withhold payment of all dividends, bonuses or other moneys payable in respect of the share until the requirements of the notice have been complied with.

ALTERATION OF CAPITAL

24.	The Company may from time to time by Ordinary Resolution increase the authorised share capital by such sum, to be divided into shares of such amount, as the resolution shall prescribe.

25.	The Company may by Ordinary Resolution:

(a)	consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

(b)	subdivide its existing shares, or any of them, into shares of smaller amount than is fixed by the memorandum of association subject, nevertheless, to ~~Section 68(1)(d)~~the provisions of the Act; or

(c)
cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and reduce the amount of its authorised share capital by the amount of the shares so cancelled.

26.
The Company may by Special Resolution reduce its share capital, any capital redemption reserve fund or any share premium account in any manner and with and subject to any incident authorised, and consent required, by law.

27.
Whenever as a result of an alternation or reorganisation of the share capital of the Company any members would become entitled to fractions of a share, the Directors may, on behalf of those members, sell the aggregated number of shares representing the fractions for the best price reasonably obtainable to any person and distribute the proceeds of sale in due proportion among those members, and the Directors may authorise any person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

GENERAL MEETINGS

28.
The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it. Not more than fifteen months shall elapse between the date of one annual general meeting of the Company and that of the next. Subject to compliance with ~~Section 140 of~~ the Act, all general meetings of the Company may be held outside of Ireland.

29.	All general meetings other than annual general meetings shall be called extraordinary general meetings.

30.	(a) The Chairman or the Board by vote of a majority of the Board may convene an extraordinary general meeting.

(b)	Extraordinary general meetings may also be convened on requisition, or in default by such requisitionists, as provided in ~~Section 132 of~~ the Act.

31.
All provisions of these articles relating to general meetings of the Company shall, mutatis mutandis, apply to every separate general meeting of the Holders of any class or series of shares in the capital of the Company, except that:

(a)
the necessary quorum shall be two or more persons holding or representing by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting) at least one-third in nominal value of the issued shares of the class or series or, at any adjourned meeting of such Holders, one Holder present in person or by proxy, whatever the amount of his holding, shall be deemed to constitute a meeting; and

(b)	on a poll, each Holder of shares of the class or series shall have one vote in respect of every share of the class held by him.

32.	A Director shall be entitled, notwithstanding that he is not a member, to attend and speak at any general meeting and at any separate meeting of the Holders of any class of shares in the Company.

33.
(a)    The Board may, in its absolute discretion, authorise the Secretary to postpone any general meeting called in accordance with the provisions of these articles (other than a meeting requisitioned under article 30(b) of these articles or the postponement of which would be contrary to the ~~Acts~~Act or a court order pursuant to the ~~Acts~~Act) if the Board considers that, for any reason, it is impractical or unreasonable to hold the general meeting, provided that notice of postponement is given to each member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each member in accordance with the provisions of these articles.

(b)
The Board may, in its absolute discretion, authorise the Secretary to cancel any general meeting called in accordance with the provisions of these articles (other than a meeting requisitioned under article 30(b) of these articles or the cancellation of which would be contrary to the ~~Acts~~Act or a court order pursuant to the ~~Acts~~Act) if the Board considers that, for any reason, it is impractical or unreasonable to hold the general meeting, provided that notice of cancellation is given to each member before the time for such meeting.

NOTICE OF GENERAL MEETINGS

34.
(a)    Subject to the provisions of the ~~Acts~~Act allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a ~~s~~Special ~~r~~Resolution, shall be called by not more than sixty Clear Days’ notice and not less than twenty-one Clear Days’ notice and all other extraordinary general meetings shall be called by not more than sixty Clear Days’ notice and not less than fourteen Clear Days’ notice.

(b)
Any notice convening a general meeting shall specify the time and place of the meeting and, in the case of special business, the general nature of that business and, in reasonable prominence, that a member entitled to attend and vote is entitled to appoint a proxy to attend, speak and vote in his place and that a proxy need not be a member of the Company. It shall also give particulars of any Directors who are to retire at the meeting and of any persons who are recommended by the Directors for appointment or re-appointment as Directors at the meeting or in respect of whom notice has been duly given to the Company of the intention to propose them for appointment or re-appointment as Directors at the meeting. Notwithstanding the foregoing, the latter requirement shall only apply where the intention to propose the person has been received by the Company in accordance with the provisions of these articles. Subject to any restrictions imposed on any shares, the notice of the meeting shall be given to all the members of the Company as of the record date set by the Directors and to the Directors and the Auditors.

(c)	The accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings at the meeting.

(d)
Where, by any provision contained in the ~~Acts~~Act, ~~extended~~ notice of a greater length than that required by article 34 is required of a resolution, the resolution shall not be effective (except where the Directors of the Company have resolved to submit it) unless notice of the intention to move it has been given to the Company not less than twenty-eight days (or such shorter period as the ~~Acts permit~~Act permits) before the meeting at which it is moved, and the Company shall give to the members notice of any such resolution as required by and in accordance with the provisions of the ~~Acts~~Act.

PROCEEDINGS AT GENERAL MEETINGS

35.
All business shall be deemed special that is transacted at an extraordinary general meeting, and also all that is transacted at an annual general meeting, with the exception of declaring a dividend, the consideration of the accounts, balance sheets and the reports of the Directors and auditors, the election of Directors, the re-appointment of the retiring auditors and the fixing of the remuneration of the auditors.

36.
(a)    At any annual general meeting only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board or (ii) by any member entitled to vote at such meeting who complies with the procedures set forth in this article.

(b)
Any member entitled to vote at any annual general meeting may propose business to be included in the agenda of such meeting only if written notice of such member’s intent is given to the Secretary of the Company, either by personal delivery or mail or by facsimile, not later than 90 days in advance of the anniversary of the immediately preceding annual general meeting or if the date of the annual general meeting of members occurs more than 30 days before or 60 days after the anniversary of such immediately preceding annual general meeting, not later than the close of business on the seventh day following the date on which notice of such meeting is given to members. A member’s notice to the Secretary shall set forth in writing as to each matter such member proposes to bring before the annual general meeting (i) a brief description of the business desired to be brought before the annual general meeting and the reasons for conducting such business at the annual general meeting, (ii) the name and address, as they appear on the Company’s Register, of the members proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the member and (iv) any material interest of the member in such business. Notwithstanding anything in these articles to the contrary, no business shall be conducted at an annual general meeting except in accordance with the procedures set forth in this article. The Chairman or other person presiding at the annual general meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this article 36(b), and, if such Chairman or other person should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(c)
Any member entitled to vote for the election of Directors at a meeting or to express a consent in writing without a meeting may nominate a person or persons for election as a Director only if written notice of such member’s intent to make such nomination is given to the Secretary of the Company, either by personal delivery, mail or facsimile not later than (i) with respect to an election to be held at an annual general meeting of members, 90 days in advance of the anniversary of the immediately preceding annual general meeting or if the date of the annual general meeting of members occurs more than 30 days before or 60 days after the anniversary of such immediately preceding annual general meeting, not later than the close of business on the seventh day following the date on which notice of such meeting is given to members and (ii) in the case of any member who wishes to nominate a person or persons for election as a Director pursuant to consents in writing by members without a meeting (to the extent election by such consents is permitted under applicable law and these articles), 60 days in advance of the date on which materials soliciting such consents are first mailed to members or, if no such materials are required to be mailed under applicable law, 60 days in advance of the date on which the first such consent in writing is executed. Each such notice shall set forth the name and address of the member who intends to make the nomination and of the person or persons to be nominated for election as a Director, a representation that the member is a holder of record of shares of the Company entitled to vote at such meeting or to express such consent in writing and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or to execute such a consent in writing to elect such person or persons as a Director, a description of all arrangements or understandings between the member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations for election as a Director are to be made by the member, such other information regarding each nominee proposed by such member as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission if such nominee had been nominated, or was intended to be nominated, for election as a Director by the Board, and the consent of each nominee to serve as a Director if so elected. The Board may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

37.
Except as otherwise provided by law, at any extraordinary general meeting only such business shall be conducted as is set forth in the notice thereof or otherwise properly brought before the meeting by or at the direction of the Board.

38.
Except as otherwise provided by law, the memorandum of association or these articles, the chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before a general meeting was made or proposed, as the case may be, in accordance with these articles and, if any proposed nomination or other business is not in compliance with these articles, to declare that no action shall be taken on such nomination or other proposal and such nomination or other proposal shall be disregarded.

39.
No business shall be transacted at any general meeting unless a quorum is present at the time when the meeting proceeds to business. The Holders of shares, present in person or by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting), entitling them to exercise a majority of the voting power of the Company on the relevant record date shall constitute a quorum.

40.
If the holders of the number of shares necessary to constitute a quorum shall fail to attend in person or by proxy at the time and place fixed by these articles for a general meeting, a majority in interest of the members present, in person or by proxy, may adjourn from time to time without notice other than announcement at the meeting until the holders of the amount of shares requisite to constitute a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

41.
The Chairman, if any, of the Board, shall preside as chairman at every general meeting of the Company, or if there is no such Chairman, or if he is not present within fifteen minutes after the time appointed for the holding of the meeting or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

42.
If at any meeting no Director is willing to act as Chairman or if no Director is present within fifteen minutes after the time appointed for holding the meeting, the members present shall choose one of their number to be chairman of the meeting.

43.
The Chairman of the meeting may, with the consent of a majority of the members, in any general meeting at which a quorum is present (and shall if so directed), adjourn the meeting. Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each member in accordance with the provisions of these articles.

44.	At any general meeting a resolution put to the vote of the meeting shall be decided by poll.

45.	A poll shall be taken in such manner as the Chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was taken.

46.
Subject to ~~Section 141~~the provisions of the Act, a resolution in writing signed by all of the members for the time being entitled to attend and vote on such resolution at a general meeting (or being bodies corporate by their duly authorised representatives) shall be as valid and effective for all purposes as if the resolution had been passed at a general meeting of the Company duly convened and held, and may consist of several documents in like form each signed by one or more persons, and if described as a special resolution shall be deemed to be a special resolution within the meaning of the Act. Any such resolution shall be served on the Company.

47.
The Board may, and at any general meeting, the Chairman of such meeting may make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairman of such meeting are entitled to refuse entry to a person who refuses to comply with any such arrangements, requirements or restrictions.

48.
(a)    The Board may make such arrangements as it considers appropriate to enable the members to participate in any general meeting by means of electronic or other communication facilities, so as to permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

(b)
The Board may, and at any general meeting, the chairman of such meeting may make any arrangement and impose any requirement as may be reasonable for the purpose of verifying the identity of members participating by way of electronic or other communication facilities, as described in article 48(a).

49.	Where there is an equality of votes on a poll, the Chairman of the meeting shall be entitled to a casting vote in addition to any other vote he may have.

VOTES OF MEMBERS

50.
Subject to any special rights or restrictions as to voting for the time being attached by or in accordance with these articles to any class of shares ~~on a poll~~, every member who is present in person or by proxy shall have one vote for each share of which he is the Holder.

51.
When there are joint Holders, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint Holders: and for this purpose, seniority shall be determined by the order in which the names stand in the Register.

52.
A member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction (whether in Ireland or elsewhere) in matters concerning mental disorder, may vote by his committee, receiver, guardian or other person appointed by that court and any such committee, receiver, guardian or other person may vote by proxy ~~on a poll~~. Evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote shall be received at the Office or at such other address as is specified in accordance with these articles for the receipt of appointments of proxy, not less than forty-eight hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised and in default the right to vote shall not be exercisable.

53.
No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered, and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the chairman of the meeting, whose decision shall be final and conclusive.

54.	Votes may be given either personally or by proxy.

55.
(a)    Every member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on his behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy shall be in any form which the Directors may approve and, if required by the Company, shall be signed by or on behalf of the appointor. In relation to written proxies, a body corporate may sign a form of proxy under its common seal or under the hand of a duly authorised officer thereof or in such other manner as the Directors may approve. A proxy need not be a member of the Company. The appointment of a proxy in electronic or other form shall only be effective in such manner as the Directors may approve.

(b)
Without limiting the foregoing, the Directors may from time to time permit appointments of a proxy to be made by means of a telephonic, electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such telephonic, electronic or internet communication or facility to be made. The Directors may in addition prescribe the method of determining the time at which any such telephonic, electronic or internet communication or facility is to be treated as received by the Company. The Directors may treat any such telephonic, electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a Holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Holder.

(c)
A proxy must be submitted in accordance with the procedures permitted in these Articles by such time as is prescribed in the notice of meeting, and if no such time is specified, by no later than 48 hours before the commencement of the meeting.

56.
Any body corporate which is a member of the Company may authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of members of the Company and the person so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise if it were an individual member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person to act as the representative of the relevant body corporate.

57.
An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered to, deposited with or received by the Company again for the purposes of any subsequent meeting to which it relates.

58.
Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a member from attending and voting at the meeting or at any adjournment thereof. An appointment of proxy shall be valid, unless the contrary is stated therein, for any adjournment of the meeting to which it relates.

59.
(a)    A vote given in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no notice in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the Office, at least one hour before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts PROVIDED HOWEVER, that where such notice is given in electronic form it shall have been received by the Company at least 24 hours (or such lesser time as the Directors may specify) before the commencement of the meeting.

(b)
The Directors may send, at the expense of the Company, by post, electronic mail or otherwise, to the members forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

DIRECTORS

60.
The number of Directors shall not be less than two nor more than fifteen. The continuing Directors may act notwithstanding any vacancy in their body, provided that if the number of the Directors is reduced below the prescribed minimum the remaining Director or Directors shall appoint forthwith an additional Director or additional Directors to make up such minimum or shall convene a general meeting of the Company for the purpose of making such appointment. If, at any annual general meeting of the Company, the number of Directors is reduced below the prescribed minimum due to the failure of any Directors to be re-elected, then in those circumstances, the two Directors which receive the highest number of votes in favour of re-election shall be re-elected and shall remain Directors until such time as additional Directors have been appointed to replace them as Directors. If, at any annual general meeting of the Company, the number of Directors is reduced below the prescribed minimum in any circumstances where one Director is re-elected, then that Director shall hold office until the next annual general meeting and the Director which (excluding the re-elected Director) receives the highest number of votes in favour of re-election shall be re-elected and shall remain a Director until such time as one or more additional Directors have been appointed to replace him or her. If there be no Director or Directors able or willing to act then any two members may summon a general meeting for the purpose of appointing Directors. Any additional Director so appointed shall hold office (subject to the provisions of the ~~Acts~~Act and these articles) only until the conclusion of the annual general meeting of the Company next following such appointment unless he is re-elected during such meeting.

61.
Each Director shall be paid a fee for the services at such rate as may from time to time be determined by the Board. The Directors may also be paid all traveling, hotel and other expenses properly incurred by them in attending and returning from meetings of the Directors or any committee of the Directors or general meetings of the Company or in connection with the business of the Company.

62.
If any Director shall be called upon to perform extra services which in the opinion of the Directors are outside the scope of the ordinary duties of a Director, the Company may remunerate such Director either by a fixed sum or by a percentage of profits or otherwise as may be determined by a resolution passed at a meeting of the Directors and such remuneration may be either in addition to or in substitution for any other remuneration to which he may be entitled as a Director.

63.	No shareholding qualification for Directors shall be required. A Director who is not a member of the Company shall nevertheless be entitled to attend and speak at general meetings.

64.
Unless the Company otherwise directs, a Director of the Company may be or become a Director or other officer of, or otherwise interested in, any company promoted by the Company or in which the Company may be interested as Holder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a Director or officer of, or from his interest in, such other company.

BORROWING POWERS

65.
Subject to ~~Part III of~~ the ~~1983~~ Act, the Directors may exercise all the powers of the Company to borrow or raise money, and to mortgage or charge its undertaking, property, assets and uncalled capital or any part thereof and to issue debentures, debenture stock and other securities whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party, without any limitation as to amount.

POWERS AND DUTIES OF THE DIRECTORS

66.
The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the ~~Acts~~Act or by these articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any of these articles and to the provisions of the ~~Acts~~Act.

67.
The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

68.
A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors in accordance with ~~Section 194 of~~ the Act.

69.
(a)    A Director shall be entitled (in the absence of some other material interest than is indicated below) to vote (and be counted in the quorum) in respect of any resolutions concerning any of the following matters, namely:

(i)
the giving of any security, guarantee or indemnity to him in respect of money lent by him to the Company or any of its subsidiary or associated companies or obligations incurred by him or by any other person at the request of or for the benefit of the Company or any of its subsidiary or associated companies;

(ii)
the giving of any security, guarantee or indemnity to a third party in respect of a debt or obligation of the Company or any of its subsidiary or associated companies for which he himself has assumed responsibility in whole or in part and whether alone or jointly with others under a guarantee or indemnity or by the giving of security;

(iii)
any proposal concerning any offer of shares or debentures or other securities of or by the Company or any of its subsidiary or associated companies for subscription, purchase or exchange in which offer he is or is to be interested as a participant in the underwriting or sub-underwriting thereof;

(iv)
any proposal concerning any other company in which he is interested, directly or indirectly and whether as an officer or member or otherwise howsoever, provided that he is not the Holder of or beneficially interested in 1% or more of the issued shares of any class of such company or of the voting rights available to members of such company (or of a third company through which his interest is derived) (any such interest being deemed for the purposes of this article to be a material interest in all circumstances);

(v)
any proposal concerning the adoption, modification or operation of a superannuation fund or retirement benefits scheme under which he may benefit and which has been approved by or is subject to and conditional upon approval for taxation purposes by the appropriate Revenue authorities;

(vi)
any proposal concerning the adoption, modification or operation of any scheme for enabling employees (including full time executive Directors) of the Company and/or any subsidiary thereof to acquire shares in the Company or any arrangement for the benefit of employees of the Company or any of its subsidiaries under which the Director benefits or may benefit; or

(vii)	any proposal concerning the giving of any indemnity pursuant to article 117 or the discharge of the cost of any insurance coverage purchased or maintained pursuant to article 75 and article 117(c).

(b)
Where proposals are under consideration concerning the appointment (including fixing or varying the terms of appointment) of two or more Directors to offices or employments with the Company or any company in which the Company is interested, such proposals may be divided and considered in relation to each Director separately and in such case each of the Directors concerned (if not debarred from voting under article 69(a)(iv)) shall be entitled to vote (and be counted in the quorum) in respect of each resolution except that concerning his own appointment.

(c)
If a question arises at a meeting of Directors or of a committee of Directors as to the materiality of a Director’s interest or as to the right of any Director to vote and such question is not resolved by his voluntarily agreeing to abstain from voting, such question may be referred, before the conclusion of the meeting, to the chairman of the meeting and his ruling in relation to any Director other than himself shall be final and conclusive. In relation to the Chairman, such question may be resolved by a resolution of a majority of the Directors (other than the Chairman) present at the meeting at which the question first arises.

(d)	For the purposes of this article, an interest of a person who is the spouse or a minor child of a Director shall be treated as an interest of the Director.

(e)	The Company by Ordinary Resolution may suspend or relax the provisions of this article to any extent or ratify any transaction not duly authorised by reason of a contravention of this article.

70.
(a)    A Director may hold and be remunerated in respect of any other office or place of profit under the Company or any other company in which the Company may be interested (other than the office of auditor of the Company or any subsidiary thereof) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine, and no Director or intending Director shall be disqualified by his office from contracting or being interested, directly or indirectly, in any contract or arrangement with the Company or any such other company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise nor shall any Director so contracting or being so interested be liable to account to the Company for any profits and advantages accruing to him from any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established.

(b)
A Director or anyone else is expressly permitted (for the purposes of Section 228(1)(d) of the Act) to use the Company’s property subject to such conditions as may be or have been approved by the Board or pursuant to any delegation by the Board in accordance with these Articles or as permitted by their terms of employment or appointment.

(c)
Nothing in the Acts shall restrict a Director from entering into any commitment which has been approved by the Board or has been approved pursuant to such authority as may be delegated by the Board or is otherwise in accordance with these Articles.

71.
The Directors may exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as they think fit and in particular they may exercise their voting powers in favour of any resolution appointing the Directors or any of them as Directors or officers of such other company or providing for the payment of remuneration or pensions to the Directors or officers of such other company.

72.
Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director, but nothing herein contained shall authorise a Director or his firm to act as auditor to the Company.

73.
All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.

74.	The Directors shall cause minutes to be made in books provided for the purpose:

(a)	of all appointments of officers made by the Directors;

(b)	of the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)	of all resolutions and proceedings at all meetings of the Company and of the Directors and of committees of Directors.

75.
The Directors may procure the establishment and maintenance of or participate in, or contribute to any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or other officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary of the Company or of the predecessor in business of the Company or any such subsidiary or holding Company and the wives, widows, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well-being of the Company or of any such other Company as aforesaid, or its members, and payments for or towards the insurance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object. Provided that any Director shall be entitled to retain any benefit received by him under this article, subject only, where the ~~Acts~~Act require, to disclosure to the members and the approval of the Company in general meeting.

DISQUALIFICATION OF DIRECTORS
76.    The office of a Director shall be vacated ipso facto if the Director:

(a)	is restricted or disqualified to act as a Director under the provisions ~~of Part VII~~ of the ~~1990~~ Act;

(b)	resigns his office by notice in writing to the Company or in writing offers to resign and the Directors resolve to accept such offer;

(c)	is or becomes bankrupt or makes any arrangement or composition with his or her creditors generally;

(d)	is or becomes of unsound mind or dies; or

(e)	is removed from office under article 81.

APPOINTMENT, ROTATION AND REMOVAL OF DIRECTORS

77.
At every annual general meeting of the Company, each of the Directors shall retire from office unless re-elected by Ordinary Resolution at the annual general meeting. A Director retiring at a meeting shall retain office until the close or adjournment of the meeting.

78.	Every Director nominated for re-election by the Board shall be eligible to stand for re-election at an annual general meeting.

79.
If a Director nominated for re-election by the Board offers himself for re-election, he shall be deemed to have been re-elected unless at such meeting the Ordinary Resolution for the re-election of such Director has been defeated.

80.	The Company may from time to time by Special Resolution increase or reduce the maximum number of Directors.

81.
The Company may, by Ordinary Resolution, of which extended notice has been given in accordance with Section 142 of the Act, remove any Director before the expiration of his period of office notwithstanding anything in these regulations or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him and the Company.

82.
The Company may, by Ordinary Resolution, appoint another person in place of a Director removed from office under article 81 and, without prejudice to the powers of the Directors under article 60 or article 83, the Company in general meeting by Ordinary Resolution may appoint any person to be a Director either to fill a casual vacancy or as an additional Director, subject to the maximum number of Directors set out in article 60.

83.
The Directors may appoint a person who is willing to act to be a Director, either to fill a vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with these articles as the maximum number of Directors. A Director so appointed shall hold office only until the next following annual general meeting. If not re-appointed at such annual general meeting, such Director shall vacate office at the conclusion thereof.

PROCEEDINGS OF DIRECTORS

84.
(a)    The quorum necessary for the transaction of business at all meetings of the Board shall be a majority of the Directors then in office. If at any meeting of the Board there be less than a quorum present, a majority of those present or any Director solely present may adjourn the meeting from time to time without further notice.

(b)	Regular meetings of the Board shall be held at such times and intervals as the Board may from time to time determine.

(c)	Special meetings of the Board shall be held on the requisition of the Chairman, if there is one, or if not, by 33⅓% of the Directors then in office.

(d)
Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

(e)
Unless a greater number is expressly required by law or these articles, the affirmative votes of a majority of the votes cast by the Directors present at a meeting at which a quorum is in attendance shall be the act of the Board or a committee thereof, as appropriate. At any time that these articles provide that Directors elected by the holders of a class or series of shares shall have more or less than one vote per Director on any matter, every reference in these articles to a majority or other proportion of Directors shall refer to a majority or other proportion of the votes of such Directors.

85.
The continuing Directors may act notwithstanding any vacancy in their number but, if and so long as their number is reduced below the number fixed by or pursuant to these articles as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number or of summoning a general meeting of the Company but for no other purpose.

86.
Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, if there be one, shall act as chairman at all meetings of the Board, or in the absence of the Chairman, a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

87.
The Board may from time to time designate committees of the Board, with such powers and duties as the Board may decide to confer on such committees, and shall, for those committees and any others provided for herein, elect a Director or Directors to serve as the member or members, designating, if it desires, other Directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Adequate provision shall be made for notice to members of all meetings. A majority of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committees.

88.
A committee may elect a chairman of its meeting. If no such Chairman is elected, or if at any meeting the Chairman is not present within five minutes after the time appointed for holding the same, the members present may choose one of their number to be chairman of the meeting.

89.
All acts done by any meeting of the Directors or of a committee of Directors or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

90.
(a)    Notice of a regular meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by mail, courier service, telecopier, facsimile, printing, computer generated email or other mode of representing words in a legible and non-transitory form at such Director’s last known address or any other address given by such Director to the Company for this purpose before the proposed date of the meeting, but a failure of the Secretary to send such notice shall not invalidate any proceedings of the Board at such meeting.

(b)
Notice of a special meeting of the Board shall be deemed to be duly given to a Director if it is sent to such Director by mail before the proposed date of the meeting, or given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by mail, courier service, telecopier facsimile, printing, computer generated email or other mode of representing words in a legible and non-transitory form, at such Director’s last known address or any other address given by such Director to the Company for this purpose at least one day before the proposed date of the meeting, but such notice may be waived by any Director. At any special meeting at which every Director shall be present, even without notice, any business may be transacted.

91.
A resolution or other document in writing (in electronic form or otherwise) signed (whether by electronic signature, advanced electronic signature or otherwise as approved by the Directors) by all the Directors entitled to receive notice of a meeting of Directors or of a committee of Directors shall be as valid as if it had been passed at a meeting of Directors or (as the case may be) a committee of Directors duly convened and held and may consist of several documents in the like form each signed by one or more Directors, and such resolution or other document or documents when duly signed may be delivered or transmitted (unless the Directors shall otherwise determine either generally or in any specific case) by facsimile transmission, electronic mail or some other similar means of transmitting the contents of documents.

EXECUTIVES

92.
(a)    The executives of the Company shall consist of a Chief Executive Officer and a Secretary (who may or may not be Directors). The Chief Executive Officer may appoint such other executives (who may or may not be Directors) from time to time, including, without limitation, presidents, chief operating officers, chief financial officers, senior vice-presidents, vice-presidents, treasurers, controllers, assistant treasurers and assistant secretaries. A Person may hold any number of positions simultaneously.

(b)
The executives shall have the powers typically exercised by persons holding such positions or such powers as may be delegated to them by the Board from time to time and will perform the usual duties pertaining to such positions as well as perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

THE SEAL

93.
(a)    The Directors shall ensure that the Seal (including any official securities seal kept pursuant to the ~~Acts~~Act) shall be used only by the authority of the Directors or of a committee authorised by the Directors and that every instrument to which the seal shall be affixed shall be signed by a Director or some other person appointed by the Chairman, Secretary or Assistant Secretary for that purpose.

(b)	The Company may have for use in any place or places outside Ireland, a duplicate Seal or Seals each of which shall be a duplicate of the Seal of the Company.

(c)	The Company may exercise the powers conferred by the ~~Acts~~Act with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

DIVIDENDS AND RESERVES

94.	The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors.

95.	The Directors may from time to time pay to the members such interim dividends as appear to the Directors to be justified by the profits of the Company.

96.	No dividend or interim dividend shall be paid otherwise than in accordance with the provisions ~~of Part IV~~ of the ~~1983~~ Act.

97.
The Directors may, before recommending any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose to which the profits of the Company may be properly applied and pending such application may at the like discretion either be employed in the business of the Company or be invested in such investments as the Directors may lawfully determine. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to ~~divide~~distribute.

98.
Subject to the rights of persons, if any, entitled to shares with special rights as to dividend, all dividends shall be declared and paid according to the amounts paid or credited as paid on the shares in respect whereof the dividend is paid. All dividends shall be apportioned and paid proportionately to the amounts paid or credited as paid on the shares during any portion or portions of the period in respect of which the dividend is paid: but if any share is issued on terms providing that it shall rank for dividend as from a particular date, such share shall rank for dividend accordingly.

99.	The Directors may deduct from any dividend payable to any member all sums of money (if any) immediately payable by him to the Company in relation to the shares of the Company.

100.
Any general meeting declaring a dividend or bonus and any resolution of the Directors declaring an interim dividend may direct payment of such dividend or bonus or interim dividend wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures or debenture stocks of any other company or in any one or more of such ways, and the Directors shall give effect to such resolution, and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient, and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any members upon the footing of the value so fixed, in order to adjust the rights of all the parties, and may vest any such specific assets in trustees as may seem expedient to the Directors.

101.
Any dividend or other moneys payable in respect of any share may be paid by cheque or warrant sent by post, at the risk of the person or persons entitled thereto, to the registered address of the Holder or, where there are joint Holders, to the registered address of that one of the joint Holders who is first named on the members Register or to such person and to such address as the Holder or joint Holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any joint Holder or other person jointly entitled to a share as aforesaid may give receipts for any dividend or other moneys payable in respect of the share. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company’s account in respect of the relevant amount shall be evidence of good discharge of the Company’s obligations in respect of any payment made by any such methods.

102.	No dividend shall bear interest against the Company.

103.
If the Directors so resolve, any dividend which has remained unclaimed for twelve years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other moneys payable in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

ACCOUNTS

104.	(a) The Directors shall cause to be kept ~~proper books of account~~adequate accounting records, whether in the form of documents, electronic form or otherwise, that:

(i)	correctly record and explain the transactions of the Company;

(ii)	will at any time enable the assets, liabilities, financial position and profit and loss of the Company to be determined with reasonable accuracy;

(iii)	will enable the Directors to ensure that ~~any balance sheet, profit and loss account or income and expenditure account~~financial statements of the Company complies with the requirements of the Act~~s~~; and

(iv)	will enable ~~the accounts~~those financial statements of the Company to be readily and properly audited.
~~Books of account~~ The accounting records shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. ~~Proper books of account~~ Adequate accounting records shall ~~not~~ be deemed to ~~be kept if there are not kept such books of account as are necessary to are not~~have been maintained if they comply with the provisions of the Act and explain the Company's transactions and facilitate the preparation of financial statements that give a true and fair view of the ~~state~~ assets, liabilities, financial position and profit and loss of the Company~~’s affairs and to explain its transactions~~.
The Company may send by post, electronic mail or any other means of electronic communication a summary financial statement to its members or persons nominated by any member. The Company may meet, but shall be under no obligation to meet, any request from any of its members to be sent additional copies of its full report and accounts or summary financial statement or other communications with its members.

(b)
The ~~books of account~~ accounting records shall be kept at the Office or, subject to the provisions of the ~~Acts~~Act, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

(c)
In accordance with the provisions of the Acts, the Directors shall cause to be prepared and to be laid before the annual general meeting of the Company from time to time such ~~profit and loss accounts, balance sheets, group accounts~~statutory financial statements of the Company and reports as are required by the ~~Acts~~Act to be prepared and laid before such meeting.

(d)
A copy of every ~~balance sheet~~statutory financial statement (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report and Auditors’ report or summary financial statements prepared in accordance with the Act shall be sent (within the meaning of ~~Article~~article 109(b)) by post, electronic mail or any other means of communication (electronic or otherwise) or made available on the Company's website, not less than twenty-one Clear Days before the date of the annual general meeting, to every person entitled under the provisions of the ~~Acts~~Act to receive them: provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes; and provided that, where the Directors elect to send summary financial statements to the members, any member may request that he be sent a copy of the statutory financial statements of the Company.

105.
The Directors shall determine from time to time whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of members, not being Directors, and no member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by the ~~Acts~~Act or authorised by the Directors or by the Company in general meeting. No member shall be entitled to require discovery of or any information respecting any detail of the Company’s trading, or any matter which is or may be in the nature of a trade secret, mystery of trade, or secret process which may relate to the conduct of the business of the Company and which in the opinion of the Directors it would be inexpedient in the interests of the members of the Company to communicate to the public.

CAPITALISATION OF PROFITS

106.
Without prejudice to any powers conferred on the Directors as aforesaid, and subject to the Directors’ authority to issue and allot shares under articles 8(c) and 8(d), the Directors may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s reserve accounts or to the credit of the profit and loss account which is not available for distribution by applying such sum in paying up in full unissued shares to be allotted as fully paid bonus shares to those members of the Company who would have been entitled to that sum if it were distributable and had been distributed by way of dividend (and in the same proportions) and the Directors shall give effect to such resolution. Whenever such a resolution is passed in pursuance of this article, the Directors shall make all appropriations and applications of the undivided profits resolved to be capitalised thereby and all allotments and issues of fully paid shares or debentures, if any, and generally shall do all acts and things required to give effect thereto with full power to the Directors to make such provisions as they shall think fit for the case of shares or debentures becoming distributable in fractions (and, in particular, without prejudice to the generality of the foregoing, either to disregard such fractions or to sell the shares or debentures represented by such fractions and distribute the net proceeds of such sale to and for the benefit of the Company or to and for the benefit of the members otherwise entitled to such fractions in due proportions) and to authorise any person to enter on behalf of all the members concerned into an agreement with the Company providing for the allotment to them respectively, credited as fully paid up, of any further shares or debentures to which they may become entitled on such capitalisation or, as the case may require, for the payment up by the application thereto of their respective proportions of the profits resolved to be capitalised of the amounts remaining unpaid on their existing shares and any agreement made under such authority shall be binding on all such members.

AUDIT

107.	Auditors shall be appointed and their duties regulated in accordance with the ~~Acts, in particular with Sections 187 to 193 of the 1990 Act or any statutory amendment thereof~~Act.

NOTICES

108.	Any notice to be given, served, sent or delivered pursuant to these articles shall be in writing (whether in electronic form or otherwise).

109.	(a) A notice or document to be given, served, sent or delivered in pursuance of these articles may be given to, served on or delivered to any member by the Company:

(i)	by handing same to him or his authorised agent;

(ii)	by leaving the same at his registered address;

(iii)	by sending the same by the post in a pre-paid cover addressed to him at his registered address; or

(iv)
by sending, with the consent of the member to the extent required by law, the same by means of electronic mail or other means of electronic communication approved by the Directors, with the consent of the member, to the address of the member notified to the Company by the member for such purpose (or if not so notified, then to the address of the member last known to the Company).

(b)
For the purposes of these articles and the Act, a document shall be deemed to have been sent to a member if a notice is given, served, sent or delivered to the member and the notice specifies the website or hotlink or other electronic link at or through which the member may obtain a copy of the relevant document.

(c)
Where a notice or document is given, served or delivered pursuant to article 109(a)(i) or 109(a)(ii), the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the member or his authorised agent, or left at his registered address (as the case may be).

(d)
Where a notice or document is given, served or delivered pursuant to article 109(a)(iii), the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

(e)
Where a notice or document is given, served or delivered pursuant to article 109(a)(iv), the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 48 hours after despatch.

(f)
Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a member shall be bound by a notice given as aforesaid if sent to the last registered address of such member, or, in the event of notice given or delivered pursuant to article 109(a)(iv), if sent to the address notified by the Company by the member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such member.

(g)
Notwithstanding anything contained in this article the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction or other area other than Ireland.

(h)
Any requirement in these articles for the consent of a member in regard to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company’s audited accounts and the Directors’ and auditor’s reports thereon, shall be deemed to have been satisfied where the Company has written to the member informing him/her of its intention to use electronic communications for such purposes and the member has not, within four weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a member has given, or is deemed to have given, his/her consent to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, he/she may revoke such consent at any time by requesting the Company to communicate with him/her in documented form PROVIDED HOWEVER that such revocation shall not take effect until five days after written notice of the revocation is received by the Company.

(i)
Without prejudice to the provisions of articles 109(a)(i) and 109(a)(ii), if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement and such notice shall be deemed to have been duly served on all members entitled thereto at noon on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website. For purposes of this article 109(i), “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Company with the U.S. Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the U.S. Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

110.
A notice may be given by the Company to the joint Holders of a share by giving the notice to the joint Holder whose name stands first in the Register in respect of the share and notice so given shall be sufficient notice to all the joint Holders.

111.
(a)    Every person who becomes entitled to a share shall before his name is entered in the Register in respect of the share, be bound by any notice in respect of that share which has been duly given to a person from whom he derives his title.

(b)
A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending or delivering it, in any manner authorised by these articles for the giving of notice to a member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

112.	The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

113.
A member present, either in person or by proxy, at any meeting of the Company or the Holders of any class of shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

WINDING UP

114.
If the Company shall be wound up and the assets available for distribution among the members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the shares held by them respectively. If in a winding up the assets available for distribution among the members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said shares held by them respectively. Notwithstanding the foregoing, this article shall not affect the rights of the Holders of shares issued upon special terms and conditions.

115.
(a)    In case of a sale by the liquidator under ~~Section 260 of~~ the Act, the liquidator may by the contract of sale agree so as to bind all the members for the allotment to the members directly of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting members conferred by the ~~said Section~~Act.

(b)
The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

116.
If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the ~~Acts~~Act, may divide among the members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the members or different classes of members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he determines, but so that no member shall be compelled to accept any assets upon which there is a liability.

INDEMNITY

117.
(a)    Subject to the provisions of and so far as may be ~~admitted~~permitted by the ~~Acts~~Act, every Director and the Secretary of the Company shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him in the execution and discharge of his duties or in relation thereto including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as an officer or employee of the Company and in which judgement is given in his favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part) or in which he is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.

(b)
The Company shall indemnify any person who was, is or is threatened to be made a party to a Proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was an “officer” of the Company as such term is defined in the rules of the U.S. Securities and Exchange Commission promulgated under the U.S. Securities Exchange Act of 1934, as amended (excluding any Director or Secretary) or (ii) is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, general or limited partnership, firm, association, trust, estate, company (including a limited liability company) or any other entity or organisation or employee benefit plan or other enterprise (any such person in clause (i) or clause (ii) above, a “covered person”), to the fullest extent permitted under Irish law, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any officer who is elected and accepts the position of officer or elects to continue to serve as an officer and of any other covered person who is or continues to serve in any of the aforementioned capacities while this article is in effect. Any repeal or amendment of this article shall be prospective only and shall not limit the rights of any such officer or other covered person or the obligations of the Company with respect to any claim arising from or related to the services of such officer or other covered person in any of the aforementioned capacities prior to any such repeal or amendment to this article. Such right shall include the right to be paid by the Company expenses incurred in defending any such Proceeding in advance of its final disposition to the maximum extent permitted under Irish law, as the same exists or may hereafter be amended; provided that to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the officer or other covered person is not entitled to be indemnified under this article or otherwise. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Company within 60 days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under Irish law, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including the Board or any committee thereof, independent legal counsel or members) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Company (including the Board or any committee thereof, independent legal counsel or members) that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his or her heirs, executors, administrators and personal representatives. Except as otherwise provided in this article 117(b), the Company shall be required to indemnify an officer or other covered person of the Company in connection with a Proceeding (or part thereof) commenced by such person only if the commencement of such Proceeding (or part thereof) by the person was authorised by the Board.

(c)
The Directors shall have power to purchase and maintain for any Director, the Secretary or other employees of the Company or any director, officer, employee or agent of any of its subsidiaries insurance against any liability referred to in ~~Section 200 of~~ the Act or otherwise.

(d)	The Company may additionally indemnify any employee or agent of the Company or any director, officer, employee or agent of any of its subsidiaries to the fullest extent permitted by law.

(e)
The rights conferred on any person indemnified by this article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Memorandum of Association of the Company, these articles, agreement, vote of the members or disinterested Directors or otherwise.

(f)
The Company’s obligation, if any, to indemnify or to advance expenses to any person indemnified who was or is serving at its request as a Director or officer or otherwise of another person described in article 117(a) or 117(b) shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other person.

(g)
This article shall not limit the right of the Company, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than persons authorised for indemnification under this article when and as authorised by appropriate corporate action.

(h)	The indemnity provided by this article shall not extend to any matter in respect of any fraud or dishonesty which may attach to any of said persons.

(i)
“Proceeding,” for purposes of this article, means any threatened, pending or completed action, suit, claim or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit, claim or proceeding, and any inquiry or investigation that could lead to such an action, suit, claim or proceeding.

UNTRACED HOLDERS

118.
(a)    The Company shall be entitled to sell at the best price reasonably obtainable any share or stock of a member or any share or stock to which a person is entitled by transmission if and provided that:

(i)
for a period of twelve years (not less than three dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the member or to the person entitled by transmission to the share or stock at his address on the Register or other the last known address given by the member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the member or the person entitled by transmission;

(ii)
at the expiration of the said period of twelve years the Company has given notice by advertisement in a leading Dublin newspaper and a newspaper circulating in the area in which the address referred to in this article 118(a) is located of its intention to sell such share or stock; and

(iii)
the Company has not during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the member or person entitled by transmission.

(b)
To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such share or stock and such instrument of transfer shall be as effective as if it had been executed by the registered Holder of or person entitled by transmission to such share or stock. The Company shall account to the member or other person entitled to such share or stock for the net proceeds of such sale by carrying all monies in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company if any) as the Directors may from time to time think fit.

(c)
To the extent necessary in order to comply with any laws or regulations to which the Company is subject in relation to escheatment, abandonment of property or other similar or analogous laws or regulations (“Applicable Escheatment Laws”), the Company may deal with any share of any member and any unclaimed cash payments relating to such share in any manner which it sees fit, including (but not limited to) transferring or selling such share and transferring to third parties any unclaimed cash payments relating to such share.

(d)
The Company may only exercise the powers granted to it in article 118(a) above in circumstances where it has complied with, or procured compliance with, the required procedures (as set out in the Applicable Escheatment Laws) with respect to attempting to identify and locate the relevant member of the Company.

(e)	Any stock transfer form to be executed by the Company in order to sell or transfer a share pursuant to article 118(a) may be executed in accordance with article 13(a).

DESTRUCTION OF DOCUMENTS

119.	The Company may destroy:

(a)
any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two years from the date such mandate variation, cancellation or notification was recorded by the Company;

(b)	any instrument of transfer of shares which has been registered, at any time after the expiry of six years from the date of registration; and

(c)	any other document on the basis of which any entry in the Register was made, at any time after the expiry of six years from the date an entry in the Register was first made in respect of it and it shall be presumed conclusively in favour of the Company that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:

(i)
the foregoing provisions of this article shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim;

(ii)
nothing contained in this article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of article 119(a) above are not fulfilled; and

(iii)	references in this article to the destruction of any document include references to its disposal in any manner.

SALE, LEASE OR EXCHANGE OF ASSETS

120.
Without limiting the generality of the foregoing, the sale, lease or exchange of all or substantially all of the assets of the Company shall, except as otherwise expressly provided in these articles, require the approval of members by way of an affirmative vote of a majority of the votes cast by the members in person or by proxy appointed by instrument in writing subscribed by such member or by his or her duly authorised attorney and delivered to the chairman of the meeting.

TRANSACTIONS WITH INTERESTED MEMBERS

121.
(a)    The Company may not engage, at any time, in any Business Combination with any Interested Member unless the Business Combination receives the affirmative vote of the holders of two thirds of the shares then in issue of all classes of shares of the Company entitled to vote, considered for the purposes of this provision as one class.

(b)
Interested Member status of a member is determined as of the date of any action taken by the Board with respect to such transaction or as of any record date for the determination of members entitled to notice and to vote with respect thereto or immediately prior to the consummation of such transaction. Any determination made in good faith by the Board, on the basis of information at the time available to it, as to whether any person is an Interested Member, shall be conclusive and binding for all purposes of these articles.

(c)
The provisions of article 121(a) shall not apply to (i) any Business Combination with an Interested Member that has been approved by the Board or (ii) any agreement for the amalgamation, merger or consolidation of any subsidiary of the Company with the Company or with another subsidiary of the Company if (A) the provisions of this article 121(c) shall not be changed or otherwise affected by or by virtue of the amalgamation, merger or consolidation and (B) the holders of greater than 50% of the voting power of the Company or the subsidiary, as appropriate, immediately prior to the amalgamation, merger or consolidation continue to hold greater than 50% of the voting power of the amalgamated company immediately following the amalgamation, merger or consolidation.

(d)	For the purposes of this article, “Business Combination” means:

(i)
any amalgamation, merger or consolidation of the Company or one of its subsidiaries with an Interested Member or with any person that is, or would be after such amalgamation, merger or consolidation, an affiliate or associate of an Interested Member;

(ii)
any transfer or other disposition to or with an Interested Member or any affiliate or associate of an Interested Member of all or any material part of the assets of the Company or one of its subsidiaries; and

(iii)
any issuance or transfer of shares of the Company upon conversion of or in exchange for the securities or assets of any Interested Member, or with any person that is, or would be after such amalgamation, merger or consolidation, an affiliate or associate of an Interested Member.

(e)	For the purposes of this article, “Interested Member” means any member that:

(i)	is the beneficial owner, directly or indirectly, of 10% or more of the voting power of the voting shares of the Company then in issue; or

(ii)
is an affiliate or associate of the Company and at any time within the five-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the shares then in issue of the Company. For the purpose of determining whether a member is an Interested Member, the number of voting shares of the Company then in issue shall include shares deemed to be beneficially owned by such member, but shall not include any other unissued voting shares of the Company which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

Names, addresses and descriptions of subscribers	Number of shares taken by each subscriber

for and on behalf of Enceladus Holding Limited Arthur Cox Building Earlsfort Terrace Dublin 2 Corporate Body	Thirty Nine Thousand, Nine Hundred and Ninety Four Ordinary Shares
for and on behalf of DIJR Nominees Limited Arthur Cox Building Earlsfort Terrace Dublin 2 Corporate Body	One Ordinary Share
for and on behalf of Fand Limited Arthur Cox Building Earlsfort Terrace Dublin 2 Corporate Body	One Ordinary Share
for and on behalf of Arthur Cox Nominees Limited Arthur Cox Building Earlsfort Terrace Dublin 2 Corporate Body	One Ordinary Share
for and on behalf of Arthur Cox Registrars Limited Arthur Cox Building Earlsfort Terrace Dublin 2 Corporate Body	One Ordinary Share
for and on behalf of Arthur Cox Trust Services Limited Arthur Cox Building Earlsfort Terrace Dublin 2 Corporate Body	One Ordinary Share
for and on behalf of Arthur Cox Trustees Limited Arthur Cox Building Earlsfort Terrace Dublin 2 Corporate Body	One Ordinary Share

Dated the ~~9th~~     day of ~~May 2013~~ 20

Witness to the above signatures    :
Arthur Cox Building
Earlsfort Terrace, Dublin 2

Annex III

77.
Subject to article 83, at ~~At~~ every annual general meeting of the Company, each of the Directors shall retire from office unless re-elected by Ordinary Resolution at the annual general meeting. A Director retiring at a meeting shall retain office until the close or adjournment of the meeting.

79.
Subject to article 83, if ~~If~~ a Director nominated for re-election by the Board offers himself for re-election, he shall be deemed to have been re-elected unless at such meeting the Ordinary Resolution for the re-election of such Director has been defeated.

~~83.~~
~~The Directors may appoint a person who is willing to act to be a Director, either to fill a vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with these articles as the maximum number of Directors. A Director so appointed shall hold office only until the next following annual general meeting. If not re-appointed at such annual general meeting, such Director shall vacate office at the conclusion thereof.~~

83.	The Directors shall be individuals appointed as follows:

(a)
The Company at the annual general meeting in each year or the Company at any extraordinary general meeting called for the purpose may appoint any eligible person as a Director. Each Director shall be elected by an Ordinary Resolution at such meeting, provided that if, as of, or at any time prior to, 90 days in advance of the anniversary of the immediately preceding annual general meeting, the number of Director nominees exceeds the number of Directors determined by the board in accordance with article 80 (a “contested election”), each of those nominees shall be voted upon as a separate resolution and the Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at any such meeting and entitled to vote on the election of Directors.

For the purposes of this article 1(a), “elected by a plurality” means the election of those Director nominees, equal in number to the number of positions to be filled at the relevant general meeting, that received the highest number of votes in the contested election.

(b)
The Board may, subject to article 80, by a resolution passed with the approval of a majority of the Directors then in office, appoint any persons as additional Directors (but so as not to exceed the maximum number of Directors permitted by these articles) and a Director so appointed shall (unless he is removed from office or his office is vacated in accordance with these articles) hold office until he is required to retire under the following provisions of this article 83.

(c)
So long as there remains in office a sufficient number of Directors to constitute a quorate meeting of the Board, the Board may, by a resolution passed with the approval of a majority of the Directors then in office, appoint any person as a Director to fill any vacancy occurring in the Board and a Director so appointed shall (unless he is removed from office or his office is vacated in accordance with these articles) hold office until he is required to retire under the following provisions of this article 83.

(d)
A Director appointed by the Board under articles 83(b) or 83(c) will hold office only until the next following annual general meeting. If not re-elected by shareholders at that annual general meeting, the Director will vacate office at the end of that meeting.

(e)	Directors are not entitled to appoint alternate directors.

C- 1

Annex IV

60.
The ~~number of Directors shall not be less than two nor more than fifteen. The~~ continuing Directors may act notwithstanding any vacancy in their body, provided that if the number of the Directors is reduced below the ~~prescribed~~ minimum prescribed in accordance with article 80 the remaining Director or Directors shall appoint forthwith an additional Director or additional Directors to make up such minimum or shall convene a general meeting of the Company for the purpose of making such appointment. If, at any annual general meeting of the Company, the number of Directors is reduced below the prescribed minimum due to the failure of any Directors to be re-elected, then in those circumstances, the two Directors which receive the highest number of votes in favour of re-election shall be re-elected and shall remain Directors until such time as additional Directors have been appointed to replace them as Directors. If, at any annual general meeting of the Company, the number of Directors is reduced below the prescribed minimum in any circumstances where one Director is re-elected, then that Director shall hold office until the next annual general meeting and the Director which (excluding the re-elected Director) receives the highest number of votes in favour of re-election shall be re-elected and shall remain a Director until such time as one or more additional Directors have been appointed to replace him or her. If there be no Director or Directors able or willing to act then any two members may summon a general meeting for the purpose of appointing Directors. Any additional Director so appointed shall hold office (subject to the provisions of the ~~Acts~~Act and these articles) only until the conclusion of the annual general meeting of the Company next following such appointment unless he is re-elected during such meeting.

80.
The ~~Company may~~ number of Directors from time to time ~~by Special Resolution increase or reduce the maximum~~ shall be not less than two (2) nor more than fifteen (15) with the exact number of Directors determined from time to time solely by the Board by a resolution of the Directors passed in accordance with these articles.

D- 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:00 a.m. Eastern Time on June 6, 2016. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by mail, your proxy card must be received by 8:00 a.m. Eastern Time on June 6, 2016 for your vote to be counted.

SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E07847-P74788 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALLEGION PLC

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors	For	Against	Abstain
1a. Michael J. Chesser	☐	☐	☐
1b. Carla Cico	☐	☐	☐
1c. Kirk S. Hachigian	☐	☐	☐
1d. David D. Petratis	☐	☐	☐
1e. Dean I. Schaffer	☐	☐	☐
1f. Martin E. Welch III	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IF YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING, PLEASE BRING, IN ADDITION TO THIS ADMISSION TICKET, A PROPER FORM OF IDENTIFICATION.

ADMISSION TICKET

ALLEGION PLC
ANNUAL GENERAL MEETING OF SHAREHOLDERS

JUNE 8, 2016
5:00 p.m., local time
Mandarin Oriental
Neuturmstrasse 1
Munich, Germany

THIS ADMISSION TICKET ADMITS ONLY THE NAMED SHAREHOLDER AND ONE GUEST.

NOTE: VIDEO, STILL PHOTOGRAPHY AND RECORDING DEVICES ARE NOT PERMITTED AT THE ANNUAL GENERAL MEETING. YOUR COOPERATION IS APPRECIATED.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Annual Report, Form 10-K, Notice & Proxy Statement and Irish Statutory Accounts are available at www.proxyvote.com.

E07848-P74788

ALLEGION PLC
Annual General Meeting of Shareholders
June 8, 2016 5:00 p.m.
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) David D. Petratis, Patrick S. Shannon and Jeffrey N. Braun, or any of them, with power of substitution, attorneys and proxies to vote, as indicated on the reverse hereof, all ordinary shares of ALLEGION PLC (the "Company") which the undersigned is entitled to vote at the Annual General Meeting of Shareholders to be held at Mandarin Oriental, Neuturmstrasse 1, Munich, Germany, on Wednesday, June 8, 2016, at 5:00 p.m., local time, or at any adjournments thereof, with all the powers the undersigned would possess, if then and there personally present, upon the matters described in the Notice of the Annual General Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may come before the meeting or any such adjournments.

Any shareholder entitled to attend and vote at the Annual General Meeting may appoint one or more proxies, who need not be a shareholder(s) of the Company. If you wish to appoint a person other than the designated officers of the Company, please contact the Company Secretary and also note that your nominated proxy must attend the Annual General Meeting in person in order for your votes to be voted. A proxy is required to vote in accordance with any instructions given to him/her. Completion of a form of proxy will not preclude a member from attending and voting at the meeting in person.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO CONTRARY SPECIFICATIONS ARE MADE ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED IN THE MANNER RECOMMENDED BY THE COMPANY'S BOARD OF DIRECTORS ON ALL MATTERS AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING OF SHAREHOLDERS.

Continued and to be signed on reverse side